Exhibit 10.1

Execution Copy

COLLABORATIVE DEVELOPMENT AND LICENSE AGREEMENT

by and between

IMMUNOGEN, INC.

and

BIOTEST AG

July 7, 2006

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

TABLE OF CONTENTS

1.	DEFINITIONS		1
2.	ADMINISTRATION OF THE COLLABORATION		20
	2.1	Joint Steering Committee	20
	2.2	Joint Development Committee	23
	2.3	Alliance Managers	25
	2.4	Joint Finance Committee	26
	2.5	Joint Marketing Committee	27
3.	RESEARCH PROGRAM		29
	3.1	Objectives of the Research Program	29
	3.2	Research Plan	29
	3.3	Conduct of Research Program	29
	3.4	Diligence	30
	3.5	Compliance	30
	3.6	Records	31
	3.7	Reports	31
	3.8	Supply of Proprietary Materials	31
4.	DEVELOPMENT AND COMMERCIALIZATION		32
	4.1	Responsibility; Preparation of Plans	32
	4.2	Biotest Products	33
	4.3	Commercialization Diligence	33
	4.4	Compliance	33
	4.5	Information; Updates	34
	4.6	Recalls	38
5.	CO-DEVELOPMENT OPTION; CO-PROMOTION OPTION		38
	5.1	Co-Development Option	38
	5.2	Reconciliation and Auditing of Co-Development Costs	43
	5.3	Compliance	44
	5.4	Commercialization Diligence	44
	5.5	Co-Promotion Rights	44
	5.6	Co-Development Marketing and Sales Plan	46
	5.7	Change in Co-Promotion Percentage	47
	5.8	Labeling	47
6.	CONSIDERATION AND FUNDING		48
	6.1	Upfront Fee	48
	6.2	R&D Funding	48
	6.3	Milestone Payments	49

i

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

	6.4	Payment of Royalties; Royalty Rates; Payment of Net Income; Accounting and Records	50
7.	TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY; NON-SOLICITATION		53
	7.1	Confidentiality	53
	7.2	Publicity	54
	7.3	Publications and Presentations	55
8.	LICENSE GRANTS; EXCLUSIVITY		56
	8.1	Research Licenses	56
	8.2	Development and Commercialization Licenses	56
	8.3	Right to Sublicense	57
	8.4	No Other Rights	57
	8.5	Restricted Activities of ImmunoGen	58
9.	INTELLECTUAL PROPERTY RIGHTS		58
	9.1	Disclosure of Inventions	58
	9.2	Patent Coordinators	59
	9.3	Inventorship	59
10.	FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS		59
	10.1	Patent Filing, Prosecution and Maintenance	59
	~~10.2~~	~~Legal Actions~~	61
	10.3	Trademark Prosecution	64
	10.4	Orange Book Listing	64
11.	TERM AND TERMINATION		64
	11.1	Term	64
	11.2	Termination	65
	11.3	Consequences of Termination of Agreement	66
	11.4	Surviving Provisions	69
12.	REPRESENTATIONS AND WARRANTIES		70
	12.1	Mutual Representations and Warranties	70
	12.2	Additional Representations of ImmunoGen	70
13.	INDEMNIFICATION		71
	13.1	Indemnification of Biotest by ImmunoGen	71
	13.2	Indemnification of ImmunoGen by Biotest	71
	13.3	Conditions to Indemnification	72
	13.4	Warranty Disclaimer	72
	13.5	No Warranty of Success	72
	13.6	Limited Liability	72
	13.7	Insurance	72
14.	MISCELLANEOUS		72
	14.1	Arbitration	72

ii

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

14.2	Notices	73
14.3	Governing Law	74
14.4	Binding Effect	74
14.5	Headings	74
14.6	Counterparts	74
14.7	Amendment; Waiver	74
14.8	No Third Party Beneficiaries	75
14.9	Purposes and Scope	75
14.10	Assignment and Successors	75
14.11	Force Majeure	75
14.12	Interpretation	75
14.13	Integration; Severability	75
14.14	Further Assurances	76

List of Schedules

Schedule 1	Calculation of Net Income
Schedule 2	Licensed Patent Rights
Schedule 3	Material Terms to be Included in Supply Agreement

iii

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

COLLABORATIVE DEVELOPMENT AND LICENSE AGREEMENT

This COLLABORATIVE DEVELOPMENT AND LICENSE AGREEMENT (this “Agreement”) is entered into as of July 7, 2006 (the “Effective Date”), by and between ImmunoGen, Inc., a Massachusetts corporation with its principal place of business at 128 Sidney Street, Cambridge, Massachusetts, USA 02139 (“ImmunoGen”) and Biotest AG, a corporation organized under the laws of Germany having an address of Landsteinerstraße 5, D-63303 Dreieich, Germany (“Biotest”).  Each of Biotest and ImmunoGen is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”

WHEREAS, Biotest Controls certain Technology and/or Proprietary Materials related to its proprietary CD138 Antibodies (as defined below); and

WHEREAS, ImmunoGen Controls certain Technology and/or Proprietary Materials related to or otherwise useful in the conjugation of maytansine derivatives to binding proteins; and

WHEREAS, ImmunoGen and Biotest desire to enter into a collaboration for the purpose of Developing and Commercializing Licensed Products derived from the conjugation of Biotest’s proprietary CD138 Antibodies with ImmunoGen’s maytansine derivatives.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1       “Adverse Event” means any untoward medical occurrence in a human clinical trial subject or in a patient who is administered a Licensed Product, whether or not having a causal relationship with such Licensed Product, including, without limitation, any unfavorable and unintended sign (including for example, any abnormal laboratory findings of clinical concern), symptom or disease temporarily associated with the use of such Licensed Product.

1.2       “Affiliate” means, with respect to any Party, any Person that, directly or through one or more Affiliates, controls, or is controlled by, or is under common control with, such Party.  For purposes of this definition, “control” means (a) ownership of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

1.3       “Annual Net Sales” means the aggregate Net Sales during a particular Calendar Year.

1.4       “Antibody” means a composition comprising a whole antibody or fragment thereof (whether polyclonal or monoclonal, human, humanized, chimeric or murine, or derived from

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

another relevant species, multiple or single chain, recombinant, transgenic animal derived or naturally occurring, and any constructs thereof) or having been derived from nucleotide sequences encoding, or amino acid sequences of, such antibody or fragment.

1.5       “Anti-CD138 Antibody”  means any Antibody (including without limitation the BT-062 Antibody) that is Controlled by Biotest and that targets the CD138 Antigen.

1.6       “Anti-CD138 Antibody-MAY Conjugate”  means any conjugate of an Anti- CD138 Antibody with a MAY Compound.

1.7       “Applicable Laws” means all Federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidelines or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations that may be in effect from time to time during the Term and applicable to a particular activity hereunder.

1.8        “Audited Party” means the Party that is the subject of an audit by the other Party under Sections 5.1.4, 5.2.2, 6.2.1 or 6.4.3.

1.9        “Auditing Party” means the Party that is conducting an audit of the other Party under Sections 5.1.4, 5.2.2, 6.2.1 or 6.4.3.

1.10      “Biotest Background Technology” means any Technology used by Biotest, or provided by Biotest for use, in the Research Program and/or the Development of Licensed Products that is useful in the Field and that is (a) Controlled by Biotest as of the Effective Date or (b) developed or conceived or first reduced to practice by employees of, or consultants to, Biotest after the Effective Date in the conduct of activities outside the Research Program  and/or the Development of Licensed Products and without the use in any respect of any ImmunoGen Technology or ImmunoGen Materials or any Program Inventions. For purposes of clarity, Biotest Background Technology shall include, without limitation, any know-how and/or Confidential Information and/or intellectual property relating to Biotest's BT-062 Antibody.

1.11      “Biotest Co-Promotion Percentage” means fifty percent (50%) of the Annual Net Income.

~~1.12~~      “Biotest Decision”  means the following decisions which, in the event of deadlock, will be decided by a Biotest member of the JSC:  (a) with respect to each Licensed Product that is not a Co-Developed Product, the determination of the indication(s), other than as defined in the initial Development Plan, for which such Licensed Product shall be used, and (b) all decisions with respect to the Development and Commercialization of Co-Developed Products outside the Co-Development Territory.

1.13      “Biotest Materials” means any Proprietary Materials Controlled by Biotest and used by Biotest, or provided by Biotest for use, in the Research Program and/or the Development of Licensed Products. For purposes of clarity, Biotest Material shall include, without limitation, the BT-062 Antibody.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.14      “Biotest Patent Rights” means any Patent Rights containing one or more claims that cover Biotest Technology.  For purposes of clarity, Biotest Patent Rights include Biotest’s fifty percent (50%) interest in the CD138 Conjugate Patent Rights.

1.15      “Biotest Product” means any Licensed Product that is not a Co-Developed Product.

1.16      “Biotest Program Technology” means any Program Invention conceived or first reduced to practice by employees of, or consultants to, Biotest, alone or jointly with Third Parties, without the use in any respect of any ImmunoGen Technology, ImmunoGen Materials or Joint Technology.

1.17      “Biotest Technology” means, collectively, Biotest Background Technology and Biotest Program Technology.

1.18      “Biotest Territory” means all countries of the world other than the Co-Development Territory.

1.19      “BT-062 Antibody” means the chimeric Antibody targeting the CD138 Antigen Controlled by Biotest.

1.20      “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.

1.21      “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.22      “CD138 Antigen” means the transmembrane [***] [***] [***] CD138 antigen (aka [***]), having the Swiss-Prot primary accession number [***].

1.23      “CD138 Conjugate Patent Rights” means the Patent Rights that relate to United States Patent Application [***] entitled [***].

1.24      “Clinical Materials” shall mean any MAY Compound or Licensed Product supplied by ImmunoGen to Biotest pursuant to Section 4.5.2(b)(iii) and/or the terms of a Supply Agreement for any use, including for use in any Clinical Trials other than Pivotal Clinical Trials. For the purpose of clarity, Clinical Material shall not comprise unconjugated Antibody.

1.25      “Clinical Trial Notification” or “CTN” means the notification submitted to the Japanese Ministry of Health, Labor and Welfare prior to the Initiation of a Clinical Trial in Japan.

1.26      “Co-Developed Product” means any Licensed Product with respect to which ImmunoGen has exercised a Co-Development Option as described in Section 5.1.1.  For purposes of clarity, Co-Developed Products include Early Stage Co-Developed Products and Late Stage Co-Developed Products.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.27      “Co-Development Costs” means the reasonable Out-of-Pocket Costs and internal costs incurred by a Party (or for its account by an Affiliate or a Third Party) on and after the exercise by ImmunoGen of the applicable Co-Development Option that are generally consistent with the respective activities allocated to such Party in the Co-Development Plan and/or Co-Development Marketing and Sales Plan and, in any case, are specifically attributable to the Development of a Co-Developed Product in the Co-Development Territory.  For purposes of this definition (a) Out-of-Pocket Costs relate to the costs attributable to specific external Development activities, and/or Commercialization related to pre-commercial marketing activities, applicable to a Co-Developed Product, including, without limitation (i) all filing fees required for, and other costs associated with, any Regulatory Filings and Drug Approval Applications and (ii) all Third Party Required Payments; (b) internal costs means all direct labor costs to the extent attributable to the Development of a Co-Developed Product in accordance with the Co-Development Plan and/or Co-Development Marketing and Sales Plan, including, without limitation, any employees of a Party that perform project management and other activities attributable to such Development, all as calculated on the basis of an annual rate equal to the Party’s specific FTE Rate; and (c) the reasonable Out-of-Pocket Costs and internal costs of manufacturing or obtaining Co-Developed Products in final dosage form for use in the activities in clause (a) shall be included in the definition of Co-Development Costs.  For the avoidance of doubt, Co-Development Costs (a) shall include the costs incurred by either Party in conducting clinical trials with respect to a Co-Developed Product, other than costs incurred with respect to Shared Clinical Trials as defined in 1.128(b), which shall be allocated between the Parties in accordance with Section 5.1.4 and Pivotal MAY Compound Process Development Costs, which shall be paid by Biotest in accordance with Section 5.1.5; and (b) shall not include (i) milestone payments made by Biotest to ImmunoGen pursuant to Section 6.3.1, and (ii) any Co-Development Option Exercise Fee to be paid by ImmunoGen pursuant to Section 5.1.1.

1.28      “Co-Development Manufacturing Plan” means, with respect to each Co-Developed Product, the written plan for the manufacture of such Co-Developed Product in the Co-Development Territory prepared by the JDC which shall include, without limitation, expected manufacturing scale-up, formulation and filling activities to be conducted by each Party, as well as a budget and proposed timelines for such activities, as such plan may be amended or updated.

1.29      “Co-Development Marketing and Sales Plan” means, with respect to each Co-Developed Product, the written plan for the Commercialization of such Co-Developed Product in the Co-Development Territory prepared by the JMC which shall include, without limitation, (a) a regulatory and Commercialization strategy with proposed timelines and sales forecasts that are, in each case, applicable to such Co-Developed Product and (b) a co-promotion plan which shall describe the Co-Promotion activities to be conducted by each Party in the Co-Development Territory, a budget and proposed timelines, as such plan may be amended or updated.

1.30      “Co-Development Option Exercise Dates” means, collectively, the Early Stage Option Commencement Date and the Late Stage Option Commencement Date.

1.31      “Co-Development Plan” means, with respect to each Co-Developed Product, the written plan describing the joint Development activities to be carried out by both Parties over each Contract Year commencing with the date of exercise of the Co-Development Option in accordance with Section 5.1.1 for each Co-Developed Product, broken down by Calendar Quarters, and which

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

shall contain, inter alia, (a) the specific Development objectives, projected milestones, resource allocation requirements and activities to be performed over such period; (b) the Party responsible for such activities; (c) a timeline for such activities; (d) an estimate of the expected Co-Development Costs to be incurred over such period; (e) the expected Regulatory Filings to be required and prepared, and the expected timetable to budget for making such Regulatory Filings; (f) the manufacturing strategy, budget and proposed timelines for manufacturing scale-up, formulation, filling and/or shipping for each such Licensed Product, MAY Compound and Linker; and (g) a Co-Development clinical development plan.  The Co-Development Plan shall be set forth in a written document jointly prepared by the Parties and approved by the JDC. Each amendment and/or update to the Co-Development Plan shall be set forth in a written document prepared by the Parties and approved by the JDC, shall specifically state that it is an amendment, modification or update to the Co-Development Plan and shall be attached to the minutes of the meeting of the JDC at which such amendment, modification or updated is approved by the JDC.  Without limiting the nature or frequency of any other amendments or updates of the Co-Development Plan that may be approved by the JDC, the Co-Development Plan shall be updated at least once prior to the end of each Contract Year to describe the Co-Development activities to be carried out by each Party during the next Contract Year pursuant to this Agreement.

1.32      “Co-Development Territory” means, with respect to each Co-Developed Product, the United States of America and its territories and possessions.

1.33      “Collaboration” means the association of ImmunoGen and Biotest established pursuant to this Agreement for the purpose of Developing and Commercializing Licensed Products in the Field in the Territory.

1.34      “Combination Product” means any Biotest Product that contains both a pharmaceutically active agent or ingredient that constitutes a Biotest Product and one or more other pharmaceutically active agents or ingredients that do not constitute a Biotest Product.

1.35      “Commercialization” or “Commercialize” means any and all activities directed to the commercialization of a Licensed Product, including but not limited to, pre-launch and post-launch marketing, manufacturing for commercial sale, promoting, Detailing, distributing, offering to sell, having sold, selling, importing, having imported, exporting and having exported a Licensed Product for sale, conducting additional post-approval human clinical studies in the approved indication (but not pre-clinical studies) and interacting with Regulatory Authorities regarding the foregoing.  When used as a verb, “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.36      “Commercialization Regulatory Approval”  means, with respect to any Licensed Product, (a) an NDA or (b) the equivalent of an NDA required by Applicable Laws in any country or region in the Territory outside of the United States to sell such Licensed Product for use in the Field in such country or region.

1.37      “Commercially Reasonable Efforts”  means with respect to the Development and Commercialization of a particular Licensed Product and/or Co-Developed Product by Biotest and/or ImmunoGen, as applicable, the efforts and resources (i) as provided by this Agreement, including, without limitation, the Research Plan, the Development Plan, the Manufacturing Plan,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

the Co-Development Marketing and Sales Plan and the Co-Development Manufacturing Plan, and (ii) typically used by the respective Party in the development of its other product candidates or the commercialization of its other products, which are of similar commercial potential and at a similar stage in their development or product life, as applicable, taking into account the competitiveness of the applicable marketplace, the regulatory structure involved, the profitability of the applicable products, the scientific, technical, development and regulatory requirements, obstacles and risks, and other similar factors. For the avoidance of doubt, for the purpose of determining Commercially Reasonable Efforts for a particular Licensed Product and/or Co-Developed Product, the fact that a Party is entitled to a greater share of profits with respect to a product other than a Licensed Product compared to the profit share to which it is entitled according to this Agreement with respect to such Licensed Product and/or Co-Developed Product shall not be taken into account.

1.38      “Completion” means, with respect to a clinical trial, the date on which all material data reasonably expected to be derived therefrom has been generated and the study report with respect thereto has been finalized and received by ImmunoGen.

1.39      “Confidential Information” means (a) with respect to ImmunoGen, all tangible embodiments of ImmunoGen Technology, (b) with respect to Biotest, all tangible embodiments of Biotest Technology and (c) with respect to each Party, (i) all tangible embodiments of Joint Technology and (ii) all information, Technology and Proprietary Materials disclosed or provided by or on behalf of such Party (the “disclosing Party”) pursuant to this Agreement or the Existing Agreements to the other Party (the “receiving Party”) or to any of the receiving Party’s employees, consultants, Affiliates or sublicensees; provided that none of the foregoing shall be Confidential Information if: (A) as of the date of disclosure, it is known to the receiving Party or its Affiliates, as demonstrated by credible written documentation, other than by virtue of a prior confidential disclosure to such receiving Party or its Affiliates; (B) as of the date of disclosure it is in the public domain, or it subsequently enters the public domain through no fault, in relation to the disclosing Party, of the receiving Party or its Affiliates; (C) it is obtained by the receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the disclosing Party; or (D) it is independently developed by or for the receiving Party without reference to or use of any Confidential Information of the disclosing Party as demonstrated by credible written documentation.  For purposes of clarity, (i) any scientific, technical or financial information of a disclosing Party disclosed at any meeting of any of the committees or teams established pursuant to the Agreement or disclosed through an audit report prepared pursuant to this Agreement shall constitute Confidential Information of the disclosing Party and (ii) the terms of this Agreement shall constitute Confidential Information of each Party.

1.40      “Contract Quarter”  means (a) the period beginning on the Effective Date and ending on the last day of the third full calendar month after the Effective Date and (b) each succeeding three (3) month period thereafter.

1.41      “Contract Year” means (a) with respect to the first Contract Year, the period beginning on the Effective Date and ending on December 31, 2006 and (b) with respect to the second and each subsequent Contract Year, the Calendar Year.

1.42      “Control” or “Controlled”  means (a) with respect to Technology (other than Proprietary Materials) or Patent Rights, the possession by a Party of the right to grant a license or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and (b) with respect to Proprietary Materials, the possession by a Party of the right to supply such Proprietary Materials to the other Party as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party.

1.43      “Co-Promotion”  or “Co-Promote”  means the employment by the Parties of sales representatives to jointly Detail a Co-Developed Product in the Co-Development Territory under the same Licensed Product Trademark and brand using the same Advertising, a coordinated Co-Development Marketing and Sales Plan and an integrated sales force consisting of Representatives of both Biotest and ImmunoGen.

1.44      “Co-Promotion Percentage”  means, collectively, the Biotest Co-Promotion Percentage and the ImmunoGen Co-Promotion Percentage.

1.45      “Dedicated Equipment” shall mean any equipment, instrument or machinery used by ImmunoGen exclusively in the manufacturing of Preclinical Materials or Clinical Materials.

1.46      “Derived”  means obtained, developed, created, synthesized, designed, derived or resulting from, based upon, containing, incorporating or otherwise generated from (whether directly or indirectly, or in whole or in part).

1.47      “Designated Senior Officer” means, with respect to a Party, the senior officer designated by such Party to have final decision-making authority over Disputed Matters which, absent unusual circumstances, shall be the President or Chief Executive Officer of such Party.

1.48      “Detail” means, with respect to a Co-Developed Product, an interactive, live, face-to-face contact of a Representative within the Co-Development Territory with a medical professional with prescribing authority or other individuals or entities that have a significant impact or influence on prescribing decisions, in an effort to increase physician prescribing preferences of such Co-Developed Product for its approved uses within the Co-Development Territory, which shall involve (a) a primary product presentation (i.e., a Detail in which the Co-Developed Product is given an important emphasis) or (b) a secondary product presentation (i.e., a non-primary product presentation; provided, however, the emphasis is not less than that placed upon other products presented), in each case as measured by generally accepted industry standards.  When used as a verb, “Detailing” means performing Details.  When used as an adjective, “Detailing” means of or related to performing Details.

1.49      “Development” or “Develop”  means, with respect to each Licensed Product, all non-clinical and clinical activities required to obtain Regulatory Approval of such Licensed Product in accordance with this Agreement on and after the Effective Date and up to the obtaining of Commercialization Regulatory Approval of such Licensed Product.  For purposes of clarity, these activities include, without limitation, the determination of the indication(s) for which each Licensed Product shall be used, test method development and stability testing, regulatory toxicology and pharmacology, formulation, process development, manufacturing, manufacturing scale-up, development-stage manufacturing, statistical analysis and report writing, and clinical

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

trial design and operations. When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.

1.50      “Development Plan” means the written plan describing the Development activities to be carried out over each Contract Year to be prepared jointly by the Parties and approved by the JDC in accordance with Section 4.1.1 for each Licensed Product, broken down by Calendar Quarters, and which shall contain, inter alia, (a) the specific Development objectives, projected milestones, resource allocation requirements and activities to be performed over such period; (b) the Party responsible for such activities; (c) a timeline for such activities; (d) an estimate of the expected Development costs to be incurred over such period; (e) the expected Regulatory Filings and Drug Approval Applications to be required and prepared, and the expected timetable for making such Regulatory Filing and Drug Approval Applications; and (f) the manufacturing strategy, budget and proposed timelines for manufacturing scale-up, formulation, filling and/or shipping for each such Licensed Product.  The initial Development Plan shall contain all activities until December 31, 2007.  Each amendment and/or update to the Development Plan shall be set forth in a written document jointly prepared by the Parties and approved by the JDC, shall specifically state that it is an amendment, modification or update to the Development Plan and shall be attached to the minutes of the meeting of the JDC at which such amendment, modification or update is approved by the JDC.  Without limiting the nature or frequency of any other amendments or updates of the Development Plan that may be approved by the JDC, the Development Plan shall be updated at least once prior to the end of each Contract Year to describe the Development activities to be carried out by each Party during the next Contract Year pursuant to this Agreement.

1.51      “Drug Approval Application”  means, with respect to a Licensed Product in a particular country or region, an application for Commercialization Regulatory Approval for such Licensed Product in such country or region, including without limitation:  (a) an NDA or sNDA; (b) a counterpart of an NDA or sNDA in any country or region in the Territory; and (c) all supplements and amendments to any of the foregoing.

1.52      “Early Stage Co-Development Licensed Product” means any Licensed Product that becomes a Co-Developed Product pursuant to the exercise by ImmunoGen of the Early Stage Co-Development Option.

1.53      “Early Stage Co-Development Option” means any Co-Development Option that may be exercised by ImmunoGen during the Early Stage Option Exercise Period.

1.54      “Early Stage Option Commencement Date” means, with respect to each Licensed Product, the date of Completion of [***] [***] [***] [***] [***] [***] with respect to that Licensed Product.

1.55      “ECB” means the European Central Bank.

1.56      “EMEA” means the European Medicines Evaluation Agency, or any successor thereto, which coordinates the scientific review of human pharmaceutical products under the centralized licensing procedures of the European Community.

1.57      “EU”  means the European Union.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.58      “Existing Agreements” means the Confidentiality Agreement by and between the Parties dated as of [***] [***] [***] and the Material Transfer and Evaluation Agreement by and between the Parties dated as of [***] [***] [***], and the First Amendment thereto, dated as of [***] [***] [***].

1.59      “FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.

1.60      “FDCA”  means the United States Federal Food, Drug, and Cosmetic Act, as amended.

1.61      “Field”  means all human therapeutic, prophylactic and diagnostic uses.

1.62      “First Commercial Sale”  means, with respect to a Licensed Product in any country in the Territory, the first sale, transfer or disposition for value, for end use or for consumption of such Licensed Product to a Third Party in such country.

1.63      “First Interim Analysis” means, with respect to a clinical trial, the date on which the data from such clinical trial has undergone an interim analysis and such interim analysis has been finalized by Biotest and received by ImmunoGen.

1.64      “Force Majeure”  means any occurrence beyond the reasonable control of a Party that (a) prevents or substantially interferes with the performance by such Party of any of its obligations hereunder and (b) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government.

1.65      “FTE”  means a full time person dedicated to the Research Program and/or dedicated to the Development of Licensed Products as described in any Development Plan, or in the case of less than a full-time dedicated person, a full-time, equivalent person year pro rata temporis, based on a total of at least [***] hours or [***] [***] weeks per year of work, on or directly related to the Research Program and/or dedicated to the Development of Licensed Products as described in any Development Plan, measured, with respect to ImmunoGen, in accordance with ImmunoGen’s time allocation practices from time to time or, with respect to Biotest’s FTEs (if applicable), in accordance with Biotest's time allocation practices from time to time. For purposes of clarity, FTEs shall not include any sales representatives employed by a Party.

1.66      “FTE Cost”  means, for any Calendar Quarter, the FTE Rate multiplied by the applicable number of FTEs used during such Calendar Quarter.

1.67      “FTE Rate” means, in each case pro rata temporis, with respect to any ImmunoGen Activities to be performed by ImmunoGen prior to its exercise of a Co-Development Option (a) during the first Contract Year, the portion of [***] [***] [***] [***] Dollars (US $[***]) corresponding to such part of the Calendar Year that is covered by the first Contract Year; and, (b) during each Contract Year thereafter, the result obtained by multiplying $[***] by the sum of (1+CPI) where CPI is a fraction, the numerator of which is the difference between the Consumer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Price Index as of the last month of the immediately preceding Contract Year and the Consumer Price Index as of the month immediately preceding the Effective Date and the denominator of which is the Consumer Price Index as of the month immediately preceding the Effective Date.  For purposes of clarity, the FTE rates applicable to ImmunoGen Activities and applicable to activities undertaken by Biotest, both conducted after the exercise by ImmunoGen of the Co-Development Option will be determined by the JFC.

1.68      “GAAP”  means United States generally accepted accounting principles, consistently applied.

1.69      “GCP” means the then current Good Clinical Practice standards promulgated or endorsed by the FDA or in the case of foreign jurisdictions, comparable regulatory standards promulgated or endorsed by the applicable Regulatory Authority, including those procedures expressed or implied in the Regulatory Filings.

1.70      “GLP” means the then current Good Laboratory Practice standards promulgated or endorsed by the FDA or in the case of foreign jurisdictions, comparable regulatory standards promulgated or endorsed by the applicable Regulatory Authority, e.g., the EMEA, including those procedures expressed or implied in the Regulatory Filings.

1.71      “GMP”  means the then current Good Manufacturing Practice standards promulgated or endorsed by the FDA or in the case of foreign jurisdictions, comparable regulatory standards promulgated or endorsed by the applicable Regulatory Authority, e.g., the EMEA, including those procedures expressed or implied in the Regulatory Filings.

1.72      “Hatch-Waxman Act”  means the Drug Price Competition and Patent Term Restoration Act of 1984, as amended.

1.73      “ICC” means the International Chamber of Commerce.

1.74      “ImmunoGen Activities” means those activities associated with the Research Program and/or associated with the Development of Licensed Products as described in the Research Plan or any Development Plan that are, in either case, to be undertaken by ImmunoGen.

1.75      “ImmunoGen Background Technology” means any Technology used by ImmunoGen, or provided by ImmunoGen for use, in the Research Program and/or the Development of Licensed Products that is useful in the Field and that is (a) Controlled by ImmunoGen as of the Effective Date or (b) developed or conceived or first reduced to practice by employees of, or consultants to, ImmunoGen after the Effective Date other than in the conduct of ImmunoGen Activities and without the use in any respect of any Biotest Technology or Biotest Materials or any Program Inventions.

1.76      “ImmunoGen Co-Promotion Percentage” means fifty percent (50%) of the Annual Net Income.

1.77      “ImmunoGen Decision”  means the following decisions which, in the event of deadlock, will be decided by an ImmunoGen member of the JSC: the selection of Third Party

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

manufacturers to manufacture Preclinical Materials and Clinical Materials following the request by Biotest pursuant to Section 4.5.2(b).

1.78        “ImmunoGen Materials”  means any Proprietary Materials Controlled by ImmunoGen and used by ImmunoGen, or provided by ImmunoGen for use, in the Research Program and/or the Development of Licensed Products.  For purposes of clarity, ImmunoGen Materials shall include all MAY Compounds and Linkers.

1.79      “ImmunoGen Patent Rights” means any Patent Rights that contain one or more claims that cover ImmunoGen Technology.  For purposes of clarity, ImmunoGen Patent Rights include Licensed Patent Rights and ImmunoGen’s fifty percent (50%) interest in the CD138 Conjugate Patent Rights.

1.80      “ImmunoGen Program Technology”  means any Program Invention conceived or first reduced to practice by employees of, or consultants to, ImmunoGen, alone or jointly with any Third Party, without the use in any respect of any Biotest Technology, Biotest Materials or Joint Technology.

1.81      “ImmunoGen Technology”  means, collectively, ImmunoGen Background Technology and ImmunoGen Program Technology.

1.82      “Improvement”  means any enhancement, improvement or modification to the Licensed Technology or the Licensed Patent Rights.

1.83      “IND”  means (a) an Investigational New Drug Application, as defined in the FDCA and the regulations promulgated thereunder, or any successor application or procedure required to initiate clinical testing of a Licensed Product in humans in the United States; (b) a counterpart of an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Licensed Product in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.

1.84      “Initiation” means, with respect to a human clinical trial, the first date that a subject is dosed in such clinical trial.

1.85      “Joint Development Committee” or “JDC”  means the Joint Development Committee of ImmunoGen and Biotest representatives established pursuant to Section 2.2 to oversee the conduct and progress of the Research Program and the Development of Licensed Products.

1.86      “Joint Finance Committee”  or “JFC” means the Joint Finance Committee of ImmunoGen and Biotest representatives established pursuant to Section 2.4 to oversee the allocation between the Parties of Co-Development Costs and Net Income Payments with respect to Co-Developed Products.

1.87      “Joint Marketing Committee” or “JMC” means the committee of ImmunoGen and Biotest representatives established pursuant to Section 2.5 to coordinate the Commercialization activities of Co-Developed Products within the Co-Development Territory.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.88      “Joint Patent Rights” means Patent Rights that contain one or more claims that cover Joint Technology.  For purposes of clarity, Joint Patent Rights shall not include CD138 Conjugate Patent Rights.

1.89      “Joint Steering Committee” or “JSC”  means the Joint Steering Committee of ImmunoGen and Biotest representatives established pursuant to Section 2.1 to oversee the overall conduct and progress of the Development and Commercialization of Licensed Products.

1.90      “Joint Technology” means any Program Invention (a) conceived or first reduced to practice jointly by employees of, or consultants to, Biotest and employees of, or consultants to, ImmunoGen or (b) conceived or first reduced to practice by employees of, or consultants to, one Party with the use in any respect of any Technology, Patent Rights or Proprietary Materials of the other Party.

1.91      “Late Stage Co-Development Licensed Product”  means any Licensed Product that becomes a Co-Developed Product pursuant to the exercise by ImmunoGen of the Late Stage Co-Development Option.

1.92      “Late Stage Co-Development Option” means any Co-Development Option that may be exercised by ImmunoGen during the Late Stage Option Exercise Period.

1.93      “Late Stage Option Commencement Date”  means, with respect to each Licensed Product, the date of Completion of [***] [***] [***] [***] [***] [***] for the first indication in the first country where such clinical trials are performed with respect to that Licensed Product.

1.94      “Licensed Patent Rights” means any Patent Rights that are Controlled by ImmunoGen as of the Effective Date (including ImmunoGen Patent Rights and ImmunoGen’s interest in Joint Patent Rights) to the extent necessary to use, Develop, have Developed, make, have made, Commercialize and have Commercialized any Licensed Product.  For purposes of clarity, (a) all Licensed Patent Rights existing as of the Effective Date are described on Schedule 2 attached hereto and (b) any Patent Rights that become Controlled by ImmunoGen during the Term of this Agreement that ImmunoGen reasonably believes are necessary and/or useful for the research, Development and Commercialization of Licensed Products in the Field (“New Patent Rights”) shall be presented to Biotest by ImmunoGen and Biotest shall have the right to decide within sixty (60) days following the presentation whether or not to add the New Patent Rights to Licensed Patent Rights on Schedule 2.

1.95      “Licensed Product” means any product that contains, is comprised of, or otherwise Derived from, an Anti- CD138 Antibody-MAY Conjugate.

1.96      “Licensed Product Trademark”  means (a) any trademark or trade name, whether or not registered, or any trademark application, renewal, extension or modification thereto, in the Territory, or any trade dress and packaging, that is applied to or used with Licensed Products by Biotest and (b) all goodwill associated therewith, and any promotional materials relating thereto.

1.97      “Licensed Technology” means any ImmunoGen Technology or Joint Technology that (a) relates to the MAY Compound and/or Linker portion of any Licensed Product and (b) is necessary for Biotest to exercise the licenses granted to it pursuant to Sections 8.1.1 and 8.2.1.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.98      “Linker” means any chemical entity utilized to attach a MAY Compound to an Anti- CD138 Antibody, including but not limited to SMCC, SPP, SPDB, CPD, PEG-containing chemical entities.

1.99      “MAA” means an application filed with the EMEA, or through the mutual recognition procedures in the European Union, for Regulatory Approval to Commercialize a Licensed Product as a medicinal product in the European Union, or in any country or territory therein.

1.100    “Manufacturing Cost” means, with respect to any Preclinical Materials or Clinical Materials manufactured by ImmunoGen, ImmunoGen’s fully-burdened costs (including the costs associated with product testing and release activities) of producing and packaging such Preclinical Materials or Clinical Materials, including the sum of the following components: (a) direct costs, including (1) materials directly used in producing and packaging such Preclinical Materials or Clinical Materials and (2) with respect to any Preclinical Materials or Clinical Materials obtained by ImmunoGen from a Third Party and supplied to Biotest without modification, the amount paid by ImmunoGen to such Third Party for the same; (b) manufacturing overhead costs attributable to the cost of goods under the foregoing clause (a) (1), including manufacturing and quality labor and manufacturing and quality supervisory services, operating and administrative costs of the manufacturing and quality departments and occupancy costs which are allocable to company departments based on space occupied or headcount or another reasonable activity-based method; for the purpose of clarity, any cost allocation shall be (i) in any case applied in accordance with GAAP, and (ii) applied consistently by ImmunoGen in relation to all other Third Parties for which ImmunoGen manufactures comparable materials; (c) any other reasonable and customary Out-of-Pocket Costs borne by ImmunoGen for the testing, transport, customs clearance, duty, insurance and/or storage of such Preclinical Materials or Clinical Materials; and (d) ImmunoGen’s general and administrative costs, including purchasing, human resources, payroll, information system and accounting, which are directly attributable or reasonably allocable to company departments based on space occupied or headcount. Manufacturing overhead costs under the foregoing clause (b) and general and administrative costs under the foregoing clause (d) are allocable to each batch of Preclinical Material and/or Clinical Material produced based upon the [***] of [***], or any portion of a [***], that a Manufacturing [***] is [***] for the [***] (including [***] [***] and [***]) of Preclinical Materials or Clinical Materials, as the use may be, at ImmunoGen’s facilities. Notwithstanding the foregoing, Manufacturing Cost shall not include the cost of purchasing any Dedicated Equipment pursuant to Section 4.5.2(c).

1.101     “Manufacturing Plan” means, subject to 4.1.3, with respect to each Licensed Product, the written plan for the manufacture of such Licensed Product in the Territory prepared by the JDC or the JMC which shall include, without limitation, expected manufacturing scale-up, formulation, and filling activities to be conducted for each Licensed Product as well as a budget and proposed timelines for such activities, as such plan may be amended or updated.

1.102     “Material Use”  means, with respect to Shared Clinical Trial Data, (a) the inclusion of such Shared Clinical Data in a core report of an NDA filed by a Party (as evidenced by (i) the use of a bridging study to utilize such Shared Clinical Data, (ii) the elimination for the need to [***] such Shared Clinical Data through a clinical trial within such Party's respective geographic territory, or (iii) such other reference use of such Shared Clinical Data consistent with clauses (i)-

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(ii) above), or (b) the use of such Shared Clinical Data by a Party in a manner substantially similar to that contained in a full Clinical Study Report (CSR), as described in ICH Harmonized Guideline E3 (Structure and Content of Clinical Study Reports), and including the appendices specified in Section 16 of such guideline that are applicable to such Party’s NDA.  For purposes of clarity, it shall not be deemed to be a Material Use of clinical data if such clinical data is used only to support an NDA filing.

1.103      “MAY Compound” means any and all maytansinoid compounds and any and all derivatives of any such maytansinoid compounds, to the extent, in any case, Controlled by ImmunoGen, including without limitation, (a) N2′-deacetyl-N2′-(c-mercapto-1 oxopropyl)-maytansine (CAS No. 139504-50-0) commonly referred to as DM1); (b) N2′-deacetyl-N2′-(4-mercapto-1-oxopentyl)-maytansine (commonly referred as DM3); and (c) N2′-deacetyl-N2′-(4-mercapto-4-methyl-1-oxopentyl)-maytansine (commonly referred as DM4).

1.104     “NDA”  means a New Drug Application, as defined in the FDCA and applicable regulations promulgated thereunder, or any successor application or procedure required to sell a Licensed Product in the United States.

1.105     “Net Sales” means the gross amount billed or invoiced by a Party (a “Selling Party”) or any of its Affiliates or Sublicensees to Third Parties throughout the Territory for sales or other dispositions or transfers for value of Licensed Products (including, without limitation, Third Party distributors and wholesalers), less (a) allowances for normal and customary trade, quantity and cash discounts actually allowed and taken, (b) transportation, insurance and postage charges, if prepaid by such Selling Party or any Affiliate of such Selling Party and included on any such party’s bill or invoice as a separate item, (c) credits, rebates, returns (including, without limitation, wholesaler and retailer returns) pursuant to agreements (including, without limitation, managed care agreements) or government regulations, to the extent actually allowed, and (d) sales, use and other consumption taxes, including VAT, similarly incurred to the extent stated on the invoice as a separate item.  In addition, Net Sales are subject to the following:

(i)       If such Selling Party or any of its Affiliates or Sublicensees effects a sale, disposition or other transfer of a Licensed Product to a customer in a particular country other than on customary commercial terms or as part of a package of Licensed Products and services, the Net Sales of such Licensed Product to such customer shall be deemed to be the “fair market value” of such Licensed Product.  For purposes of this subsection (i), “fair market value” shall mean the value that would have been derived had such Licensed Product been sold as a separate Licensed Product to another customer in the country concerned on customary commercial terms.

(ii)       In the case of pharmacy incentive programs, hospital performance incentive program chargebacks, disease management programs, similar programs or discounts on “bundles” that include Licensed Products, all discounts and the like shall be allocated among the products in such bundles on the basis on which such discounts and the like were actually granted or, if such basis cannot be determined, in proportion to the respective list prices of such products.

(iii)      For purposes of clarity, the use of any Licensed Product in clinical trials, pre-clinical studies or other research or development activities, shall not give rise to any Net Sales.  In addition, use of any Licensed Product in a compassionate use program shall not give rise to any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

deemed sale for purposes of this definition unless such Selling Party or its Affiliates or Sublicensees bills such program for such Licensed Product at a price which exceeds [***] [***] [***] percent ([***]%) of such Selling Party’s fully-burdened cost to supply such Licensed Product.

1.106     “Out-of-Pocket Costs” means the reasonable, direct, documented and specifically identifiable expenses paid by a Party to any Third Party.

1.107     “Patent Rights”  means the rights and interests in and to issued patents and pending patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, and all foreign counterparts of any of the foregoing.

1.108     “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.109     “Phase I Clinical Trial” means a human clinical trial conducted in a country or countries that generally provides, with respect to that country, for the first introduction into humans of a Licensed Product with the purpose of assessing its safety, tolerability, toxicity, metabolism, absorption, elimination or other pharmacological action as more fully defined in 21 C.F.R. 312.21(a).

1.110     “Phase II Clinical Trial”  means a human clinical trial conducted in a country or countries in patients with a particular disease or condition with the purpose of further assessing safety and tolerability of a Licensed Product and providing an indication of its efficacy for such disease or condition, as more fully defined in 21 C.F.R. 312.21(b).

1.111     Phase IIb Clinical Trial”  means, as to a particular Licensed Product and indication, the portion of a Phase II Clinical Trial designed to generate sufficient data (if successful) to commence a Phase III Clinical Trial of such Licensed Product for such indication.

1.112     “Phase III Clinical Trial” means a pivotal human clinical trial conducted in a country or countries in patients with a particular disease or condition with the purpose of establishing the safety and tolerability of a Licensed Product and confirming or establishing its efficacy for such disease or condition as a basis for obtaining Regulatory Approval of such Licensed Product, as more fully defined in 21 C.F.R. 312.21(c).

1.113     “Pivotal MAY Compound Process Development Costs” means the reasonable costs incurred by ImmunoGen after the Effective Date (both before and after the exercise of the Co-Development Option) in the conduct of process development activities for pivotal MAY Compounds, provided that such costs (i) are related to activities described in the Pivotal MAY Compound Process Development Plan, and (ii) have been approved by the Biotest members on the JDC, which approval shall not be unreasonably withheld, conditioned or delayed, provided that

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

withholding, conditioning or delaying of the approval by Biotest for cost reasons would not be deemed to be unreasonable.

1.114     “Pivotal MAY Compound Process Development Percentage” means a portion of the Pivotal MAY Compound Process Development Costs calculated by dividing the aggregate amount of Pivotal MAY Compound Process Development Costs incurred by ImmunoGen by the [***] [***] [***], [***] [***] [***] [***], at the date the allocation of such Pivotal MAY Compound Process Development Costs is being determined, [***] [***] [***] or [***] that [***] [***] [***] that are used in [***] [***] [***] or [***] [***] and [***] and are [***] using the [***] developed in the conduct of such pivotal process development activities.

1.115     “Preclinical Materials” means any MAY Compound, Linker and/or Licensed Product supplied by ImmunoGen to Biotest in accordance with Section 4.5.2(b)(ii) for the purpose of conducting preclinical testing with respect to a Licensed Product. For the purpose of clarity, Preclinical Material shall not include unconjugated Antibody.

1.116     “Program Invention” means any Technology (including, without limitation, any new and useful process, method of manufacture or composition of matter) that is conceived or first reduced to practice (actively or constructively) in the conduct of the Research Program and/or the Development of Licensed Products.

1.117     “Proprietary Materials”  means tangible chemical, biological or physical materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, whether or not specifically designated as proprietary by the transferring Party.

1.118     “Regulatory Approval”  means, with respect to any country or region in the Territory, any approval (including, without limitation, any pricing approval), product and establishment license, registration or authorization of any Regulatory Authority required for the manufacture, use, storage, importation, export, transport, clinical testing or sale of a Licensed Product for use in the Field in such country or region.

1.119     “Regulatory Authority” means the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a Licensed Product.

1.120     “Regulatory Filings”  means, collectively, (a) all INDs, NDAs, establishment license applications, drug master files, applications for designation of a Licensed Product as an “Orphan Product(s)” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)) or all other similar filings (including, without limitation, any counterparts of any of the foregoing in any country region in the Territory, e.g. a CTN) as may be required by any Regulatory Authority for the Development or Commercialization of a Licensed Product; (b) all supplements and amendments to any of the foregoing; and (c) all data contained in, and correspondence relating to, any of the foregoing.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.121     “Research Materials” means any MAY Compound, Linker and/or Licensed Product supplied by ImmunoGen to Biotest in accordance with Section 3.3(b)(ii) for the purpose of conducting research activities under the Research Program with respect to a Licensed Product.

1.122     “Research Plan” means the written plan describing the research activities to be carried out by each Party during each Contract Year during the Research Program term in conducting the Research Program pursuant to this Agreement, as such written plan may be amended, modified or updated. Such Research Plan shall also comprise, inter alia, (a) the specific objectives, projected milestones, resource allocation requirements and activities to be performed over such period; (b) the Party responsible for such activities; (c) a timeline for such activities; and (d) the estimated FTEs covering ImmunoGen Activities associated with the Research Program.  The initial Research Plan shall be prepared jointly by the Parties at the latest fourteen (14) days from the Effective Date and shall describe the research activities (including basic process development) to be carried out by each Party during the first Contract Year and shall, in combination with the initial Development Plan, contain all activities until December 31st, 2007.  Each amendment, modification and update to the Research Plan shall be set forth in a written document prepared by, or at the direction of, the JDC and approved by the JDC, shall specifically state that it is an amendment, modification or update to the Research Plan and shall be attached to the minutes of the meeting of the JDC at which such amendment, modification or update was approved by the JDC.  Without limiting the nature or frequency of any other amendments, modifications or updates of the Research Plan that may be approved by the JDC, the Research Plan shall be updated at least once prior to the end of each Contract Year to describe the research activities to be carried out by each Party during the next Contract Year during the Research Program term in conducting the Research Program pursuant to this Agreement.

1.123     “Research Program” means the collaborative research program commencing on the Effective Date and conducted by the Parties pursuant to Section 3 and the Research Plan.

1.124     “Royalty-Bearing Product” means (a) any Biotest Product and (b) any Co-Developed Product to the extent sold outside of the Co-Development Territory.

1.125     “Royalty-Bearing Territory” means (a) with respect to Co-Developed Products, all countries within the Biotest Territory and (b) with respect to Biotest Products, all countries within the Territory.

1.126     “Royalty Term” means, with respect to each Royalty-Bearing Product in each country in the Royalty-Bearing Territory, the period beginning on the date of First Commercial Sale of such Royalty-Bearing Product in such country and continuing on a country-by-country basis until the later of (a) the expiration of the last to expire Valid Claim in such country that covers such Royalty-Bearing Product or its use, method of delivery or manufacture or (b) twelve (12) years from the date of the First Commercial Sale of such Royalty-Bearing Product in such country.

1.127     "Serious Adverse Event" means an Adverse Event occurring at any dose of a drug that (a) results in death or poses a threat to life; (b) requires or prolongs hospitalization; (c) results in a persistent and/or significant disability or incapacity; (d) is medically significant; or (e) results in a congenital anomaly or birth defect.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.128     “Shared Clinical Trial” means (a) any non-U.S. clinical trial conducted by or on behalf of a Party outside the Co-Development Territory, the results of which are included in the Regulatory Filings for a Co-Developed Product in the Co-Development Territory and therefore [***] conducting a similar clinical trial for Regulatory Filings for a Co-Developed Product in the Co-Development Territory; and (b) any clinical trial conducted by or on behalf of the Parties for a Co-Developed Product in the Co-Development Territory, the results of which are included in the Regulatory Filings outside the Co-Development Territory and therefore [***] conducting a similar clinical trial outside the Co-Development Territory.

1.129     “Shared Clinical Trial Costs” means the aggregate amount of Out-of-Pocket Costs and internal costs incurred by either Party (or for its account by an Affiliate or a Third Party) that are specifically attributable to the conduct of a Shared Clinical Trial.

1.130     “Shared Clinical Trial Cost-Sharing Percentage” means, with respect to any Shared Clinical Trial, (a) if Biotest uses the results of such Shared Clinical Trial according to 1.128(b), and such Shared Clinical Trial enables Biotest to [***] conducting a similar clinical trial outside the Co-Development Territory, [***] percent ([***]%) for Biotest and [***] percent ([***]%) for ImmunoGen; and (b) if ImmunoGen and Biotest jointly use the results of such Shared Clinical Trial according to 1.128(a), and such Shared Clinical Trial enables ImmunoGen and Biotest to [***] conducting a similar clinical trial in the Co-Development Territory, [***] percent ([***]%) for ImmunoGen and [***] percent ([***]%) for Biotest. If data is only supportive then no adjustment of the 50:50 cost sharing will be necessary.

1.131     “Shared Clinical Trial Data” means all data, results and information produced in the conduct of a Shared Clinical Trial.

1.132     “sNDA”  means a Supplemental New Drug Application, as defined in the FDCA and applicable regulations promulgated thereunder.

1.133     “Sublicensee”  means any Third Party (other than an Affiliate) to which Biotest grants a sublicense in accordance with Section 8.3.

1.134     “Technology”  means, collectively, all ideas, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including without limitation: (a) methods of production or use of, and structural and functional information pertaining to, chemical and/or biological compounds and (b) data, formulae, designs, specifications, formulations, processes, process information, techniques, know-how and results (including any negative results), pre-clinical information, clinical information, and any and all proprietary biological, chemical, pharmacological, toxicological, pre-clinical, clinical, assay, control and manufacturing data and materials.

1.135     “Territory”  means all countries of the world.

1.136     “Third Party”  means any party other than Biotest and ImmunoGen and their respective Affiliates.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.137     “Third Party Required Payments”  means all royalty payments paid to any Third Party in any country in the Co-Development Territory in order to obtain a license to an issued patent or patents in the absence of which the portion of the Co-Developed Product consisting of the Licensed Technology or Licensed Patent Rights would not legally be developed, manufactured or sold in such country.

1.138     “Unanimous Decision” means any of the following decisions requiring the unanimous approval of all members of the JSC, the JDC and/or the JMC, as the case may be:  (a) any determination as to whether a milestone has been achieved under Section 6.3.1 of this Agreement for which a milestone payment is payable; (b) any decision that relates to the Co-Development or Co-Promotion of a Co-Developed Product (including without limitation any decision with respect to the manufacture of such Co-Developed Product within the Co-Development Territory) in the Co-Development Territory; (c) any decision that results, or would reasonably be expected to result, in an increase in the amount of Co-Development Costs payable by a Party pursuant to Section 5.1 of more than [***] [***] percent ([***]%) in any Calendar Year as compared to the amount of Co-Development Costs forecasted in the then current Co-Development Plan for that Calendar Year for any reason (including, without limitation, as a result of a change in the number of patients, number of sites, duration of the study or the number of studies); (d) the initial allocation of Detailing responsibilities between the Parties with respect to a Co-Developed Product; (e) any disputed matter which, in accordance with the terms of this Agreement, is referred to the JSC by the JDC, the JFC or the JMC; and (f) with respect to each Licensed Product that is a Co-Developed Product, the determination of the indication(s) for which such Co-Developed Product shall be used in the Co-Development Territory.

1.139     “Valid Claim”  means any claim of an issued unexpired patent or a pending patent application within the Licensed Patent Rights that (a) has not been finally cancelled, withdrawn, abandoned or rejected by ImmunoGen and/or any administrative agency or other body of competent jurisdiction, (b) has not been  revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, and (d) is not lost through an interference proceeding; provided, however, that (i) a claim contained in a pending patent application shall, if and to the extent such claim is not issued on or before [***] ([***]) years from the date of filing of the subject application, shall cease to constitute a Valid Claim and (ii) if a claim that ceases to be a Valid Claim by reason of subsection (i) above subsequently issues, such claim shall once again be deemed to be a Valid Claim for purposes of this Agreement.

Additional Definitions.  In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
Additional Co-Promotion Activities	5.5
Adjusted Co-Promotion Percentage	5.5
Advertising	Schedule 1
Alliance Manager	2.3.1
Annual Net Income	Schedule 1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Arbitration Matter	14.1
Biotest Indemnitees	13.1
Briefing Document	4.5.4(a)
Claims	13.1
Commercialization Expense	Schedule 1
Co-Development Option Exercise Fee	5.1.1(c)
Co-Development Option	5.1.1(a)
Co-Promotion Agreement	5.5.2
Cost of Goods	Schedule 1
Disputed Matter	2.1.6
Early Stage Option Exercise Period	5.1.1(a)
FAMC	Schedule 1
General Public Relations	Schedule 1
ImmunoGen Indemnitees	13.2
Indemnified Party	13.3
Indemnifying Party	13.3
Infringement	10.2.1(a)
Infringement Notice	10.2.1(a)
Late Stage Option Exercise Period	5.1.1(a)
Losses	13.1
Sales and Marketing Expense	Schedule 1
Net Income	Schedule 1
Net Income Payments	6.4.2
Patent Coordinator	9.2
Personnel Costs	Schedule 1
Pivotal MAY Compound Process Development Plan	4.1.1
recipient Party	3.8
Representative	Schedule 1
ROFN Notice	5.5.4
ROFN Response	5.5.4
Sales and Marketing Expense	Schedule 1
Second Sublicense Decision Date	5.5.1(a)(ii)
Selling Party	1.105
Supply Agreement	4.5.2(b)(iii)
Term	11.1
Termination Costs	11.3.4
Third Party Payments	6.4.1(c)
transferring Party	3.8

2. ADMINISTRATION OF THE COLLABORATION

2.1       Joint Steering Committee.

2.1.1     Establishment.  ImmunoGen and Biotest hereby establish the Joint Steering Committee.  The JSC shall have and perform the responsibilities set forth in Section 2.1.4.

2.1.2     Membership.  Each of ImmunoGen and Biotest shall designate an equal (not less than two (2)) number of representatives to the JSC (which may be employees of, or consultants to, such Party). Unless otherwise agreed by the Parties, one of Biotest’s representatives

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

shall be designated as the Chairman of the JSC.  Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JSC by giving written notice to the other Party.

2.1.3     Meetings.

(a)       Schedule of Meetings; Agenda.  The JSC shall establish a schedule of times for regular meetings, taking into account, without limitation, the planning needs of the Research Program and the responsibilities of the JSC.  In addition, special meetings may be convened by any member of the JSC upon thirty (30) days (or, if such meeting is proposed to be conducted by teleconference, upon ten (10) days) written notice to the other members; provided that (i) notice of any such special meeting may be waived at any time, either before or after such meeting and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member.  Regular and special meetings of the JSC may be held in person or by teleconference or videoconference; provided that meetings held in person shall alternate between the respective offices of the Parties in Cambridge, Massachusetts and Dreieich, Germany or such other locations mutually agreeable to the JSC members.  The Chairman shall have the responsibility for preparing and circulating to each JSC member an agenda for each JSC meeting not later than one (1) week prior to such meeting.

(b)       Quorum; Voting; Decisions.  At each JSC meeting, (i) the presence in person of at least one (1) member designated by each Party shall constitute a quorum and (ii) each member who is present shall have one vote on all matters before the JSC at such meeting.  All decisions of the JSC, other than Unanimous Decisions, Biotest Decisions and ImmunoGen Decisions, shall be made by majority vote; provided, that, any member designated by a Party shall have the right to cast the votes of any of such Party’s members on the JSC who are absent from the meeting.  Alternatively, the JSC may act by written consent signed by at least one (1) member designated by each Party.  All decisions of the JSC that involve Unanimous Decisions shall be made by vote of all members of the JSC.  Whenever any action by the JSC is called for hereunder during a time period in which the JSC is not scheduled to meet, the Chairman shall cause the JSC to take the action in the requested time period by calling a special meeting or by circulating a written consent.  Representatives of each Party or of its Affiliates who are not members of the JSC (including, without limitation, the Patent Coordinators) may attend JSC meetings as non-voting observers.  In the event that the JSC is unable to resolve any matter before it, such matter shall be resolved in accordance with Section 2.1.6.

(c)       Minutes.  The JSC shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail.  Drafts of the minutes shall be prepared and circulated to the members of the JSC within a reasonable time after the meeting, not to exceed ten (10) business days, and the Parties shall alternate responsibility for the preparation and circulation of draft minutes.  Each member of the JSC shall have the opportunity to provide comments on the draft minutes.  Draft minutes shall be approved, disapproved and revised as soon as practicable.  Upon approval, final minutes of each meeting shall be circulated to the members of the JSC by the Chairman.

(d)       Expenses.  ImmunoGen and Biotest shall each bear all expenses of their respective JSC representatives related to their participation on the JSC and attendance at JSC meetings.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.1.4     Responsibilities.  Without limiting the generality of the foregoing, the JSC shall have the following responsibilities:

(a)       overseeing the JDC’s performance of its responsibilities, the JFC’s  performance of its responsibilities and the JMC’s performance of its responsibilities;

(b)       reviewing data, reports or other information submitted to it by the JDC, JMC and JFC from time to time;

(c)       resolving all JDC, JMC or JFC matters that are referred to the JSC for resolution;

(d)       making such other decisions as may be delegated to the JSC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date; and

(e)       the JSC will meet in accordance with Section 2.1.3 for the purpose of (i) serving as a forum for Biotest and/or ImmunoGen, as applicable, to update each other as to Development and Commercialization progress with respect to Licensed Products, including monitoring the progress of the Development of each Licensed Product in accordance with the Development Plan and the Commercialization of each Co-Developed Product in accordance with the applicable Co-Development Marketing and Sales Plan and reviewing each annual update to each Co-Development Marketing and Sales Plan; and (ii) resolving any matters that require a Unanimous Decision.  At each such meeting of the JSC the members of Biotest on the JSC shall provide an update as to Biotest’s general strategy for the Development and Commercialization of each Licensed Product in the Field to the extent applicable. In the event ImmunoGen exercises a Co-Development Option, the members of Biotest and ImmunoGen on the JSC shall provide (i) an update as to the Co-Promotion strategy for the Development and Commercialization of each Co-Developed Product in the Field set forth in the Co-Development Plan and/or Co-Development Marketing and Sales Plan (ii) an update concerning the anticipated timelines on a region-by-region basis for the Development of each Co-Developed Product and Regulatory Filings with respect thereto in the Field in the Territory, (iii) an update concerning the anticipated timelines on a region-by-region basis for the commercial launch of each Co-Developed Product and (iv) sales forecast guidance for each Co-Developed Product in the Field in the Territory; provided, that, in proving such update, the members of Biotest on the JSC shall be entitled to omit discussion of Confidential Information of Biotest that Biotest reasonably determines to be materially sensitive.  If there is a material change in such timelines or guidance after any such meeting, Biotest will endeavor to notify ImmunoGen thereof through the convenience of a special meeting of the JSC.

2.1.5     Interests of the Parties.  Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JSC shall be made or taken in the best interest of the Collaboration.

2.1.6     Dispute Resolution.  The JSC members shall use reasonable efforts to reach agreement on any and all matters.  In the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JSC within ten (10) days after the JSC first meets to consider such matter or such later date as may be mutually agreed to by the Parties (each such matter, a “Disputed Matter”), then, if the Disputed Matter does not involve a Unanimous Decision, a Biotest Decision or an ImmunoGen Decision, the Chairman of the JSC shall have the right to make the final decision on such Disputed Matter, but shall only exercise such right in good faith after full consideration of the positions of both Parties.  Notwithstanding the foregoing, (a) if the Disputed Matter involves an ImmunoGen Decision, one of the ImmunoGen members of the JSC shall have the right to make the final decision on such Disputed Matter, but shall only exercise

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

such right in good faith after full consideration of the positions of both Parties, (b) if the Disputed Matter involves a Biotest Decision, one of the Biotest members of the JSC shall have the right to make the final decision on such Disputed Matter, but shall only exercise such right in good faith after full consideration of the positions of both Parties, and (c) if the Disputed Matter involves a Unanimous Decision, the Disputed Matter shall be referred to the Designated Senior Officer of each Party, who shall promptly initiate discussions in good faith to resolve the Disputed Matter.  If the Disputed Matter is not resolved by such Designated Senior Officers within the first to occur of (i) ten (10) days after the date the Designated Senior Officers first met to consider such Disputed Matter or such later date as may be mutually agreed to by the Parties or (ii) thirty (30) days after the date the JSC first met to consider such Disputed Matter or such later date as may be mutually acceptable to the Parties, the Disputed Matter shall be resolved in accordance with Section 14.1.  In addition, if the Disputed Matter involves determining whether a patent application should be filed with respect to a Program Invention and/or the jurisdictions in which it will be filed, subject to Section 10.1.4, the Party whose Program Invention is involved shall have the right to make the final decision on such Disputed Matter.

2.2       Joint Development Committee.

2.2.1     Establishment.  The JDC shall be established as soon as practicable following the execution of the Agreement by ImmunoGen and Biotest but in any case within fourteen (14) days following the Effective Date.  The JDC shall have and perform the responsibilities set forth in Section 2.2.4.

2.2.2     Membership.  Each of ImmunoGen and Biotest shall designate an equal (not less than two (2)) number of representatives to the JDC (which may be employees of, or consultants to, such Party). Unless otherwise agreed by the Parties, one of Biotest’s representatives shall be designated by Biotest as the Chairman of the JDC.  Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JDC by giving written notice to the other Party.

2.2.3     Meetings.

(a)       Schedule of Meetings; Agenda.  The JDC shall establish a schedule of times for regular quarterly meetings, taking into account, without limitation, the planning needs of the Research Program and the responsibilities of the JDC.  In addition, special meetings may be convened by any member of the JDC upon thirty (30) days (or, if such meeting is proposed to be conducted by teleconference, upon ten (10) days) written notice to the other members; provided that (i) notice of any such special meeting may be waived at any time, either before or after such meeting and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member.  In no event shall the JDC meet less frequently than four (4) times in each Calendar Year.  Regular and special meetings of the JDC may be held in person or by teleconference or videoconference; provided that meetings held in person shall alternate between the respective offices of the Parties in Cambridge, Massachusetts and Dreieich, Germany or such other locations mutually agreeable to the JDC members.  The Chairman shall have the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

responsibility for preparing and circulating to each JDC member an agenda for each JDC meeting not later than one (1) week prior to such meeting.

(b)       Quorum; Voting; Decisions.  At each JDC meeting, (i) the presence in person of at least one (1) member designated by each Party shall constitute a quorum and (ii) each member who is present shall have one vote on all matters before the JDC at such meeting.  All decisions of the JDC, other than Unanimous Decisions, Biotest Decisions and ImmunoGen Decisions, shall be made by majority vote; provided, that, any member designated by a Party shall have the right to cast the votes of any of such Party’s members on the JDC who are absent from the meeting.  Alternatively, the JDC may act by written consent signed by at least one (1) member designated by each Party.  All decisions of the JDC that involve Unanimous Decisions shall be made by vote of all members of the JDC.  Whenever any action by the JDC is called for hereunder during a time period in which the JDC is not scheduled to meet, the Chairman shall cause the JDC to take the action in the requested time period by calling a special meeting or by circulating a written consent.  Representatives of each Party or of its Affiliates who are not members of the JDC (including, without limitation, the Patent Coordinators) may attend JDC meetings as non-voting observers.  In the event that the JDC is unable to resolve any matter before it, such matter shall be resolved in accordance with Section 2.2.6.

(c)       Minutes.  The JDC shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail.  Drafts of the minutes shall be prepared and circulated to the members of the JDC within a reasonable time after the meeting, not to exceed [***] ([***]) business days, and the Parties shall alternate responsibility for the preparation and circulation of draft minutes.  Each member of the JDC shall have the opportunity to provide comments on the draft minutes.  Draft minutes shall be approved, disapproved and revised as necessary at the next JDC meeting.  Upon approval, final minutes of each meeting shall be circulated to the members of the JDC by the Chairman.

(d)       Expenses.  ImmunoGen and Biotest shall each bear all expenses of their respective JDC representatives related to their participation on the JDC and attendance at JDC meetings.

2.2.4     Responsibilities. The JDC shall be responsible for overseeing the conduct and progress of the Research Program and the Development of Licensed Products. Without limiting the generality of the foregoing, during the Research Program term, the JDC shall have the following responsibilities:

(a)       making proposals with respect to and directing the preparation by the Parties of, the Research Plan, the Development Plan and the Co-Development Plan; and discussing and determining whether and which new indications in which territories shall be pursued under each Development Plan and/or Co-Development Plan;

(b)       in consultation with the Patent Coordinators, determining the patent applications to be filed with respect to Program Inventions;

(c)       monitoring the progress under the Research Plan, the Development Plan, the Pivotal MAY Compound Process Development Plan and the Co-Development Plan and of each Party’s activities thereunder;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(d)       providing a forum for consensual decision making with respect to the Research Program and the Development Plan and the Co-Development Plan;

(e)       reviewing and circulating to the Parties data, reports or other information submitted by either Party with respect to work conducted under the Research Program and the Development Plan and the Co-Development Plan;

(f)       providing a forum for the exchange of ImmunoGen Technology necessary for a Third Party to manufacture Preclinical Materials and Clinical Materials under this Agreement;

(g)       making such other decisions as may be delegated to the JDC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date; and

(h)       to the extent reasonably necessary, reviewing invoices issued by ImmunoGen to Biotest for work performed in the conduct of ImmunoGen Activities, such review may result in an approval or a credit note, as applicable.

2.2.5     Interests of the Parties.  Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JDC shall be made or taken in the best interest of the Collaboration.

2.2.6     Dispute Resolution.  The JDC members shall use reasonable efforts to reach agreement on any and all matters. The JDC shall be operated by consensus; provided, that, prior to ImmunoGen’s exercise of a Co-Development Option in the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JDC, the judgment of the Biotest Chairman shall be determinative. Provided that ImmunoGen has exercised a Co-Development Option, in the event that, despite such reasonable efforts, agreement on a particular matter regarding the Co-Developed Product in the Co-Development Territory cannot be reached by the JDC within ten (10) days after the JDC first meets to consider such matter, then the matter shall be referred to the JSC for resolution pursuant to Section 2.1.6. With respect to the Development of Biotest Products in the Territory and/or Co-Developed Products outside the Co-Development Territory, the judgment of the Biotest Chairman shall be determinative.

2.3       Alliance Managers.

2.3.1     Appointment.  Each Party shall appoint a person who shall oversee contact between the Parties for all matters related to the research and Development of Licensed Products between meetings of the JDC and the JSC (each, an “Alliance Manager”).  The Alliance Managers shall have the right to attend all meetings of the JSC, JDC, the JFC and the JMC, as the case may be, as non-voting participants and may bring to the attention of the JSC, JDC, the JFC and the JMC, as the case may be, any matters or issues either of them reasonably believes should be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

discussed and shall have such other responsibilities as the Parties may mutually agree in writing.  Each Party may replace its Alliance Manager at any time by notice in writing to the other Party.

2.3.2     Responsibilities.  The Alliance Managers shall have the responsibility of creating and maintaining a constructive work environment within the JSC, JDC, the JFC and the JMC, as the case may be, and between the Parties for all matters related to the Collaboration.  Without limiting the generality of the foregoing, such Alliance Managers shall:

(a)       identify and bring to the attention of the JSC, as applicable, any disputes arising between the Parties related to the Collaboration in a timely manner, including without limitation any asserted occurrence of a material breach by a Party, and function as the point of first referral in the resolution of each dispute;

(b)       provide a single point of communication for seeking consensus within the Parties’ respective organizations and between the Parties with respect to the Collaboration;

(c)       plan and coordinate cooperative efforts and internal and external communications between the Parties with respect to the Collaboration; and

(d)       take such steps as may be required to ensure that meetings of the JSC, JDC, the JFC and the JMC, as the case may be, occur as set forth in the Agreement, that procedures are followed with respect to such meetings (including, without limitation, the giving of proper notice and the preparation and approval of minutes) and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed.

2.4       Joint Finance Committee.

2.4.1     Establishment. As soon as practicable following the exercise by ImmunoGen of a Co-Development Option with respect to a Co-Developed Product in accordance with Section 5.1.1, ImmunoGen and Biotest will establish the Joint Finance Committee.  The JFC shall have and perform the responsibilities set forth in Section 2.4.4.

2.4.2     Membership.  Each Party shall designate, in its sole discretion, up to two (2) members to the JFC (which member may be an employee of, or consultant to, such Party).  Each Party shall have the right at any time to substitute any individual, on a permanent or temporary basis, for its previously designated representative to the JFC by giving written notice to the other Party.

2.4.3     Meetings.

(a)       Schedule of Meetings.  The JFC shall establish a schedule of times for regular meetings, taking into account, without limitation, the need to review Co-Development Costs incurred by the Parties and the Net Income received with respect to Co-Developed Products.  Meetings of the JFC may be held in person or by teleconference or videoconference; provided that meetings held in person shall alternate between the respective offices of the Parties.

(b)       Voting; Decisions.  At each JFC meeting, (i) the presence in person of at least one (1) member designated by each Party shall constitute a quorum and (ii) each member who is present shall have one vote on all matters before the JFC at such meeting.  All decisions of the JFC related to Co-Developed Products in the Co-Development Territory shall be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

made by majority vote; provided, that, any member designated by a Party shall have the right to cast the votes of any of such Party’s members on the JFC who are absent from the meeting.  Alternatively, the JFC may act by written consent signed by at least one (1) member designated by each Party. In the event that the JFC is unable to resolve any matter before it, such matter shall be referred to the JSC to be resolved in accordance with Section 2.1.6.

(c)       Minutes.  The JFC shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail.  Drafts of the minutes shall be prepared and circulated to the members of the JFC within a reasonable time after the meeting, not to exceed [***] ([***]) business days, and the Parties shall alternate responsibility for the preparation and circulation of draft minutes.  Each member of the JFC shall have the opportunity to provide comments on the draft minutes.  The minutes shall be approved, disapproved and revised as necessary at the next JFC meeting.

(d)       Expenses.  ImmunoGen and Biotest shall each bear all expenses of their respective JFC members related to their participation on the JFC and attendance at JFC meetings.

2.4.4     Responsibilities.  The JFC shall be responsible for (a) monitoring the activities of, and reconciling issues between, the Parties with respect to the Parties’ respective share of Co-Development Costs, Co-Promotion costs and Net Income with respect to Co-Developed Products in the Co-Development Territory and the Co-Promotion Percentage, (b) preparing ongoing rolling forecasts for each Calendar Quarter with respect to all Co-Development Costs and Net Income of Co-Developed Products in the Co-Development Territory, (c) determining the FTE rate applicable to the performance by ImmunoGen of ImmunoGen’s activities and by Biotest of Biotest’s activities after the exercise of a Co-Development Option and/or with respect to Representatives used by the Parties in Co-Promoting each Co-Developed Product; and (d) making such other decisions as may be delegated to the JFC by mutual agreement of the Parties after the Effective Date.

2.5       Joint Marketing Committee.

2.5.1     Establishment.  As soon as practicable following the exercise by ImmunoGen of a Co-Development Option with respect to a Co-Developed Product in accordance with Section 5.1.1, ImmunoGen and Biotest shall establish the Joint Marketing Committee which shall have and perform the responsibilities set forth in Section 2.5.4.

2.5.2     Membership.  Each Party shall designate, in its sole discretion, not less than two (2) members to the JMC (which members may be employees or consultants of such Party).  Unless otherwise agreed by the Parties, one of Biotest’s designees shall be designated by Biotest as the Chairman.  Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JMC by giving written notice to the other Party.

2.5.3     Meetings.

(a)       Schedule of Meetings; Agenda.  The JMC shall establish a schedule of times for regular meetings, taking into account, without limitation, the planning needs for the Co-Developed Products and its responsibilities.  If formed, in no event shall the JMC meet less

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

frequently than four (4) times per Calendar Year.  Regular and special meetings of the JMC may be held in person or by teleconference or videoconference; provided, that, meetings held in person shall alternate between the respective offices of the Parties.  The Chairman shall prepare and circulate to each JMC member an agenda for each JMC meeting not later than one (1) week prior to each meeting.

(b)       Quorum; Voting; Decisions.  At each JMC meeting, (i) the presence in person of at least one (1) member designated by each Party shall constitute a quorum and (ii) each member designated by each Party who is present shall have one  vote on all matters before the JMC at such meeting.  All decisions of the JMC other than Unanimous Decisions, Biotest Decisions and ImmunoGen Decisions shall be made by majority vote; provided, that, any member designated by a Party shall have the right to cast the votes of any of such Party’s members on the JMC who are absent from the meeting.  Alternatively, the JMC may act by written consent signed by at least one (1) member designated by each Party.  All decisions of the JMC that involve Unanimous Decisions shall be made by vote of all members of the JMC.  Whenever any action by the JMC is called for hereunder during a time period in which the JMC is not scheduled to meet, the Chairman shall cause the JMC to take the action in the requested time period by calling a special meeting or by circulating a written consent.  Representatives of each Party or of its Affiliates who are not members of the JMC may attend JMC meetings as non-voting observers.

(c)       Expenses.  ImmunoGen and Biotest shall bear all the expenses of their respective JMC members related to their participation on the JMC and attendance at JMC meetings.

2.5.4     Responsibilities.  The JMC shall be responsible for overseeing the Co-Promotion of Co-Developed Products in the Co-Development Territory.  Without limiting the generality of the foregoing, the JMC shall have the following responsibilities:

(a)       preparing or directing the preparation of a Co-Development Marketing and Sales Plan containing a Co-Promotion Plan and a brand plan for each Co-Developed Product in the Co-Development Territory, such Plan to include allocation of responsibilities for Commercialization activities;

(b)       reviewing and approving all Additional Co-Promotion Activities to be conducted by either Party pursuant to Section 5.7;

(c)       preparing short-term and long-term sales forecasts for Co-Developed Products in the Co-Development Territory;

(d)       presenting sales forecasts and the results of all Co-Promotion efforts in the Co-Development Territory to the JSC as needed, but no less often than four (4) times per Calendar Year;

(e)       coordinating the Detailing efforts of both Parties in the Co-Development Territory with respect to Co-Developed Products;

(f)       overseeing all recalls, market withdrawals and any other corrective actions related to Co-Developed Products in the Co-Development Territory;

(g)      receiving and providing to the Parties sales reports pertaining to Co-Developed Products in the Co-Development Territory;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(h)      consulting the Parties in the selection of Third Parties to be engaged by either Party to provide Representatives to Co-Promote Co-Developed Products in the Co-Development Territory; and

(i)       performing such activities as may be delegated to the JMC pursuant to this Agreement, or by mutual written agreement of the Parties after the Effective Date.

2.5.5     Dispute Resolution.  The JMC members shall use reasonable efforts to reach agreement on any and all matters.  In the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JMC within ten (10) days after the JMC first meets to consider such matter, then the matter shall be referred to the JSC for resolution pursuant to Section 2.1.6.

3. RESEARCH PROGRAM

3.1       Objectives of the Research Program.  The objective of the Research Program shall be the identification of one or more Licensed Products suitable for further Development and Commercialization.

3.2       Research Plan. The JDC shall create a Research Plan to, among other things, enable selection of the best Anti- CD138 Antibody-MAY Conjugate for further Development and to conduct initial research activities with respect to such conjugate, including basic process development, prior to the initiation of formal Development activities.  For each Contract Year during the conduct of the Research Program commencing with the second Contract Year, the Research Plan shall be amended and updated by the Parties, which amendments and updates shall be submitted to and approved by the JDC in accordance with Section 2.2.4.  Each such amendment shall: (a) set forth (i) the research objectives and activities to be performed for the Contract Year covered by the update with reasonable specificity; (ii) the Party that shall be responsible for performing such activities; (iii) a timeline for such activities; and (iv) with respect to ImmunoGen Activities, the number of FTEs estimated to be required to perform such ImmunoGen Activities; and (b) be consistent with the terms of this Agreement.

3.3       Conduct of Research Program.  In consultation with the JDC and in accordance with the objectives of the Research Program, each Party shall be primarily responsible for those tasks and obligations in connection with the Research Program that are assigned to it pursuant to this Section 3.3 and in the Research Plan.  Without limiting the foregoing, the Parties hereby agree as follows:

(a)       Biotest Activities Under Research Program.  Subject to ImmunoGen’s obligations to conduct ImmunoGen Activities and/or to supply Research Materials pursuant to Section 3.3(b)(ii) and Preclinical Materials and Clinical Materials in accordance with Section 4.5.2, Biotest shall have the sole right and responsibility for all aspects related to the research and early stage Development of Licensed Products, including without limitation (i) making all strategic and tactical decisions with respect thereto; (ii) assessing alternative product designs; (iii) the selection of the Antibody, Linker and MAY Compound to be used in each Licensed Product; (iv) the conduct of, at its sole cost and expense, all preclinical and IND-enabling studies (including toxicology testing) with respect to any Licensed Product so selected.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)       ImmunoGen Activities under the Research Program.

 (i)       In General.  Notwithstanding anything to the contrary in Section 3.3(a), ImmunoGen will undertake (A) any ImmunoGen Activities set forth in the Research Plan, subject to the payment by Biotest of the consideration set forth in Section 6.2 and (B) any other basic research activities that ImmunoGen determines, in its sole discretion and [***] [***] [***] [***], are necessary in order to successfully apply ImmunoGen Technology to the research of Licensed Products.

(ii)      Supply of Research Materials.  Upon Biotest’s written request, ImmunoGen will supply Biotest with such quantities of Research Materials as may be reasonably required by Biotest in order to conduct research relating to Licensed Products.  To the extent that Biotest requests that ImmunoGen provide such Research Materials, Biotest shall order all amounts of Research Materials, and ImmunoGen shall deliver all such ordered amounts, in accordance with advance ordering timeframes and delivery timeframes and specifications to be agreed upon by the Parties.  ImmunoGen shall use commercially reasonable efforts to deliver to Biotest such amounts of Research Materials as are ordered by Biotest in accordance with the foregoing (including such agreed upon timeframes) in a timely manner.  ImmunoGen’s price to supply Research Materials to Biotest shall equal ImmunoGen’s cost of materials plus its manufacturing costs [***] [***] [***] [***] [***].

3.4       Diligence.  Each Party shall use commercially reasonable efforts to perform its respective obligations under the Research Program in accordance with the Research Plan and shall commit such resources as are specified in the Research Plan as may be necessary to conduct its activities set forth therein in a timely fashion.  Without limiting the foregoing, Biotest and ImmunoGen shall commit such scientific resources, including, but not limited to consultants, facilities, equipment, and Proprietary Materials, as are necessary and commercially reasonable to achieve the objectives of the Research Program.

3.5       Compliance.  Each Party shall perform its obligations under the Research Plan in good scientific manner and in compliance in all material respects with all Applicable Laws; provided that, for purposes of clarity, (a) with respect to each activity performed under the Research Plan that will or could reasonably be expected to be submitted to a Regulatory Authority in support of a Regulatory Filing in the United States, the Party performing such activity shall comply in all material respects with the regulations and guidance of the FDA that constitute Good Laboratory Practice or Good Manufacturing Practice, in each case as applicable; (b) to the extent Biotest wishes ImmunoGen to comply with the regulations or guidance of any Regulatory Authority outside the United States (including any International Conference on Harmonization (ICH) guidance), Biotest shall provide ImmunoGen with written notice which shall identify such regulations or guidance, and ImmunoGen shall confirm in writing whether it agrees to comply with same within [***] ([***]) business days of its receipt of such notice; and (c) to the extent Biotest wishes ImmunoGen to comply with the regulations or guidance of any Regulatory Authority outside the United States (including any ICH guidance) and ImmunoGen agrees to comply with such regulations or guidance, ImmunoGen agrees to be inspected after prior written notice by Biotest and competent foreign Regulatory Authority to allow for a Regulatory Filing outside the United States.  Each Party shall be solely responsible for paying the salaries and benefits of its employees and consultants conducting its activities under the Research Plan.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

3.5.1     Cooperation.  Scientists at ImmunoGen and Biotest shall cooperate in the performance of the Research Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as is reasonably necessary for the other Party to perform its obligations under the Research Plan.

3.6       Records.

3.6.1     Record Keeping.

(a)       Records.  Each Party shall maintain records of its activities under the Research Program in sufficient detail, in good scientific manner and otherwise in a manner that reflects all work done and results achieved in the performance of the Research Program.

(b)       Record Keeping Policies.  Without limiting the generality of Section 3.6.1(a), each Party agrees to maintain a policy that requires its employees and consultants to record and maintain all data and information developed during the Research Program in a manner designed to enable the Parties to use such records to establish the earliest date of invention or reduction to practice.  At a minimum, the policy shall require such individuals to record such data and information by them in standard laboratory notebooks that are dated and corroborated by non-inventors on a regular, contemporaneous basis.

3.7       Reports.  At each meeting of the JDC, the Parties shall update the JDC as to such Party’s efforts under the Research Program and shall present to the JDC all data and results generated from such efforts. The JDC may decide, from time to time, to cause the Research Plan to be updated to reflect changes in the research activities performed by each Party under the Research Plan.

3.8       Supply of Proprietary Materials.  From time to time during the Term, either Party (the “transferring Party”) may supply the other Party (the “recipient Party”) with Proprietary Materials of the transferring Party for use in the Research Program.  In connection therewith, each recipient Party hereby agrees that (a) it shall not use such Proprietary Materials for any purpose other than exercising its rights or performing its obligations hereunder; (b) it shall use such Proprietary Materials only in compliance with all Applicable Laws; (c) it shall not transfer any such Proprietary Materials to any Third Party without the prior written consent of the transferring Party, except as expressly permitted hereby or as otherwise permitted under the Existing Agreements; (d) the recipient Party shall not acquire any right, title or interest in or to such Proprietary Materials as a result of such supply by the transferring Party; (e) the recipient Party shall, if and as instructed by the Party, either destroy or return any such Proprietary Materials that are not the subject of the grant of a continuing license hereunder; and (f) to the extent ImmunoGen is the transferring Party, upon Biotest’s request, ImmunoGen shall provide Biotest with supply safety data sheets and instructions for use, waste management, transportation, packaging and labeling of ImmunoGen Materials.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

4. DEVELOPMENT AND COMMERCIALIZATION

4.1       Responsibility; Preparation of Plans.

4.1.1     Development Plans. Until the exercise of a Co-Development Option for a Licensed Product, Biotest will be solely responsible for conducting the Development of Licensed Products.  As soon as practicable after the identification in the Research Program of each Licensed Product for further Development, the Parties shall jointly prepare and submit to the JDC for approval a Development Plan covering the activities to be carried out over each Contract Year which shall: (a) set forth (i) the Development objectives and activities to be performed for each Contract Year period covered by the Development Plan with reasonable specificity, broken down by Calendar Quarters, (ii) the Party that shall be responsible for performing such activities, and (iii) a timeline for such activities; and (b) be consistent with the other terms of this Agreement. ImmunoGen will undertake the ImmunoGen Activities set forth in the Development Plan, subject to the payment by Biotest of the consideration set forth in Section 6.2.  The Parties shall discuss at meetings of the JDC the scope of, and the expenditures for, any process development activities planned by either Party after the Effective Date for pivotal MAY Compounds, which discussions shall be included in the minutes of the applicable JDC meeting (the portion of such minutes, the “Pivotal MAY Compound Process Development Plan”), taking into account Pivotal MAY Compound Process Development activities of Third Parties, covering the activities to be carried out over each Contract Year including: (a) the process development objectives and activities to be performed for each Contract Year period with reasonable specificity, broken down by Calendar Quarters, (b) the Party that shall be responsible for performing such activities, and (c) a timeline for such activities.  The Pivotal MAY Compound Process Development Plan shall include the Pivotal MAY Compound Process Development Costs approved by the JDC as provided in Section 1.113.

4.1.2     Marketing and Sales Plans.     Until such time as ImmunoGen has exercised a Co-Development Option, (a) Biotest shall be solely responsible for all activities and associated costs related to the worldwide marketing and sales of Licensed Products and (b) decisions regarding marketing and sales will be made solely by Biotest.

4.1.3     Manufacturing Plan.  Biotest shall be solely responsible for the manufacture of Biotest Products in the Territory and Co-Developed Products in the Biotest Territory. The Parties shall prepare and provide to the JDC for its review and approval a Manufacturing Plan that specifies which manufacturer of MAY Compounds and Anti- CD138 Antibody-MAY Conjugates are to be used for Biotest Products and/or Co-Developed Products and/or Preclinical Materials and/or Clinical Materials, which Manufacturing Plan shall be updated by the Parties and reviewed and approved by the JDC each Contract Year during the Term following the JDC’s approval of the initial Manufacturing Plan. Each update to the Manufacturing Plan shall: (a) set forth (i) the manufacturing scale-up, formulation and filling requirements for each Biotest Product and/or Co-Developed Product to be performed for the Contract Year covered by the Manufacturing Plan with reasonable specificity, (ii) a timeline and budget for such activities, (iii) the objectives and activities to be performed for each Contract Year period covered by the Manufacturing Plan with reasonable specificity, (iv) the Party that shall be responsible for performing such activities, (v) the estimated expenses covering the activities associated with the Manufacturing Plan; and (b) be consistent with the other terms of this Agreement. The JDC members shall use reasonable efforts to reach agreement on manufacturing issues. In the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JDC, the judgment of the Biotest Chairman shall be determinative. If the JDC requests that

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ImmunoGen manufacture Preclinical Materials and/or Clinical Materials, then the judgment of the ImmunoGen representatives on the JDC shall be determinative.

4.2       Biotest Products.  Subject to Section 5, Biotest shall have the sole right and responsibility, at its sole cost and expense, for all aspects of the Development and Commercialization of Biotest Products in accordance with the applicable Development Plan in the Field in the Territory, including, without limitation, the conduct of (a) all activities relating to the manufacture and supply of Biotest Products in the Territory, and (b) all marketing, promotion, sales, distribution, import and export activities (including securing reimbursement, sales and marketing and conducting any post-marketing trials or databases and post-marketing safety surveillance) with respect to Biotest Products in the Territory.  Without limiting the generality of the foregoing, Biotest shall have the sole right and responsibility, at its sole expense, (a) for the conduct of: (i) all activities related to human clinical trials (including, to the extent conducted, Phase IV clinical trials); (ii) all activities relating to the manufacture and supply of Biotest Products (including all required process development and scale up work with respect thereto) in the Territory; and (iii) all pre-marketing, marketing, promotion, sales, distribution, import and export activities (including securing reimbursement, sales and marketing and conducting any post-marketing trials or databases and post-marketing safety surveillance); (b) making all Regulatory Filings for Biotest Products and filing all Drug Approval Applications and otherwise seeking all Regulatory Approvals for Biotest Products in the Territory, as well as all correspondence and communications with Regulatory Authorities regarding such matters, and (c) reporting of all Adverse Events to Regulatory Authorities for Biotest Products within the Territory if and to the extent required by Applicable Laws.

4.3       Commercialization Diligence.  Biotest shall use Commercially Reasonable Efforts during the Term to Develop and to Commercialize Biotest Products in the Field and in the Territory. Without limiting the foregoing, Biotest shall, itself or through one or more Sublicensees, seek Regulatory Approvals for, and Commercialize, each Biotest Product in such countries of the Territory  that Biotest, in its commercially reasonable judgment, deems appropriate. If ImmunoGen at any time reasonably believes that Biotest is not meeting its diligence obligations pursuant to this Section 4.3, ImmunoGen may give, in the form of detailed reasons, written notice to Biotest requesting written justification, in the form of detailed reasons, that would support the proposition that Biotest is meeting such diligence obligations.  In such event, Biotest shall provide such written justification to ImmunoGen within thirty (30) days after such notice is given.  In the event that Biotest does not reasonably justify that it is meeting its diligence obligations pursuant to this Section 4.3 within such thirty (30) day period, then, to the extent such failure to meet its diligence obligations constitutes a material breach of this Agreement, ImmunoGen shall have the right, in its sole discretion, to exercise its rights under Section 11.2.1 or any or all other rights or remedies that it may have under this Agreement, at law or in equity.

4.4       Compliance.

4.4.1     In General.    Biotest and/or ImmunoGen, as applicable, shall each perform their respective obligations under each Development Plan and Manufacturing Plan in good scientific and business manner and in compliance in all material respects with all Applicable Laws provided that, for purposes of clarity, with respect to each activity performed under the Development Plan and Manufacturing Plan that will or would reasonably be expected to be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, Biotest and/or ImmunoGen, as applicable, shall each comply in all material respects, in the Territory, with the regulations and guidance of the relevant authorities in the Territory, e.g., the FDA or the EMEA, that constitute GLP, GMP or GCP (or, if and as appropriate under the circumstances, ICH guidance or other comparable regulation and guidance of any Regulatory Authority in any country or region in the Territory).

4.4.2     Regulatory Obligations.  Biotest agrees, with respect to each Licensed Product, (a) prior to the Initiation of each clinical trial through and including any Phase IIb Clinical Trial, to carry out a pre-IND meeting with the applicable Regulatory Authority; (b) to file an IND in the United States prior to the Initiation of the first Phase I Clinical Trial in the United States; and (c) on and after such filing of the IND in the United States, to fulfill at least the requirements specified by the FDA for first Phase I Clinical Trial, regardless of where such first Phase I Clinical Trials are ultimately conducted.

4.5       Information; Updates.

4.5.1     Reports.   The Parties shall keep the JDC regularly informed of the progress of its efforts to Develop Biotest Products in the Field.  Without limiting the generality of the foregoing, Biotest and ImmunoGen, as applicable, shall, at each JDC meeting, provide the JDC with reports in reasonable detail which shall summarize (a) the status of all Development activities under each Development Plan, together with such additional information that it has in its possession as may be reasonably requested from time to time by the JDC regarding the Development of any Biotest Product in the Territory, (b) the Regulatory Filings and Drug Approval Applications with respect to such Biotest Product that Biotest or any of its Affiliates or Sublicensees have filed, sought or obtained in the prior twelve (12) month period or reasonably expect to make, seek or attempt to obtain in the following twelve (12) month period in the Territory and (c) all clinical and other data generated by Biotest with respect to Biotest Products.

4.5.2     Supply of Licensed Products for Development and Commercialization.

(a)       Responsibility of Biotest.  Except as set forth in Section 4.5.2(b), Biotest shall have the sole right and responsibility, at its sole cost, for manufacturing or having manufactured through Third Party contract manufacturers, any materials (including, without limitation, all Anti- CD138 Antibodies, MAY Compounds, Linkers and Licensed Products) as may be required for all preclinical and clinical studies necessary to obtain Regulatory Approval of Licensed Products and any materials and/or quantities of each Licensed Product as may be required for, (i) all preclinical and clinical studies applicable to, and (ii) the Commercialization of, such Licensed Product, but may benefit from economies of scale and established manufacturing services related to the production of MAY Compounds, Linkers and conjugates.  ImmunoGen agrees to provide Biotest, within [***] ([***]) days of the Effective Date and upon Biotest's request in reasonably detailed written format, through the JDC, with information including, but not limited to, procedures, processes, standard operating procedures and Proprietary Materials including, but not limited to, cell lines and Antibodies for MAY Compound detection, relating to any ImmunoGen Technology that may be reasonably necessary to enable any Third Party that is reasonably experienced in the manufacture of pharmaceutical products to manufacture such materials (including without limitation, all MAY Compounds, Linkers and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Licensed Products).  If ImmunoGen exercises a Co-Development Option to a Licensed Product (i) both Parties shall be responsible for the manufacture of such Co-Developed Product in the Co-Development Territory and, (ii) the related costs shall be shared equally. Biotest shall remain solely responsible for the manufacture of Licensed Product outside the Co-Development Territory and shall remain free to contract any CMO for such purpose but may benefit from economies of scale and established manufacturing services related to the production of MAY Compounds, Linkers and conjugates.

(b)       Supply of Materials by ImmunoGen.

(i)       In General. If at any time during the Term, Biotest requests in writing that ImmunoGen supply Biotest with such quantities of Preclinical Materials and/or Clinical Materials as may be reasonably required by Biotest in order to conduct preclinical Development activities (including, without limitation, toxicology testing) relating to Licensed Products and/or conduct any clinical trials up through and including the completion of non-pivotal Phase II Clinical Trials (but not including any pivotal clinical trials) with respect to Licensed Products, ImmunoGen will use commercially reasonable efforts to (1) supply Biotest with such Preclinical Materials and/or Clinical Materials and, (2) with respect to Clinical Materials, to conduct such process development activities that may be necessary to produce such Clinical Materials. Such Preclinical and/or Clinical Material supplied by ImmunoGen to Biotest shall have attached with each shipment the respective safety data sheets and instructions for use, waste management, transportation, packaging and labeling.  In connection with such supply, ImmunoGen shall provide a description to Biotest in sufficient detail of the accounting method to be used for ImmunoGen’s calculation of Manufacturing Costs for such Preclinical Materials and/or Clinical Materials and the rationale therefor.

(ii)      Preclinical Materials. To the extent that Biotest requests that ImmunoGen manufacture Preclinical Materials, (A) Biotest shall order all amounts of Preclinical Materials, and ImmunoGen shall deliver all such ordered amounts, in accordance with advance ordering timeframes and delivery timeframes and specifications to be agreed upon by the Parties; (B) if the Preclinical Materials are Licensed Products, Biotest shall supply ImmunoGen with quantities of Anti-CD138 Antibody sufficient to enable ImmunoGen to produce such Licensed Products; and (C)  ImmunoGen shall use commercially reasonable efforts to deliver to Biotest such amounts of Preclinical Materials as are ordered by Biotest in accordance with the foregoing (including such agreed upon timeframes) in a timely manner; provided, that, to the extent such Preclinical Materials are Licensed Products, ImmunoGen’s obligations shall be contingent on ImmunoGen’s receipt of the required quantities of Anti- CD138 Antibodies from Biotest and any Dedicated Equipment necessary to manufacture such Preclinical Materials.  To the extent necessary to fulfill the requirements of a Regulatory Authority or to generate data and results for a Regulatory Filing with respect to a Licensed Product, upon request of Biotest, ImmunoGen shall deliver ordered amounts of Preclinical Material manufactured according to quality guidelines that are reasonably sufficient to support an IND filing for such Licensed Product. ImmunoGen’s price to supply Preclinical Materials to Biotest shall equal ImmunoGen’s Manufacturing Cost plus [***] percent ([***]%) for such Preclinical Materials.   Biotest shall be entitled to transfer Preclinical Materials to any Third Party under terms obligating such Third Party not to transfer or use such Preclinical Materials except in compliance with the foregoing clause (i) of this Section 4.5.2(b).  Biotest shall have the right to audit ImmunoGen’s Manufacturing Costs applicable to the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

manufacture of Preclinical Materials pursuant to Section 4.5.2(b)(ii) consistent with the audit rights described in Sections 5.1.4, 5.2.2 and 6.2.1.

(iii)     Clinical Materials. To the extent that Biotest requests that ImmunoGen manufacture Clinical Materials, (A) the Parties shall share information concerning specifications, forecasting and capacity requirements in order to adequately plan for the manufacture and supply of such Clinical Materials and (B) ImmunoGen and Biotest shall enter into a separate supply and quality agreement detailing the terms of supply for any Clinical Materials that ImmunoGen is so requested to supply to Biotest, which supply agreement shall include, without limitation, the terms set forth on Schedule 3 attached hereto and the remainder of this Section 4.5.2(b)(iii) (the “Supply Agreement”).  Subject to the foregoing, Biotest shall order all amounts of Clinical Materials, and ImmunoGen shall deliver all such ordered amounts in accordance with forecasting parameters, advance ordering timeframes and delivery timeframes to be agreed upon by the Parties in the Supply Agreement.  The Supply Agreement further shall provide that (A) ImmunoGen shall use commercially reasonable efforts to deliver such amounts of Clinical Materials ordered in accordance with the foregoing (including such agreed upon timeframes) in a timely manner; provided, that, ImmunoGen’s obligations shall be contingent on ImmunoGen’s receipt of the required quantities of Anti-CD138 Antibodies from Biotest and any Dedicated Equipment necessary to manufacture such Clinical Materials and (B) ImmunoGen’s transfer price to supply Clinical Materials to Biotest shall equal ImmunoGen’s Manufacturing Cost plus [***] ([***]%) percent for such Clinical Materials.  Biotest hereby agrees that (i) it shall use the Clinical Materials in compliance with all Applicable Laws, and (ii) it (as a matter of contract between itself and ImmunoGen) shall assume all liability for damages that may arise from the use, storage and disposal of such Clinical Materials, except to the extent such liability for damages arises out of a failure on the part of ImmunoGen or any of its Affiliates to use the reasonably required diligence in the use, storage, and disposal of the relevant Clinical Materials.  Biotest shall be entitled to transfer Clinical Materials to any Third Party under terms obligating such Third Party not to transfer or use such Clinical Materials except in compliance with the foregoing clause (i) of this Section 4.5.2(b).

(iv)     Process Development Activities.  To the extent that Biotest requests that ImmunoGen manufacture Preclinical Materials or Clinical Materials as described in this Section 4, ImmunoGen shall conduct such process development activities as the Parties agree are necessary to produce the quantities of Preclinical Materials or Clinical Materials so ordered, which process development activities shall be paid by Biotest pursuant to Sections 4.5.2(b)(ii) and/or (iii) of this Agreement and/or the Supply Agreement.

(c)       Purchase of Dedicated Equipment.    If, during the Term of this Agreement, the JDC determines in good faith that it is necessary or advisable to purchase Dedicated Equipment in order to perform any of its obligations to manufacture Preclinical Materials or Clinical Materials under Section 4.5.2(b), then ImmunoGen shall provide Biotest with written notice of such determination, along with the estimated price for such purchase and quality parameters for the Dedicated Equipment, for Biotest’s approval of such price and features.  Promptly after the consummation of such purchase, assuming that Biotest has provided its approval hereunder, ImmunoGen shall provide Biotest with a copy of the invoice or invoices reflecting such purchase, and Biotest shall reimburse ImmunoGen for the purchase of all such approved Dedicated Equipment hereunder within thirty (30) days of its receipt of such invoice

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

from ImmunoGen; provided, however, that no costs reimbursed by Biotest hereunder (or depreciation of such purchased equipment or instruments) shall be included within the calculation of any Costs under this Agreement.  Biotest shall have title and ownership of all such Dedicated Equipment purchased pursuant to this Section 4.5.2(c), and shall have the right to reclaim or retain possession of such Dedicated Equipment at its expense upon reasonable notice at such time as it is no longer required for use by ImmunoGen to carry out this Agreement.

4.5.3    Adverse Event Reports.  In addition to the updates described in Section 4.5.1, Biotest shall provide ImmunoGen with all Adverse Event information and product complaint information relating to Biotest Products as such information is compiled or prepared by Biotest in the normal course of business in connection with the Development of any Biotest Product and, in any event, within time frames consistent with reporting obligations under Applicable Laws. To the extent that it may apply to a Licensed Product, ImmunoGen agrees to provide Biotest with Serious Adverse Event and product complaint information relating to any product containing a conjugate of an Antibody with a MAY Compound that is compiled and prepared by ImmunoGen or any Third Party in the normal course of business in connection with the development, commercialization or sale of any such product, in accordance with procedures that shall be agreed to by the Parties; provided, however, that the foregoing shall not require ImmunoGen to violate any agreements with or confidentiality obligations owed to any Third Party.  The Parties shall jointly discuss and agree upon a pharmacovigilance schedule outlining what shall be considered to be an Adverse Event for the purpose of this Section 4.5.3 and outlining Adverse Event reporting procedures after execution of this Agreement taking into account the specific needs of each Party.

4.5.4    Review of Regulatory Filings and Correspondence.

(a)       Preparation for Clinical Trials. Prior to the initiation of the first Phase I Clinical Trial with respect to a Licensed Product, Biotest will prepare a briefing document (the “Briefing Document”) which shall describe in reasonable detail all material aspects of the clinical trial (including quality, safety, non-clinical data and planned clinical trials) with respect to such Licensed Product which shall form the basis for the pre-IND meeting for such Licensed Product.  ImmunoGen shall use reasonable efforts to provide to Biotest all information and documents necessary to perform Regulatory Filings. At Biotest’s request, ImmunoGen shall cooperate with and assist Biotest in all reasonable respects, in connection with such preparation, filing and responding to questions and inquiries of any Regulatory Authority. Biotest shall consult with ImmunoGen in good faith in the preparation of such meeting and shall consider all comments made by ImmunoGen in good faith, taking into account the best interests of the Collaboration and of the Development and Commercialization of the applicable Biotest Product on a global basis.

(b)       Regulatory Meetings; Review of Regulatory Filings and Correspondence.  Biotest shall use reasonable efforts to provide ImmunoGen with at least thirty (30) days advance notice of any meeting with the FDA or other Regulatory Authority relating to any Biotest Product and ImmunoGen may elect to send representatives reasonably acceptable to Biotest to participate (at ImmunoGen’s sole cost and expense) in such meeting (including any pre-IND meeting).  Subject to any Third Party confidentiality obligations, Biotest shall provide ImmunoGen with drafts of each Regulatory Filing or other document or correspondence pertaining to any Biotest Product and prepared for submission to the FDA or other Regulatory Authority (including without limitation the Briefing Document) sufficiently in advance of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

submission so that ImmunoGen may review and comment on the substance of such Regulatory Filing or other document or correspondence.  In addition, Biotest shall, without undue delay provide ImmunoGen with copies of any document or other correspondence received from the FDA pertaining to any Biotest Product.  If ImmunoGen has not commented on such Regulatory Filing or other document or correspondence within [***] ([***]) days (or, in the case of an IND, [***] ([***]) days) after it is provided to ImmunoGen, then ImmunoGen shall be deemed to have no comments on such Regulatory Filing or other documents or correspondence.  Biotest shall consider all comments of ImmunoGen in good faith, taking into account the best interests of the Collaboration and of the Development or Commercialization of the applicable Biotest Product on a global basis.

4.6       Recalls.    In the event that any Regulatory Authority issues or requests a recall or takes similar action in connection with a Biotest Product, a product of ImmunoGen containing a conjugate of an Antibody with a MAY Compound or any other product containing a conjugate of an Antibody with a MAY Compound, and to the extent that a Party becomes aware of such recall or action, or in the event a Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for a recall, market withdrawal or other corrective action regarding a Biotest Product or a product of ImmunoGen containing a conjugate of an Antibody with a MAY Compound or any other product containing a conjugate of an Antibody with a MAY Compound, such Party shall promptly advise the other Party thereof by telephone, e-mail or facsimile.  Following such notification, Biotest shall decide and have control of whether to conduct a recall or market withdrawal of any potentially affected Biotest Product (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or to take other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action related to a Biotest Product shall be conducted; provided that Biotest shall keep ImmunoGen regularly informed regarding any such recall, market withdrawal or corrective action. Biotest shall bear all expenses of any such recall, market withdrawal or corrective action relating to any potentially affected Biotest Product and, to the extent the respective action is taken outside the Co-Development Territory, relating  to any Co-Developed Product (including, without limitation, expenses for notification, destruction and return of the affected Biotest Product and any refund to customers).

5.       CO-DEVELOPMENT OPTION; CO-PROMOTION OPTION

5.1       Co-Development Option.

5.1.1     Exercise of Co-Development Option.

(a)       Option Grant.  Subject to Biotest’s rights to sublicense Licensed Products in accordance with Section 8.3, ImmunoGen shall have the option (the “Co-Development Option”), but not the obligation, to co-Develop and Co-Promote any Licensed Product within the Co-Development Territory by providing written notice to Biotest and paying the applicable, noncreditable and nonrefundable Co-Development Option Exercise Fee in immediately available funds within [***] ([***]) days from the exercise of the applicable Co-Development Option (as defined in Section 5.1.1(c) below) (a) with respect to ImmunoGen’s exercise of each Early Stage Co-Development Option, at any time during the period commencing on the Early Stage Option Commencement Date and continuing for a period of [***] ([***]) days (the “Early Stage Option

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Exercise Period”) and (b) with respect to ImmunoGen’s exercise of each Late Stage Co-Development Option, at any time during the period commencing on the Late Stage Option Commencement Date and continuing for a period of [***] ([***]) days (the “Late Stage Option Exercise Period”). If ImmunoGen does not exercise its Co-Development Option within the applicable Option Exercise Period with respect to a Licensed Product, ImmunoGen shall have no right to co-Develop or Co-Promote such Licensed Product in the Co-Development Territory. For purposes of clarity, Biotest may exercise its right to sublicense Licensed Products in accordance with Section 8.3 at any time during the Term; provided, that, any such sublicense with respect to a Licensed Product shall be subject to ImmunoGen’s Co-Development Option with respect to that Licensed Product as described in this Section 5.1.1.

(b)       Co-Developed Products. Until such time as ImmunoGen exercises a Co-Development Option with respect to a Licensed Product, that Licensed Product shall be deemed to be a Biotest Product for purposes of this Agreement.  If ImmunoGen exercises a Co-Development Option with respect to a Licensed Product, (i) that Licensed Product shall be deemed to be a Co-Developed Product and shall no longer be deemed to be a Biotest Product in any Territory, (ii) Biotest and ImmunoGen shall equally share all Co-Development Costs incurred by the Parties in accordance with the Co-Development Plan related to such Co-Developed Product related to the Development necessary to get FDA approval including, but not limited to, material costs, FTE costs and filing fees, and (iii) each Party shall receive its respective applicable Co-Promotion Percentage of all Annual Net Income in the Co-Development Territory derived from that Co-Developed Product in accordance with Section 6.4.2.  Following such exercise of a Co-Development Option, (i) the Parties shall prepare and submit to the JDC for approval a Co-Development Plan for the Co-Development of such Co-Developed Product which shall be updated by the Parties not less than annually, (ii) the JMC shall prepare a Co-Development Marketing and Sales Plan for the Co-Development Territory for such Co-Developed Product which shall be updated by the JMC not less than annually; (iii) such exercise of a Co-Development Option shall not delay the Development of such Licensed Product as set forth in the Development Plan prepared by Biotest and approved by the JDC; (iv) the Parties shall allocate the responsibilities with respect to the Commercializing of such Co-Developed Product in the Co-Development Territory in accordance with the applicable Co-Development Marketing and Sales Plan, including without limitation, (A) the conduct of: (1) all activities related to Phase IV Clinical Trials; (2) all activities relating to the manufacture and supply of Co-Developed Products (including all required process development and scale up work with respect thereto); and (3) all pre-marketing, marketing, promotion, sales, distribution, import and export activities in the Co-Development Territory (including securing reimbursement, sales and marketing and conducting any post-marketing trials or databases and post-marketing safety surveillance); (B) making all Regulatory Filings for Co-Developed Products and filing all Drug Approval Applications and otherwise seeking all Regulatory Approvals for Co-Developed Products, as well as all correspondence and communications with Regulatory Authorities regarding such matters, and (C) reporting of all Adverse Events to Regulatory Authorities if and to the extent required by Applicable Laws; and (v) [***] shall book all sales of Co-Developed Products.  Notwithstanding the foregoing, Biotest shall continue to be solely responsible for all Development costs attributable to the Development of any Co-Developed Product outside the Co-Development Territory, subject to the provisions set forth in Section 5.1.4.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c)       Co-Development Option Exercise Fee.  As used in this Section 5.1, the term “Co-Development Option Exercise Fee” shall mean (a) with respect to each Early Stage Co-Development Option, Five Million Dollars (US $5,000,000) and (b) with respect to each Late Stage Co-Development Option, Fifteen Million Dollars (US $15,000,000).

5.1.2     Cooperation; Additional Information.   In connection with ImmunoGen’s consideration of the exercise of a Co-Development Option with respect to each Licensed Product, Biotest shall (a) as soon as practicable and in any event on or before [***] ([***]) days after the Early Stage Option Commencement Date and/or for the Late Stage Option Commencement Date, as the case may be, present in person to ImmunoGen, and/or provide ImmunoGen with, all information Controlled by Biotest reasonably necessary to assist ImmunoGen in determining whether to exercise its Co-Development Option; and (b) upon written request by ImmunoGen and approval by the JDC, provide ImmunoGen with any additional information Controlled by Biotest that ImmunoGen reasonably determines may be necessary or useful to ImmunoGen in exercising such Co-Development Option, including without limitation any additional information concerning the Development Plan applicable to that Licensed Product. Such information will be subject to confidentiality.

5.1.3     Estimated Co-Development Costs.   If ImmunoGen exercises its Co-Development Option for a Co-Developed Product, (a) Biotest shall provide ImmunoGen with Biotest’s non-binding, good faith estimate of Co-Development Costs it expects to incur with respect to that Co-Developed Product for each Calendar Year for the next five (5) Calendar Years and (b) the Parties will jointly prepare a budget for that Co-Developed Product based on such estimate, which shall allocate expected costs between the Parties and, which shall be reviewed and updated by the Parties not less than once each Calendar Year.  The Parties hereby agree that, unless approved by the JDC, any costs or expenses incurred by a Party in excess of the estimated costs allocated in the Co-Development Plan to such Party as set forth in the Co-Development Plan shall be the sole responsibility of such Party.

5.1.4     Allocation of Shared Clinical Trial Costs.

(a)       Use of Shared Clinical Trial Data. On and after the date of exercise by ImmunoGen of its Co-Development Option for a Co-Developed Product and continuing for the Term of this Agreement, each Party shall provide written notice to the other Party to the extent it intends to make Material Use of any Shared Clinical Trial Data.  If such use of Shared Clinical Trial Data enables a Party to [***] [***] [***] [***] [***] [***], such Party shall pay the applicable Shared Clinical Trial Cost Sharing Percentage of such Shared Clinical Trial Costs.  As promptly as practicable following such exercise, the Parties shall agree to a mechanism for providing all Shared Clinical Trial Data.

(b)       Payment Adjustments.  Within [***] ([***]) days of the end of each Calendar Year following the exercise of the Co-Development Option with respect to a Co-Developed Product, the Party conducting a Shared Clinical Trial with respect to that Co-Developed Product shall provide the other Party with a reasonably detailed written accounting of the actual Shared Clinical Trial Costs with respect to each Shared Clinical Trial.  Within [***] ([***]) days of the end of each Shared Clinical Trial, the non-electing Party shall provide the electing party with a final accounting of the actual Shared Clinical Trial Costs with respect to such Shared Clinical

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Trial.  Such final accounting shall also include a reasonably detailed calculation of the net amount that one Party may owe the other Party for such costs in the case of Material Use, as applicable.  The net amount payable shall be due within thirty (30) days after receipt of an invoice pursuant to Section 5.1.4(d).

(c)       Audit.  For a period commencing upon the initiation of a Shared Clinical Trial and ending [***] ([***]) years after the completion of such Shared Clinical Trial, each Party shall keep complete and accurate records of associated Shared Clinical Trial Costs in sufficient detail to allow the accuracy of the payments hereunder to be confirmed. Each Party shall have the right for a period of [***] ([***]) years after the final accounting of such Shared Clinical Trial Costs for a particular Calendar Quarter to appoint at its expense an independent certified public accountant reasonably acceptable to the other Party to inspect or audit the relevant records of the other Party and its Affiliates to verify that the amount of such Shared Clinical Trial Costs was correctly determined.  The Audited Party and its Affiliates shall each make its records available for inspection or audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from the Auditing Party, solely to verify that Shared Clinical Trial Costs hereunder were correctly determined.  Such inspection or audit right shall not be exercised by the Auditing Party more than once in any Calendar Year.  All records made available for inspection or audit shall be deemed to be Confidential Information of the Audited Party.  The results of each inspection or audit, if any, shall be binding on both Parties. In the event there was an error in the amount of Shared Clinical Trial Costs reported by the Audited Party hereunder, (a) if the amount of Shared Clinical Trial Costs was over-reported, the Audited Party shall promptly (but in any event no later than thirty (30) days after the Audited Party's receipt of the independent accountant's report so concluding) make payment to the Auditing Party of a percentage of the over-reported amount taking into account the equal sharing of Co-Development Costs and (b) if the amount of Shared Clinical Trial Costs was underreported, the Auditing Party shall promptly (but in any event no later than thirty (30) days after the Auditing Party's receipt of the independent accountant's report so concluding) make payment to the Audited Party of a percentage of the underreported amount taking into account the equal sharing of Co-Development Costs.  The Auditing Party shall bear the full cost of such audit unless such audit discloses an over reporting by the Audited Party of more than [***] ([***]) of the aggregate amount of Shared Clinical Trial Costs reportable in any Calendar Year, in which case the Audited Party shall reimburse the Auditing Party for all costs incurred by the Auditing Party in connection with such inspection or audit.

(d)       Data Audit.  Promptly following the submission of each Regulatory Filing, and any amendments or supplements thereto, the Party making such submission shall provide a full and complete copy of such filing to the other Party for purposes of determining whether the submitting Party has made Material Use of the other Party’s Shared Clinical Trial Data without having paid in full its applicable Shared Clinical Trial Cost Sharing Percentage associated with such Shared Clinical Trial Data.  In the event that a Party made Material Use of the other Party’s Shared Clinical Trial Data in such submission and therefore was able to [***] [***] [***] [***] [***] [***] [***] in the respective territory, the submitting Party shall pay the shortfall of its applicable Shared Clinical Trial Cost Sharing Percentage or the amount needed to match its applicable Shared Clinical Trial Cost Sharing Percentage, as the case may be, to the other Party upon written request and as invoiced by the other Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(e)       Survival.  In the event that a Party enters into an agreement with a Third Party with respect to the conduct by such Third Party of Shared Clinical Trials, such Party shall use commercially reasonable efforts to include in such contracts provisions for cost sharing of Shared Clinical Trial Data consistent with those set forth in this Section 5.1.4.

5.1.5     Allocation of Pivotal MAY Compound Process Development Costs.

(a)       Payment by Biotest.  Notwithstanding anything to the contrary in this Agreement, provided that ImmunoGen has exercised a Co-Development Option, Biotest shall pay ImmunoGen a portion of the Pivotal MAY Compound Process Development Costs equal to the Pivotal MAY Compound Process Development Percentage. Any costs and expenses paid by Biotest to ImmunoGen after the Effective Date for process development activities for pivotal MAY Compounds shall be deducted from the amount payable by Biotest pursuant to this Section 5.1.5.  In connection therewith, ImmunoGen estimates as of the Effective Date that the aggregate Pivotal MAY Compound Process Development Costs shall not [***] [***] [***] [***] ([***]).

(b)       Payment of Pivotal MAY Compound Process Development Costs.

(i)       Initial Payment. Within [***] ([***]) days of the exercise by ImmunoGen of a Co-Development Option pursuant to Section 5.1.1(a), ImmunoGen shall provide Biotest with a reasonably detailed written accounting of the Pivotal MAY Compound Process Development Costs incurred through the date of exercise of the Co-Development Option and the applicable Pivotal MAY Compound Process Development Percentage. Biotest shall pay the amount reflected in such accounting with [***] ([***]) days of receipt of such accounting.

(ii)       Subsequent Payments. Subject to Section 5.1.5(b)(i), within [***] ([***]) days of the end of each Calendar Quarter following the exercise by ImmunoGen of a Co-Development Option pursuant to Section 5.1.1(a), Biotest shall pay the applicable Pivotal MAY Compound Process Development Percentage of the Pivotal MAY Compound Process Development Costs incurred over such Calendar Quarter using a method of allocation to be determined by the JFC in good faith, based on the method of allocation described in Section 5.1.5(b)(i) above.

(c)       Records; Audit Rights. For a period of [***] ([***]) years following receipt by Biotest of any accounting described in this Section 5.1.5, ImmunoGen shall keep complete and accurate records pertaining to the Pivotal MAY Compound Process Development Costs and the Pivotal MAY Compound Process Development Percentage in sufficient detail to allow the accuracy of the payments hereunder to be confirmed. At each meeting of the JDC the Parties shall update the JDC as to such Pivotal MAY Compound Process Development Costs incurred through the date of such JDC meeting. ImmunoGen shall keep complete and accurate records of associated Pivotal MAY Compound Process Development Costs in sufficient detail to allow the accuracy of the payments hereunder to be confirmed. Biotest shall have the right to appoint at its expense an independent certified public accountant reasonably acceptable to ImmunoGen to inspect or audit the relevant records of ImmunoGen and its Affiliates to verify that the amount of such Pivotal MAY Compound Process Development Costs was correctly determined.  ImmunoGen and its Affiliates shall each make its records available for inspection or audit by such independent certified public accountant during regular business hours at such place

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

or places where such records are customarily kept, upon reasonable notice from Biotest, solely to verify that Pivotal MAY Compound Process Development Costs hereunder were correctly determined.  Such inspection or audit right shall not be exercised by Biotest more than once in any Calendar Year.  All records made available for inspection or audit shall be deemed to be Confidential Information of ImmunoGen.  The results of each inspection or audit, if any, shall be binding on both Parties. In the event there was an error in the amount of Pivotal MAY Compound Process Development Costs reported by ImmunoGen hereunder, (a) if the amount of Pivotal MAY Compound Process Development Costs was over-reported, ImmunoGen shall promptly (but in any event no later than [***] ([***]) days after the ImmunoGen's receipt of the independent accountant's report so concluding) make payment to Biotest of the amount owed to Biotest, and (b) if the amount of Pivotal MAY Compound Process Development Costs was underreported, Biotest shall promptly (but in any event no later than [***] ([***]) days after Biotest's receipt of the independent accountant's report so concluding) make payment to ImmunoGen of the amount owed to ImmunoGen.  Biotest shall bear the full cost of such audit unless such audit discloses an over reporting by ImmunoGen of more than [***] [***] ([***]) of the aggregate amount of Pivotal MAY Compound Process Development Costs reportable in any Calendar Year, in which case ImmunoGen shall reimburse Biotest for all costs incurred by Biotest in connection with such inspection or audit.

5.2       Reconciliation and Auditing of Co-Development Costs.

5.2.1    Reconciliation.  Within [***] ([***]) days following the end of each Calendar Quarter following the exercise of the Co-Development Option applicable to a given Co-Developed Product, each of ImmunoGen and Biotest shall submit to the JFC a written report setting forth in reasonable detail all Co-Development Costs incurred by each such Party over such Calendar Quarter.  Within [***] ([***]) days following the JFC’s receipt of such written reports, the JFC shall prepare and submit to each Party a written report setting forth in reasonable detail (a) the calculation of all Co-Development Costs incurred by both Parties over such Calendar Quarter and (b) the calculation of the net amount owed by ImmunoGen to Biotest or by Biotest to ImmunoGen in order to ensure the equal sharing of the Co-Development Costs.  The net amount payable shall be paid by ImmunoGen or Biotest to the other, as applicable, within [***] ([***]) days after the distribution by the JFC of such written report.  If the JFC determines that one Party has overrun the budget for a particular item, the amount by which the actual expense exceeded the budgeted amount shall be borne in its entirety by the Party incurring the overrun.

5.2.2    Records; Audit Rights. Each Party shall keep and maintain for [***] ([***]) years complete and accurate records of Co-Development Costs incurred with respect to Licensed Products in sufficient detail to allow confirmation of same by the JFC.  Each Party shall have the right for a period of [***] ([***]) years after such Development Cost is reconciled in accordance with Section 5.2.1 to appoint at its expense an independent certified public accountant reasonably acceptable to the other Party to inspect or audit the relevant records of the other Party and its Affiliates to verify that the amount of such Co-Development Costs was correctly determined.  The Audited Party and its Affiliates shall each make its records available for inspection or audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from the Auditing Party, solely to verify that Co-Development Costs hereunder were correctly determined.  Such inspection or audit right shall not be exercised by the Auditing Party more than once in any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Calendar Year.  All records made available for inspection or audit shall be deemed to be Confidential Information of the Audited Party.  The results of each inspection or audit, if any, shall be binding on both Parties. In the event there was an error in the amount of Co-Development Costs reported by the Audited Party hereunder, (a) if the amount of Co-Development Costs was over-reported, the Audited Party shall promptly (but in any event no later than [***] ([***]) days after the Audited Party's receipt of the independent accountant's report so concluding) make payment to the Auditing Party of a percentage of the over-reported amount consistent with the equal sharing of Development Costs and (b) if the amount of Co-Development Costs was underreported, the Auditing Party shall promptly (but in any event no later than [***] ([***]) days after the Auditing Party's receipt of the independent accountant's report so concluding) make payment to the Audited Party of a percentage of the underreported amount consistent with the equal sharing of Development Costs.  The Auditing Party shall bear the full cost of such audit unless such audit discloses an over reporting by the Audited Party of more than [***] [***] ([***]) of the aggregate amount of Co-Development Costs reportable in any Calendar Year, in which case the Audited Party shall reimburse the Auditing Party for all costs incurred by the Auditing Party in connection with such inspection or audit.

5.3       Compliance.   Biotest and/or ImmunoGen, as applicable, shall each perform their respective obligations under each Co-Development Plan and Co-Development Manufacturing Plan in good scientific and business manner and in compliance in all material respects with all Applicable Laws; provided, that, for purposes of clarity, with respect to each activity performed under the Co-Development Plan, that will or would reasonably be expected to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, Biotest and/or ImmunoGen, as applicable, shall each comply in all material respects, in the Co-Development Territory, with the regulations and guidance of the relevant authorities in the Co-Development Territory.

5.4       Commercialization Diligence.  Biotest and/or ImmunoGen, as applicable, shall each use Commercially Reasonable Efforts during the Term to Develop and to Commercialize Co-Developed Products in the Co-Development Territory. If a Party at any time reasonably believes that the other Party is not meeting its diligence obligations pursuant to this Section 5.4, such Party may give, in the form of detailed reasons, written notice to the other Party requesting written justification, in the form of detailed reasons, that would support the proposition that such other Party is meeting such diligence obligations.  In such event, such other Party shall provide such written justification within [***] ([***]) days after such notice is given.  In the event that the other Party does not reasonably justify that it is meeting its diligence obligations pursuant to this Section 5.4 within such [***] ([***]) day period, then the Party giving notice shall have the right, in its sole discretion, to exercise such rights or remedies that it may have under this Agreement, at law or in equity.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.5       Co-Promotion Rights.

5.5.1     Option to Jointly Sublicense.

(a)       Early Stage Co-Development Option.

 (i)       Initial Sublicense Decision Date. If ImmunoGen exercises an Early Stage Co-Development Option with respect to a Co-Developed Product, then within [***] ([***]) days following the First Interim Analysis of the first [***] [***] [***] [***] with respect to such Co-Developed Product, the Parties shall discuss in good faith and decide whether to jointly sublicense the right to Develop and Commercialize such Co-Developed Product in the Co-Development Territory to a single Third Party, in which case the Parties shall [***] in the consideration received from such Third Party with respect to the grant of such sublicense for the Co-Development Territory.

(ii)      Second Sublicense Decision Date.  In the event that ImmunoGen exercises the Early Stage Co-Development Option with respect to a Co-Developed Product and the Parties (A) have, pursuant to Section 5.5.1 (a) (i), decided to sublicense the right to Develop and Commercialize such Co-Developed Product to a single Third Party, but the Parties have not entered into an agreement with a Third Party to Develop and Commercialize such Co-Developed Product in accordance with Section 5.5.1(a)(i) and (B) have not obtained accelerated approval from the FDA in accordance with Subpart E of 21 C.F.R. 312 with respect to such Co-Developed Product, then within [***] ([***]) days following the First Interim Analysis of the first [***] [***] [***] [***] with respect to such Co-Developed Product, the Parties shall discuss in good faith and decide whether to jointly sublicense the right to Develop and Commercialize such Co-Developed Product in the Co-Development Territory to a single Third Party, in which case the Parties shall [***] in the consideration received from such Third Party with respect to the grant of such sublicense for the Co-Development Territory.

(b)       Late Stage Co-Development Option.  In the event that ImmunoGen exercises a Late Stage Co-Development Option with respect to a Co-Developed Product, but the Parties have not obtained accelerated approval from the FDA in accordance with Subpart E of 21 C.F.R. 312 with respect to such Co-Developed Product, then within [***] ([***]) days following the First Interim Analysis of the [***] [***] [***] [***] [***] with respect to such Co-Developed Product, the Parties shall discuss in good faith and decide whether to jointly sublicense the right to Develop and Commercialize such Co-Developed Product in the Co-Development Territory to a single Third Party, in which case the Parties shall [***] in the consideration received from such Third Party with respect to the grant of such sublicense for the Co-Development Territory.

5.5.2    Failure to Reach Agreement.  If the Parties are unable to affirmatively decide to jointly sublicense the right to Develop and Commercialize a Co-Developed Product to a single Third Party pursuant to Section 5.5.1(a) or (b), the Parties shall (a) prepare and execute a mutually acceptable Co-Promotion Agreement between the Parties (the “Co-Promotion Agreement”) in good faith and with sufficient diligence as is required to execute and deliver the Co-Promotion Agreement within [***] [***] [***] ([***]) days from the expiration of the applicable [***]-day period and (b) jointly Co-Promote the Co-Developed Product.  The Co-Promotion Agreement shall contain such provisions as are usual and customary for inclusion in a co-promotion agreement between companies in the pharmaceutical industry of comparable sizes to the respective Parties and shall contain suitable provisions regulating activities equivalent to Section 4.6 that relate to Co-Developed Products in the Co-Development Territory. In the event the Parties fail to execute and deliver the Co-Promotion Agreement within the [***] [***] [***] ([***]) day period described in this Section 5.5.2, the Parties shall (A) use reasonable efforts to complete such negotiations and to execute and deliver the Co-Promotion Agreement as soon as

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

possible after such [***] [***] [***] ([***]) day period and (B) without limiting the generality of the foregoing, after the expiration of such [***] [***] [***] ([***]) day period, each produce a list of issues on which they have failed to reach agreement and submit its list to the JSC to be resolved in accordance with Section 2.1.6.

5.5.3    Development Cost-Sharing.  For the avoidance of doubt, if the Parties decide to jointly sublicense to a single Third Party the right to Develop and Commercialize a Co-Developed Product as described in Section 5.5.1(a) or (b), the Parties’ respective obligations to share in the Co-Development Costs applicable to that Co-Developed Product in accordance with Sections 5.1 and 5.2 shall continue until the effective date of the sublicense agreement.

5.5.4     Option to Unilaterally Sublicense after Commercialization.  If at any time during the period commencing on the [***] [***] of the [***] [***] [***] [***] [***] [***] [***] and continuing for a period of [***] ([***]) days, either Party determines that it wishes to engage any Third Party to assume its Co-Promotion rights and fulfill its Co-Promotion obligations with respect to a Co-Developed Product, then notwithstanding anything to the contrary in Section 5.5.2 and subject to Section 8.3.1 and 8.3.2, either Party shall have the right to engage any Third Party to fulfill its Co-Promotion obligations with respect to a Co-Developed Product in accordance with this Section 5.5.4, and such Party shall provide written notice of same to the other Party (the “ROFN Notice”, whereby ROFN means Right Of First Negotiation).  The Party receiving the ROFN Notice shall have [***] ([***]) days from the date of the ROFN Notice to provide a written response (the “ROFN Response”) as to whether or not it wishes to enter into negotiations with the other Party with respect to such Co-Promotion activities. If the ROFN Response is not received within the [***] ([***]) day response period, the Party providing the ROFN Notice shall thereafter have the right to engage any Third Party to fulfill its Co-Promotion obligations with respect to a Co-Developed Product.  If the ROFN Response is received within the [***] ([***]) day response period and states that the other Party wishes to enter into negotiations with the Party providing the ROFN Notice, the Parties shall negotiate in good faith for a period of up to [***] [***] [***] ([***]) days from the date of the ROFN Response with respect to the terms and conditions of such rights; provided, that the Parties acknowledge and agree that such negotiations shall not be exclusive and the Party providing the ROFN Notice shall also have the right during such period to conduct discussions with one or more Third Parties regarding the grant of such rights.  If after the Parties are unable to agree upon terms and conditions of such rights on or before the expiration of such [***] [***] [***] ([***]) day period, then the Party providing the ROFN Notice shall thereafter have the right to engage any Third Party to fulfill its Co-Promotion obligations with respect to a Co-Developed Product.  For purposes of clarity, the rights of the Parties with respect to a Co-Developed Product under this Section 5.5 shall not affect Biotest’s rights to grant sublicenses to any Licensed Product in accordance with Section 8.3. If either Party grants a sublicense according to this Section 5.5.4, such Party shall be deemed to have guaranteed that such Sublicensee will fulfill all of such Party’s obligations under this Agreement and the Co-Promotion Agreement applicable to the subject matter of such sublicense; and the respective Party shall not be relieved of any of its obligations pursuant to this Agreement and the Co-Promotion Agreement as a result of such sublicense.

5.6       Co-Development Marketing and Sales Plan.  The JMC shall prepare a Co-Development Marketing and Sales Plan for each Co-Developed Product for the Co-Development Territory in accordance with Section 5.1.1(b), which shall include, but not be limited to, (a)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

demographics and market dynamics, market strategies, and estimated launch date of such Co-Developed Product in the Co-Development Territory, (b) a sales and expense forecast (including at least five (5) years of estimated sales and expenses) and manufacturing plans for such Co-Developed Product in the Co-Development Territory, (c) a marketing plan (including five (5) year Advertising and Detailing forecasts and pricing strategies) for such Co-Developed Product in the Co-Development Territory, and (d) a five (5) year budget for such Co-Developed Product for the Co-Development Territory.  The Co-Development Marketing and Sales Plan and annual written updates thereto shall be submitted to the JMC for review by a date to be established by the JMC taking into account Biotest's and ImmunoGen's annual budget planning calendars, but no later than December 31 of each Calendar Year.

5.7       Change in Co-Promotion Percentage. As will be provided in the Co-Development Marketing and Sales Plan, it is the expectation of the Parties that both Parties will typically contribute fifty percent (50%) to the yearly marketing and sales expenses for a Co-Developed Product and therefore share all profits in an equal split. If either Party wishes to increase its Co-Promotion activities with respect to a Co-Developed Product (“Additional Co-Promotion Activities”) by increasing the marketing and sales investments above the amount the other party is ready to spend, unequal contributions to the yearly budget shall be possible,   unless otherwise provided in the Co-Promotion Agreement, according to the following provisions. The Party wishing to increase its Co-Promotion activities shall submit a written proposal to the JMC which shall describe in reasonable detail the Additional Co-Promotion Activities and the justification for Additional Co-Promotion Activities, an estimated budget and timeline with respect thereto, and the expected adjustment to be made to the Co-Development Marketing and Sales Plan and to the Parties’ respective Co-Promotion Percentages to reflect the relative value of Additional Co-Promotion Activities to be conducted by the submitting Party (as so adjusted, the “Adjusted Co-Promotion Percentage”). The JMC shall have to approve this proposal, and each Party shall ensure that its representatives in the JMC do not unreasonably withhold such approval. Upon approval of the proposal and the Adjusted Co-Promotion Percentage by the JMC, (a) the Co-Development Marketing and Sales Plan shall be amended accordingly; (b) the submitting Party shall thereafter conduct the Additional Co-Promotion Activities included in the approved proposal; (c) the Adjusted Co-Promotion Percentage shall thereafter be the Co-Promotion Percentage of the Parties; and (d) the Parties will thereafter continue to share Co-Promotion Costs with respect to that Co-Developed Product, and receive a percentage of the Net Income derived from that Co-Developed Product, according to the Adjusted Co-Promotion Percentage. The Change in Co-Promotion Percentage shall be valid for one Calendar Year and shall be extended or terminated by the JMC in the course of the generation of the new Co-Development Marketing and Sales Plan.

5.8       Labeling.  All product labels for Co-Developed Products shall include, to the extent allowed by Applicable Laws, in equal prominence, the names of both Biotest and ImmunoGen or their respective Sublicensees.  The JMC shall have the responsibility of meeting not less frequently than annually and deciding whether changes in the particular appearance in labeling of packaging and containers of Co-Developed Products or in the product information is required.  In addition to the annual review, an emergency review can be implemented at any time by the JMC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

6.       CONSIDERATION AND FUNDING

6.1       Upfront Fee.  Biotest shall pay ImmunoGen an upfront fee in the amount of One Million Dollars (US $1,000,000) in immediately available funds within [***] ([***]) days from the Effective Date, which shall be non-creditable and non-refundable, it being understood that in the event that ImmunoGen has not applied for, or been given relief from, any obligation it may have to pay taxes in Germany with respect to the upfront fee by the date the upfront fee is due and Biotest reasonably determines that a tax is applicable to such upfront fee, Biotest may, upon notice to ImmunoGen, deduct the amount of any German tax applicable thereto and transfer it to the applicable German tax authorities.  ImmunoGen may apply for a refund with the German tax authorities and Biotest shall provide reasonable assistance to ImmunoGen in connection therewith.

6.2       R&D Funding.   During the period commencing on the Effective Date and continuing on a Licensed Product by Licensed Product basis until the earlier of (a) the exercise by ImmunoGen of a Co-Development Option with respect to such Licensed Product and (b) the expiration of the Research Program term, Biotest shall pay ImmunoGen the aggregate FTE Cost for all FTEs used by ImmunoGen in the conduct of ImmunoGen Activities on a quarterly basis, based on the FTE Rate and the Research Plan and/or Development Plan.  Within [***]  ([***]) days following the last day of each Calendar Quarter during the conduct of the Research Program, ImmunoGen shall issue an invoice reflecting the FTE Costs for such Calendar Quarter, as reflected in the then-current Research Plan and Biotest shall pay each such invoice within [***] ([***]) days from receipt.    The amount invoiced for ImmunoGen Activities performed by an FTE shall be calculated based on [***] [***] [***] using an [***] [***] [***] and [***] of [***] in a [***] [***] [***] the [***] of [***] [***] [***] such ImmunoGen Activities, based on a total of [***] hours in an FTE year.  Such invoice shall have attached to it a copy of the [***] [***] [***] of [***] [***] [***] to the [***] [***] on such particular invoice. If, at any time during the Term of this Agreement, ImmunoGen determines that the actual number of FTEs for a particular Calendar Quarter agreed to by the Parties is expected to exceed by [***] percent ([***]%) the [***] [***] set forth in such Research Plan for such Calendar Quarter, ImmunoGen shall give Biotest prompt written notice of same and the Parties shall discuss in good faith whether to [***] the [***] of such [***] [***] or to [***] the [***] to be [***], such that such [***] [***] are [***] [***]. The JDC shall be the forum for discussions about an extension of ImmunoGen Activities not covered by the budget as laid down in the Research Plan.

6.2.1    R&D Funding Audit Rights.    ImmunoGen shall keep complete and accurate books and financial records pertaining to its costs and expenses of conducting the ImmunoGen Activities, which books and financial records shall be kept in accordance with GAAP and shall be retained by ImmunoGen until [***] ([***]) years after the end of the Contract Year to which they pertain.  Biotest shall have the right to appoint at its expense an independent certified public accountant reasonably acceptable to ImmunoGen to inspect or audit, the books and financial records of ImmunoGen relating to its costs and expenses of conducting the ImmunoGen Activities during any Contract Year; provided that Biotest shall not have the right to inspect or audit any Contract Year more than once or to conduct more than one such audit in any twelve-month period. Such audit shall be finalized before the end of the third year following the Contract Year to be audited. All books and financial records made available for inspection or audit shall be deemed to be Confidential Information of ImmunoGen. The Auditing Party shall bear the full cost of such audit unless such audit discloses an over reporting by the Audited Party of more than [***] [***] ([***]) of the aggregate amount of costs and expenses reportable in any Calendar Year, in which

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

case the Audited Party shall reimburse the Auditing Party for all costs incurred by the Auditing Party in connection with such inspection or audit.

6.3       Milestone Payments.

6.3.1    Milestones.   Biotest shall, with respect to each Biotest Product, make each of the following nonrefundable, noncreditable (except as set forth in Section 6.3.2) payments to ImmunoGen only after the first occurrence of the corresponding milestone event in accordance with Section 6.3.3:

Milestone Event	Milestone Payment
Initiation of first Phase I Clinical Trial or Phase I/IIa Clinical Trial for a Biotest Product		$0.5 million
Initiation of first Phase IIb Clinical Trial for a Biotest Product		$2 million
[***] of [***] [***] [***] [***] [***] for a [***] [***]	$	[***]
[***] of [***] [***] or [***] for a [***] [***]	$	[***]
[***] [***] [***] [***] in [***] [***] [***] for a [***] [***]	$	[***]
[***] [***] [***] [***] in [***] [***] for a [***] [***]	$	[***]
[***] [***] [***] [***] in [***] for a [***] [***]	$	[***]
[***] [***] of [***] [***] [***] [***] in [***] [***] [***] for a [***] [***]	$	[***]

For purposes of clarity, no milestone payments shall be payable under this Section 6.3.1 for any milestone events whether occurring within or outside of the Co-Development Territory for a Co-Developed Product on and after the date of exercise by ImmunoGen of a Co-Development Option with respect to such Co-Developed Product. Biotest shall pay each milestone only once per specific Biotest Product, regardless of how many indications, formulations or methods of treatments will be related to such Biotest Product. A specific Biotest Product shall be defined by the combination of Anti-CD138 Antibody + MAY Compound + Linker. Exchanging either of the three parts shall create a new specific Biotest Product. Combination Products shall not trigger a milestone payment provided that the Biotest Product contained therein has already caused a milestone payment.

6.3.2    Milestone Notices.  Biotest shall provide ImmunoGen with prompt written notice upon each achievement of a milestone event set forth in Section 6.3.1, which notice shall

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

include a description of the applicable milestone event.  In the event that, notwithstanding the fact that Biotest has not given such a notice, ImmunoGen believes any such milestone event has occurred, it shall so notify Biotest in writing and shall provide to Biotest data, documentation or other information that supports its belief.  Any dispute under this Section 6.3.2 that relates to whether or not a milestone event has been achieved shall be referred to the JSC to be resolved in accordance with Section 2.1.6.

6.3.3    Payment of Milestones.   All milestone payments shall be made by Biotest within [***] ([***]) days of the occurrence of the corresponding milestone event.

6.4       Payment of Royalties; Royalty Rates; Payment of Net Income; Accounting and Records.

6.4.1    Payment of Royalties.  Biotest shall pay ImmunoGen a royalty based on Annual Net Sales of each Royalty-Bearing Product commencing with the Calendar Year (or partial Calendar Year) in which the First Commercial Sale of such Royalty-Bearing Product occurs and ending upon expiration of the Royalty Term for such Royalty-Bearing Product, at the following rates:

(a)       Biotest Products

Annual Net Sales of Biotest Products Worldwide	Royalty Rate
Up to $[***]	[***]%
Equal to or greater than $[***] [***] [***] [***] [***] [***] [***]	[***]%

(b)       Co-Developed Products

(i)       Early Stage Co-Developed Products

Annual Net Sales Outside Co-Development Territory	Royalty Rate
Up to $[***]	[***]%
Equal to or greater than $[***]	[***]%

(ii)      Late Stage Co-Developed Products

Annual Net Sales Outside Co-Development Territory	Royalty Rate
Up to $[***]	[***]%
Equal to or greater than $[***]	[***]%

(c)       Royalty Offsets.  In the event that Biotest, in order to practice the license granted to it under Section 8.2.1 of this Agreement in any country in the applicable portion of the Territory in which royalties are payable as provided in Section 6.4.1, is required to and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

actually makes royalty payments to any Third Party (“Third Party Payments”) in order to obtain a license to an issued patent or patents in the absence of which the Licensed Technology or Licensed Patent Rights portion of a Licensed Product could not legally be developed, manufactured, used, sold or imported in such country (as evidenced, to the extent reasonably requested by ImmunoGen, by an opinion of patent counsel), then the royalties payable to ImmunoGen for such Licensed Product under this Agreement with respect to such country may be reduced by [***] percent ([***]%) of the amount of such Third Party Payments.  Notwithstanding the foregoing, such reductions shall in no event reduce the royalty rate for such Licensed Product applicable under Section 6.4.1 with respect to such country to less than (i) [***] percent ([***]%), with respect to the royalty rate set forth in Section 6.4.1(a) above; (ii) [***] percent ([***]%), with respect to the royalty rates set forth in Section 6.4.1(b)(i); and (iii) [***] percent ([***]%), with respect to the royalties set forth in Section 6.4.1(b)(ii) above.

(d)       Combination Products.  In determining Net Sales of any Combination Products under this Agreement in any country, Net Sales shall first be calculated in accordance with the definition of “Net Sales” then multiplied by the percentage value of the Royalty-Bearing Product contained in the Combination Product, such percentage value being the quotient obtained by dividing the current market price of the Royalty-Bearing Product by the sum of the separate current market price of the Royalty-Bearing Product in such country and the other ingredients which are therapeutically or biologically active contained in the Combination Product in such country.  The current market price of each therapeutically or biologically active ingredient and of the Royalty-Bearing Product shall be for a comparable quantity sold in such country to that contained in the Combination Product and of the same class, purity and potency.   When no current market price is available for any therapeutically active ingredient or for the Royalty-Bearing Product in such country, the Parties shall agree in good faith upon a hypothetical market price with respect to the Combination Product, allocating the same proportions of costs, overhead and profit as are then allocated to all similar substances then being made and marketed by Biotest and having an ascertainable market price in such country; provided, however, that if the Parties are unable to agree upon such hypothetical market price, the Parties shall submit the matter promptly to the Parties respective Designated Senior Officers for resolution.

(e)       Payment Dates and Reports.  Royalty payments shall be made by Biotest within [***]  ([***]) days after the end of each Calendar Quarter commencing with the Calendar Quarter in which the First Commercial Sale of each Royalty-Bearing Product occurs.  All payments shall be made by wire transfer to the credit of such bank account as shall be designated in writing from time to time by ImmunoGen minimum [***] ([***]) days before the relevant payment is due.  Biotest shall also provide, at the same time each such payment is made, a report showing: (i) the Net Sales of each Royalty-Bearing Product by country in the Royalty-Bearing Territory; (ii) the basis for any deductions from gross amounts billed or invoiced to determine Net Sales; (iii) the applicable royalty rates for such Royalty-Bearing Product; (iv) the exchange rates used in calculating any of the foregoing; (v) any reductions in royalties to be paid through payment of Third Party Payments; and (vi) a calculation of the amount of royalty due to ImmunoGen.

6.4.2     Net Income Payments.  In lieu of paying any royalty payments with respect to each Co-Developed Product in the Co-Development Territory, each Party shall receive its Co-Promotion Percentage of all Annual Net Income derived from sales of that Co-Developed Product

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

in the Co-Development Territory as described herein for as long as there are sales of such Co-Developed Product in the Co-Development Territory (such payments, the “Net Income Payments”).  Within [***] ([***]) days following the end of each Calendar Quarter commencing on and after the date of First Commercial Sale of each Co-Developed Product,  Biotest and ImmunoGen shall submit to the JFC all Commercialization Expenses incurred by it with respect to such Co-Developed Product in the Co-Development Territory, as well as the Cost of Goods of the applicable Co-Developed Product, as well as Net Sales.  Within [***] ([***]) days following the end of the Calendar Quarter, the JFC shall submit to the Parties a written report setting forth in reasonable detail (a) the calculation of Annual Net Income, determined in accordance with Schedule 1 attached hereto and (b) the calculation of the amount of Annual Net Income payable to each Party in accordance with its respective Co-Promotion Percentage for that Co-Developed Product. In the event that the amount of Net Income Payments is not equally distributed between the Parties, the Party having received the greater portion of Net Income Payments shall pay to the other Party that portion of the excess amount within [***] ([***]) days following the end of the Calendar Quarter which generates the correct distribution according to the applicable Co-Promotion Percentage.

6.4.3     Records; Audit Rights.  Biotest and its Affiliates and Sublicensees shall keep and maintain for [***] ([***]) years from the date of each payment of royalties hereunder complete and accurate records of their respective Commercialization Expenses, as well as all gross sales and Net Sales by Biotest and its Affiliates and Sublicensees of each Licensed Product, in sufficient detail to allow royalties to be determined accurately and ImmunoGen and its Affiliates and Sublicensees shall keep and maintain for [***] ([***]) years from the date of each payment of Net Income Payments complete and accurate records of its Commercialization Expenses, as well as all gross sales and Net Sales of each Co-Developed Product in sufficient detail to allow Net Income Payments to be determined accurately.  Each Party shall have the right for a period of [***] ([***]) years after receiving any such payment to appoint at its expense an independent certified public accountant reasonably acceptable to the other Party to inspect or audit the relevant records of such Party, its Affiliates and Sublicensees to verify that the amount of such payment was correctly determined.  The Audited Party, its Affiliates and Sublicensees shall each make its records available for inspection or audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from the Auditing Party, solely to verify that Commercialization Expenses, royalty and Net Income payments hereunder were correctly accounted for or determined.  Such inspection or audit right shall not be exercised by the Auditing Party more than once in any Calendar Year or more than once with respect to sales of a particular Licensed Product in a particular period.  All records made available for inspection or audit shall be deemed to be Confidential Information of the Audited Party.  The results of each inspection or audit, if any, shall be binding on both Parties.  In the event there was an underpayment by the Audited Party hereunder, the Audited Party shall promptly (but in any event no later than [***] ([***]) days after the Audited Party’s receipt of the independent accountant’s report so concluding) make payment to the Auditing Party of any shortfall.  In the event that there was an overpayment by the Audited Party hereunder, the Auditing Party shall promptly (but in any event no later than [***] ([***]) days after the Auditing Party’s receipt of the independent accountant’s report so concluding) refund to the Audited Party the excess amount.  The Auditing Party shall bear the full cost of such audit unless such audit discloses an underreporting by the Audited Party of more than [***] percent ([***]%) of the aggregate amount of royalties or Net Income Payments payable, or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Commercialization Expenses allocable, in any Calendar Year, in which case the Audited Party shall reimburse the Auditing Party for all costs incurred by the Auditing Party in connection with such inspection or audit.

6.4.4    Overdue Royalties, Net Income Payments and Milestones.  All royalty and Net Income Payments not made within the time period set forth in Section 6.4.1 and 6.4.2, and all milestone payments not made within the time period specified in Section 6.3.1, shall bear interest at a rate of [***] percent ([***]%) per month from the due date until paid in full or, if less, the maximum interest rate permitted by Applicable Laws.  Any such overdue royalty, Net Income Payment or milestone payment shall, when made, be accompanied by, and credited first to, all interest so accrued.

6.4.5    Withholding Taxes.  All payments made by a Party hereunder shall be free and clear of any taxes, duties, levies, fees or charges except for applicable withholding taxes, if any.  The paying Party shall make any applicable withholding payments due from the non-paying Party on its behalf and shall promptly thereafter provide the non-paying Party with written documentation of any such payment sufficient to enable non-paying Party to satisfy the requirements of the United States Internal Revenue Service or any tax authority of any other country, as applicable, with regard to an application for a foreign tax credit for such payment.

6.4.6    Foreign Currency Exchange.  All royalties and Net Income Payments shall be payable in full in United States Dollars, regardless of the countries in which sales are made.  For the purpose of computing Net Sales for Licensed Products sold in any currency other than United States Dollars, the quarterly royalty payment will be calculated as follows:

(A/B) x C= United States Dollars royalty payment on Net Sales sold in any currency other than United States Dollars during a Calendar Quarter, where

A= foreign “Net Sales” (as defined above) in such Calendar Quarter expressed in such foreign currency;

B= foreign exchange conversion rate, expressed in local currency of the foreign country per United States Dollar calculated using a simple four point average, i.e., (the rate at the beginning of the quarter + the rate at the end of month one + the rate at the end of month two + the rate at the end of the quarter)/4 as provided by the ECB for such accounting period; and

C= the royalty rate(s) applicable to such Net Sales under this Agreement.

For purposes of clarity, the ECB publishes reference currency exchange rates under the following internetl ink:http://www.bundesbank.de/statistik/statistik_aktuell_devisenkursstatistik.en.php.

7.    TREATMENT OF CONFIDENTIAL INFORMATION;

PUBLICITY; NON-SOLICITATION.

7.1       Confidentiality

7.1.1    Confidentiality Obligations.  Each Party recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party.  ImmunoGen and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Biotest each agrees that, subject to Section 7.1.2, during the Term and for an additional five (5) years thereafter, it will not disclose, and will cause its Affiliates and sublicensees not to disclose, any Confidential Information of the other Party and it will not use, and will cause its Affiliates not to use, any Confidential Information of the other Party except as expressly permitted hereunder.  Without limiting the generality of the foregoing, each Party shall take such action, and shall cause its Affiliates and sublicensees to take such action, to preserve the confidentiality of the other Party’s Confidential Information as such Party would customarily take to preserve the confidentiality of its own Confidential Information.

7.1.2    Limited Disclosure.   ImmunoGen and Biotest each agrees that disclosure of its Confidential Information may be made by the other Party to any employee, consultant or Affiliate of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement; provided that any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 7.1.3.  In addition, ImmunoGen and Biotest each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors, or (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, or (ii) merger or  sale or other transfer to a Third Party of all or substantially all of such Party’s capital stock or the assets which relate to this Agreement; provided the Person receiving such Confidential Information of the other Party agrees in writing to maintain the confidentiality of such Confidential Information of the other Party with terms at least as restrictive as those contained in Section 7.1.1.  In addition, each Party agrees that the other Party may disclose such Party’s Confidential Information (A) as reasonably necessary to file, prosecute or maintain Patent Rights, or to file, prosecute or defend litigation related to Patent Rights, in accordance with this Agreement; or (B) as required by Applicable Laws; provided that, in the case of any disclosure under this clause (B), the disclosing Party shall (1) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (2) if requested by such other Party, seek, or cooperate in all reasonable respects with such other Party’s efforts to obtain, confidential treatment or a protective order with respect to any such disclosure to the extent available at such other Party’s expense, and (3) use good faith efforts to incorporate the comments of such other Party in any such disclosure or request for confidential treatment or protective order.

7.1.3    Employees and Consultants.  ImmunoGen and Biotest each hereby represents that all of its employees and consultants, and all of the employees and consultants of its Affiliates, who participate in the activities of the Collaboration or have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder.  Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations.

7.2       Publicity.  The Parties acknowledge that the terms of this Agreement constitute Confidential Information of each Party and may not be disclosed except as permitted by Section 7.1.2.  Notwithstanding anything to the contrary in Section 7.1, the Parties, upon the execution of this Agreement, shall mutually agree to a press release with respect to this Agreement and, once such press release is approved for disclosure by both Parties, either Party may make subsequent public disclosure of the contents of such press release without further approval of the other Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Thereafter, neither Party shall publish, present or otherwise disclose publicly any material related to the Research Program or to the Development or Commercialization of a Licensed Product without the prior written consent of the other Party; provided, that notwithstanding the foregoing, (a) neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws; and (b) either Party shall be permitted to publish such material in scientific journals or present such material at scientific conferences in accordance with Section 7.3; and (c) both Parties (i) expressly acknowledge that the respective other Party's ability to attract and raise capital is substantially dependent on its ability to publish, present or otherwise announce publicly developments in its research and development programs or in its product development pipeline and (ii) agree that they shall not unreasonably withhold, condition or delay their respective consent to any request by the respective other Party to publish, present or otherwise announce publicly developments in the Research Program or the Development or Commercialization of Licensed Products.

7.3       Publications and Presentations.  The Parties acknowledge that scientific publications must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder or prepublication of patentable data and content. It is agreed that both Parties may issue press releases only pursuant to Section 7.2.  As long as ImmunoGen has not exercised a Co-Development Option to a Licensed Product, Biotest shall be entitled to publish details, data and/or results on the Research Program or the Development Program, e.g., in scientific articles or oral presentations, pursuant to this Section 7.3. Provided that ImmunoGen has exercised a Co-Development Option to a Licensed Product both Parties shall be entitled to publish in full range on the respective Licensed Product only pursuant to this Section 7.3.

Except as required by Applicable Laws, each Party agrees that it shall not publish or present, or permit to be published or presented, the results of the Research Program or the Development or Commercialization of a Licensed Product, including but not limited to, studies or clinical trials carried out by such Party as part of the Collaboration under this Agreement, without the prior review by and the approval of, the JDC, with respect to Development activities or, provided that ImmunoGen has exercised a Co-Development Option and a JMC has been established, the JMC, with respect to Commercialization activities.  Each Party shall provide to the JDC the opportunity to review any of the submitting Party’s proposed abstracts, manuscripts or presentations (including information to be presented verbally) which relate to the Research Program or the Development or Commercialization of a Licensed Product at least [***] ([***]) days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the JDC within such [***] ([***]) day period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] ([***]) days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation which the JDC reasonably believes is patentable.  Once such abstracts, manuscripts or presentations have been reviewed by the JDC, the same abstracts, manuscripts or presentations do not have to be provided again to the JDC for review for a later submission for publication.  Each Party also shall have the right to require that its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

8.       LICENSE GRANTS; EXCLUSIVITY

8.1       Research Licenses.

8.1.1    ImmunoGen Grant.  Subject to the other terms of this Agreement, ImmunoGen hereby grants to Biotest and its Affiliates during the Term an exclusive, royalty-free, worldwide license, without the right to grant sublicenses, under the Licensed Technology and Licensed Patent Rights and ImmunoGen’s interest in CD138 Conjugate Patent Rights, Joint Technology and Joint Patent Rights for the sole purpose of researching Licensed Products in the Field, under the Research Program in accordance with the Research Plan and in accordance with the Development Plan; provided, that, ImmunoGen expressly retains such rights as may be necessary to (a) conduct ImmunoGen Activities assigned to ImmunoGen under the Research Program and (b) to conduct research and process development activities with respect to Licensed Products.

8.1.2    Biotest Grant.  Subject to the other terms of this Agreement, Biotest hereby grants to ImmunoGen and its Affiliates during the Term, a non-exclusive, royalty-free, worldwide license in the Field, without the right to grant sublicenses, under Biotest Technology and Biotest Patent Rights and Biotest’s interest in CD138 Conjugate Patent Rights, Joint Technology and Joint Patent Rights for the sole purpose of conducting ImmunoGen Activities under the Research Program in accordance with the Research Plan and/or in connection with the Development of Licensed Products, provided that Biotest expressly retains such rights that may be necessary to (a) conduct the activities assigned to Biotest under the Research Program, and (b) to conduct research and development activities with respect to Licensed Products.

8.2       Development and Commercialization Licenses.

8.2.1    ImmunoGen Grant.  ImmunoGen hereby grants to Biotest during the Term an exclusive, royalty-bearing license, including the right to grant sublicenses as provided in Section 8.3, under the Licensed Technology and Licensed Patent Rights and ImmunoGen’s interest in CD138 Conjugate Patent Rights, Joint Technology, Joint Patent Rights and Improvements, for the sole purpose of Developing and Commercializing Licensed Products in the Field in the Territory.

8.2.2    Biotest Grant.  Biotest hereby grants to ImmunoGen during the Term a co-exclusive, royalty-free, fully paid license, including the right to grant sublicenses solely to the extent as provided in Section 5, under Biotest Technology and Biotest Patent Rights and Biotest’s interest in CD138 Conjugate Patent Rights, Joint Technology and Joint Patent Rights for the sole purpose of Co-Developing and Co-Promoting Co-Developed Products in the Field in the Co-Development Territory and to use the Licensed Product Trademark to Co-Promote Co-Developed Products  in the Co-Development Territory.

8.2.3    Improvement License.  Biotest hereby grants to ImmunoGen a non-exclusive, fully paid, irrevocable, royalty-free license, including the right to grant sublicenses as provided below in this Section 8.2.3, under Biotest’s interest in Improvements Controlled by Biotest, (a) to manufacture Research Materials, Clinical Materials and/or Preclinical Materials pursuant to the terms of this Agreement, and/or each applicable Supply Agreement and (b) to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

develop, make, have made, use, sell, have sold, offer for sale, import, have imported, export and have exported any product that is not a Licensed Product, and otherwise exploit such Improvements for all uses that are not otherwise prohibited by this Agreement and that do not involve a Licensed Product; provided, that, (i) any grant by ImmunoGen of a sublicense is only made in connection with the grant of a license to Technology Controlled by ImmunoGen and used in the conjugation of MAY Compounds to binding proteins; and (ii) the right of ImmunoGen to grant any such sublicense is subject to Biotest obtaining a grant back of a non-exclusive, fully paid, irrevocable, royalty-free license, including the right to grant sublicenses, under that sublicensee’s improvements, enhancements or modifications to ImmunoGen Technology and/or ImmunoGen Patent Rights, to Develop and Commercialize Licensed Products in the Field and in the Territory in accordance with Section 8.2.1 of this Agreement.

8.3       Right to Sublicense.

8.3.1    Biotest. Biotest shall, at any time, have the right to grant sublicenses and to sign collaboration agreements under the license granted to it under Section 8.2.1 to any Affiliate of Biotest and to any Third Party with respect to any Licensed Product; provided, that, it shall be a condition of any such sublicense that (a) such Sublicensee agrees to be bound by all terms of this Agreement applicable to the subject matter of such sublicense; (b) to the extent such Sublicensee is a Third Party, Biotest shall provide written notice to ImmunoGen of any such proposed sublicense at least [***] ([***]) days prior to such execution and provide copies to ImmunoGen of each such sublicense substantially in the form to be executed at least [***] ([***]) business days prior to such execution (with appropriate redaction of confidential and/or financial terms); (c) if Biotest grants a sublicense, Biotest shall be deemed to have guaranteed that such Sublicensee will fulfill all of Biotest’s obligations under this Agreement applicable to the subject matter of such sublicense;  (d) Biotest shall not be relieved of any of its obligations pursuant to this Agreement as a result of such sublicense; and (e) if such sublicense agreement is effective prior to ImmunoGen exercising its Co-Development Option under Section 5.1.1 with respect to the applicable Licensed Product, all payments related to such agreement shall be the sole responsibility of Biotest and, subject to Section 6.4.1, all income related to such agreement shall be solely owned by Biotest and shall not be shared between Biotest and ImmunoGen in any way.

8.3.2    ImmunoGen.  To the extent provided in Section 5.3, ImmunoGen shall have the right to grant sublicenses under the license granted to it under Section 8.2.2 to any Affiliate of ImmunoGen and to any Third Party with respect to any Co-Developed Product in the Co-Development Territory with respect to which ImmunoGen has exercised its Co-Development Option; provided, that: it shall be a condition of any such sublicense that (a) such Third Party agrees to be bound by all terms of this Agreement applicable to the Development and Commercialization of Co-Developed Products in the Co-Development Territory; (b) ImmunoGen shall provide written notice to Biotest of any such proposed sublicense at least [***] ([***]) days prior to such execution and provide copies to Biotest of each such sublicense substantially in the form to be executed at least [***] ([***]) business days prior to such execution (with appropriate redaction of confidential and/or financial terms); (c) if ImmunoGen grants a sublicense, ImmunoGen shall be deemed to have guaranteed that such Third Party will fulfill all of ImmunoGen’s obligations under this Agreement applicable to the subject matter of such sublicense; and (d) ImmunoGen shall not be relieved of any of its obligations pursuant to this Agreement as a result of such sublicense.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

8.4       No Other Rights.  Biotest shall have no rights to use or otherwise exploit ImmunoGen Technology, ImmunoGen Patent Rights or ImmunoGen Materials, and ImmunoGen shall have no rights to use or otherwise exploit Biotest Technology, Biotest Patent Rights or Biotest Materials, in each case, except as expressly set forth herein.

8.5       Restricted Activities of ImmunoGen.    During the Term, ImmunoGen shall not, and shall cause each of its Affiliates to not, develop or commercialize, or grant any license or right to any Third Party to utilize any Technology or Patent Rights Controlled by ImmunoGen or any of its Affiliates at any time during the Term for the development or commercialization of  any other conjugate comprising a MAY Compound and an Antibody that targets CD138. If, within [***] ([***]) years of the Effective Date, ImmunoGen decides, in its discretion, to [***] to [***] to a [***] [***] a [***] to [***], [***], [***] and/or [***] a [***] [***] (i) an Antibody that targets CD138, and (ii) [***] or [***] [***] [***] Controlled by ImmunoGen [***] than [***] [***], including without limitation [***], [***] and [***] (an “Additional CD138 Product”), then [***] [***] so [***] [***] and, if [***] provides [***] [***] to [***] of its [***] in [***] a [***] to such Additional CD138 Product by itself or through any of its Affiliates within [***] ([***]) [***] following [***] of such [***], then [***] [***], for a [***] of [***] ([***]) [***], [***] [***] [***] [***] [***] with [***] with respect to the [***] to [***], or to its respective Affiliate, as applicable, of a [***] to [***] and [***] such Additional CD138 Product under [***] and [***] [***] [***] to the Parties.

9.       INTELLECTUAL PROPERTY RIGHTS

9.1       Disclosure of Inventions.  Each of ImmunoGen and Biotest shall promptly provide the other Party through the Patent Coordinators with written notice concerning all Program Inventions that are conceived or reduced to practice by employees or consultants of either of them or their Affiliates, alone or jointly with employees or consultants of the other Party or its Affiliates.  The Parties shall, through the Patent Coordinators, amend Schedule 2 from time to time during the Term to list any inventions that are Licensed Patent Rights.

9.1.1    ImmunoGen Intellectual Property Rights.  As between the Parties, ImmunoGen shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all ImmunoGen Technology and ImmunoGen Patent Rights, subject to the rights of, and the licenses granted to, Biotest as set forth herein.

9.1.2    Biotest Intellectual Property Rights.  As between the Parties, Biotest shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Biotest Technology, Biotest Patent Rights and Patent Rights on Program Inventions that cover the composition of matter and/or a method of use relating specifically to the Anti-CD138 Antibody, and such Patent Rights shall be assigned to Biotest,  subject to the rights of, and the licenses granted to, ImmunoGen as set forth herein.

9.1.3    Joint Technology Rights, CD138 Conjugate Patent Rights.  Biotest and ImmunoGen shall jointly own all Joint Technology, Joint Patent Rights and CD138 Conjugate Patent Rights.  Subject to the rights of, and the licenses granted to, each Party hereunder, as joint owners of such rights the Parties hereby agree that in each case in accordance with the provisions of this Agreement (a) each Party may use, exploit or license or sublicense to any Affiliate or Third Party such Joint Technology and/or Joint Patent Rights for any or all purposes without restriction and without any obligation to account to the other Party and (b) each Party may use for internal

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

research purposes CD138 Conjugate Patent Rights but may only exploit or license or sublicense to any Affiliate or Third Party CD138 Conjugate Patent Rights pursuant to written agreements to be negotiated in good faith and consented to by the other Party, which consent shall not be unreasonably withheld or conditioned.

Patent Coordinators.  ImmunoGen and Biotest shall each appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”), who shall serve as such Party’s primary liaison with the other Party on matters relating to patent filing, prosecution, maintenance and enforcement.  Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party.

Inventorship.  In case of a dispute between ImmunoGen and Biotest over inventorship, such dispute shall be resolved by application of United States patent law by patent counsel selected by the JDC who (and whose firm) is not at the time of the dispute, and was not at any time during the five (5) years prior to such dispute, performing services for either of the Parties.  Expenses for and of such patent counsel shall be shared equally by the Parties.

10.       FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

10.1      Patent Filing, Prosecution and Maintenance.  The JDC shall determine the jurisdictions within the Territory in which patent applications will be filed with respect to Joint Patent Rights.  Subject to the foregoing, the responsibility for filing, prosecution and maintaining Patent Rights shall be as follows:

10.1.1  ImmunoGen Patent Rights.  As between the Parties, ImmunoGen, acting through patent counsel of its choice, shall be responsible, at its sole expense, for the preparation, filing, prosecution and maintenance of all ImmunoGen Patent Rights.  At ImmunoGen’s request, Biotest shall cooperate with ImmunoGen in all reasonable respects, at ImmunoGen’s expense, in connection with such preparation, filing, prosecution and maintenance of ImmunoGen Patent Rights.

10.1.2  Biotest Patent Rights.  As between the Parties, Biotest, acting through patent counsel of its choice, shall be responsible, at its own expense, for the preparation, filing, prosecution and maintenance of all Biotest Patent Rights and CD138 Conjugate Patent Rights.  At Biotest’s request, ImmunoGen shall cooperate with and assist Biotest in all reasonable respects, at Biotest’s expense, in connection with such preparation, filing, prosecution and maintenance of Biotest Patent Rights and/or CD138 Conjugate Patent Rights.

10.1.3  Joint Patent Rights.

(a)       Subject to subsection (b), Biotest, acting through an agent of its choice, shall have primary responsibility for the filing, prosecution and maintenance of Joint Patent Rights that contain one or more claims that solely cover any Licensed Product or its manufacture or a method of its delivery or its use.  Biotest agrees to consult with ImmunoGen regarding the filing and contents of any application, amendment, submission or response filed in connection with such Joint Patent Rights, and agrees that the advice and suggestions of ImmunoGen and its patent counsel shall be taken into reasonable consideration.

(b)       ImmunoGen, acting through an agent of its choice, shall have primary responsibility for the filing, prosecution and maintenance of Joint Patent Rights that contain one

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

or more claims that cover MAY Compounds in general and/or that cover both a Licensed Product and one or more other products Controlled by ImmunoGen.  ImmunoGen agrees to consult with Biotest regarding the filing and contents of any application, amendment, submission or response filed in connection with such Joint Patent Rights, and agrees that the advice and suggestions of Biotest and its patent counsel shall be taken into reasonable consideration.

(c)       Unless the Parties otherwise agree, the Parties, acting through patent counsel or agents of its choice, shall be jointly responsible for the preparation, filing, prosecution and maintenance of all Joint Patent Rights not covered by 10.1.3 (a) or (b) above.  Each filing Party shall provide the other Party and its patent counsel with an opportunity to consult with the filing Party and its patent counsel regarding the filing and contents of any application, amendment, submission or response filed in connection with the Joint Patent Rights.  The filing Party hereby agrees that the advice and suggestions of the other Party and its patent counsel shall be taken into reasonable consideration by the filing Party and its patent counsel in connection with each filing.  Each Party shall, upon request from the filing Party and at the filing Party’s sole cost, reasonably cooperate with the filing Party in connection with such patent filing activities.

10.1.4  Abandonment.

(a)       If ImmunoGen decides or so suggests, as applicable, to abandon or to allow to lapse, or otherwise determines not to prosecute in any country or region (including without limitation by determining not to designate a particular country in a PCT procedure), any of the Licensed Patent Rights, Licensed Product Trademarks or any Joint Patent Rights for which it is the filing party under Sections 10.1.1 or 10.1.3 in any country or region in the Territory, ImmunoGen shall inform Biotest of such decision or suggestion, as applicable, promptly and, in any event, a reasonable amount of time prior to any applicable deadline that may be necessary to establish or preserve such Licensed Patent Rights, Licensed Product Trademarks or Joint Patent Rights in such country or region.  Biotest shall have the right to assume sole responsibility for continuing the prosecution of such Licensed Patent Rights, Licensed Product Trademarks or Joint Patent Rights in such country or region and paying any required fees to maintain such Licensed Patent Rights, Licensed Product Trademarks or Joint Patent Rights in such country or region or defending such Licensed Patent Rights, Licensed Product Trademarks or Joint Patent Rights, in each case at Biotest’s sole discretion and expense and through patent counsel of its choice.  Biotest shall not become an assignee of such Licensed Patent Rights, Licensed Product Trademarks or Joint Patent Rights as a result of its assumption of such responsibility under this Section 10.1.4(a) and such Licensed Patent Rights or Joint Patent Rights shall remain subject to this Agreement. Upon transfer of ImmunoGen’s responsibility for prosecuting, maintaining and defending any of the Licensed Patent Rights, Licensed Product Trademarks or Joint Patent Rights to Biotest under this Section 10.1.4(a), (i) ImmunoGen shall promptly deliver to Biotest copies of all necessary files related to the Licensed Patent Rights, Licensed Product Trademarks or Joint Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for Biotest to assume such prosecution, maintenance and defense and (ii) Biotest shall have the right to [***] its [***] [***] and [***] [***] on and after the date of such transfer applicable to the filing, establishing, preserving, maintaining, prosecuting and/or defending of such transferred Licensed Patent Rights, Licensed Product Trademarks and/or Joint Patent Rights against [***] [***] [***] on [***] [***] [***] of [***] [***] covered by the Licensed Patent Rights, Licensed Product Trademarks or Joint Patent Rights with respect to which

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

responsibility has been transferred.

(b)       If Biotest decides or so suggests, as applicable, to abandon or to allow to lapse, or otherwise determines not to prosecute in any country or region (including without limitation by determining not to designate a particular country in a PCT procedure) any of the CD138 Conjugate Patent Rights or Joint Patent Rights for which it is the filing party under Sections 10.1.2 or 10.1.3 in any country or region in the Territory, Biotest shall inform ImmunoGen of such decision or suggestion, as applicable, promptly and, in any event, a reasonable amount of time prior to any applicable deadline that may be necessary to establish or preserve such CD138 Conjugate Patent Rights or Joint Patent Rights in such country or region.  ImmunoGen shall have the right to assume sole responsibility for continuing the prosecution of such CD138 Conjugate Patent Rights or Joint Patent Rights in such country or region and paying any required fees to maintain such CD138 Conjugate Patent Rights or Joint Patent Rights in such country or region or defending such CD138 Conjugate Patent Rights or Joint Patent Rights, in each case at ImmunoGen’s sole discretion [***] [***] and through patent counsel of its choice.  ImmunoGen shall not become an assignee of such CD138 Conjugate Patent Rights or Joint Patent Rights as a result of its assumption of such responsibility under this Section 10.1.4(b) and such CD138 Conjugate Patent Rights or Joint Patent Rights shall remain subject to this Agreement. Upon transfer of Biotest’s responsibility for prosecuting, maintaining and defending any of the CD138 Conjugate Patent Rights or Joint Patent Rights to ImmunoGen under this Section 10.1.4(b), Biotest shall promptly deliver to ImmunoGen copies of all necessary files related to the CD138 Conjugate Patent Rights or Joint Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for ImmunoGen to assume such prosecution, maintenance and defense.

10.2      Legal Actions.

10.2.1  Third Party Infringement.  The Parties, understanding that the value of a Licensed Product is related to the exclusivity provided thereto by the CD138 Conjugate Patent Rights and the Joint Patent Rights, agree that:

(a)       In the event either Party becomes aware of any potential infringement in the Field of, or the submission by any Third Party of an abbreviated NDA under the Hatch-Waxman Act for any generic approval of a Licensed Product in the Field that is covered by, any Licensed Patent Rights, ImmunoGen Patent Rights, CD138 Conjugate Patent Rights, Biotest Patent Rights or Joint Patent Rights (an “Infringement”), that Party shall promptly notify the other Party  of such potential Infringement and provide it with all details thereof of which it is aware (each, an “Infringement Notice”).

(b)       [***] shall have the first right and option, but not the obligation, to (i) eliminate any such Infringement that is covered by the CD138 Conjugate Patent Rights and any Joint Patent Rights that contain one or more claims that solely cover any Licensed Product or its manufacture or a method of its delivery or its use and/or (ii) institute any patent infringement lawsuit(s) against a Third Party filing an abbreviated NDA for generic approval of a Licensed Product (for example, a Paragraph IV certification against such a patent listed in the Orange Book) by reasonable steps, which may include, in any case, the institution of legal proceedings or other action. [***] agrees that, consistent with the Parties’ interests hereunder, [***] shall be consulted

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

with respect to decisions related to defense of CD138 Conjugate Patent Rights and such Joint Patent Rights.  Subject to Section 10.2.1(f), all costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by [***]. If [***] does not take commercially reasonable steps to eliminate the Infringement within [***] [***] [***] ([***]) days from an Infringement Notice or within [***] ([***]) days in the case of a certification against a patent listed in the Orange Book, [***] shall have the right to defend the applicable CD138 Conjugate Patent Rights and/or Joint Patent Rights, at its sole cost and expense.

(c)       ImmunoGen shall have the first right and option, but not the obligation, to eliminate any such Infringement that is covered by the Licensed Patent Rights and/or any Joint Patent Rights that contain one or more claims that cover MAY Compounds in general and/or that cover both a Licensed Product and one or more other products Controlled by ImmunoGen by taking reasonable steps, which may include the institution of legal proceedings or other action; provided, that, notwithstanding the foregoing, Biotest agrees to cooperate in good faith with ImmunoGen or any Third Party from which ImmunoGen has licensed ImmunoGen Patent Rights to determine the most reasonable method of eliminating the Infringement in view of the Parties’ respective interests and ImmunoGen’s obligations to such Third Party.  ImmunoGen agrees that, consistent with the Parties’ interests hereunder, Biotest shall be consulted with respect to decisions related to such defense of the Licensed Patent Rights and/or any Joint Patent Rights. Subject to Section 10.2.1(f), all costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by ImmunoGen.  If ImmunoGen does not take commercially reasonable steps to eliminate the Infringement within [***] [***] [***] ([***]) days from any Infringement Notice (or [***] ([***]) days in the case of an Infringement under the Hatch-Waxman Act, e.g., in the case of a certification against a patent listed in the Orange Book), then Biotest shall have the right and option to do so at its expense.

(d)       Biotest shall have the first right and option, but not the obligation, to eliminate any such Infringement that is covered by the Biotest Patent Rights by taking reasonable steps, which may include the institution of legal proceedings or other action.  Subject to Section 10.2.1(f), all costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by Biotest.

(e)       ImmunoGen shall have the first right and option, but not the obligation, to eliminate any such Infringement that is covered by the Licensed Patent Rights  (to the extent such defense is not covered by Section 10.2.1[d]) and/or the ImmunoGen Patent Rights by taking reasonable steps, which may include the institution of legal proceedings or other action.  Subject to Section 10.2.1(f), all costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by ImmunoGen.

(f)       Notwithstanding anything to the contrary in this Section 10.2.1, if ImmunoGen has exercised its Co-Development Option with respect to a Licensed Product under Section 5.1.1 of this Agreement, both Biotest and ImmunoGen (in each case directly or through a Third Party partner, as applicable) will be responsible for jointly eliminating any Infringement of CD138 Conjugate Patent Rights and/or Joint Patent Rights in the Co-Development Territory by reasonable steps, which may include the institution of legal proceedings or other action, at shared cost.  Notwithstanding this joint responsibility, the Parties agree that [***] shall lead the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

defense of such potential infringement, with full cooperation and input from [***].  All costs and expenses reasonably incurred by either Party under this subsection (f) shall, to the extent related to the Commercialization of a Co-Developed Product in the Co-Development Territory, be deemed to be Commercialization Expenses.

(g)       Each Party shall have the right to participate, and be represented by counsel that it selects, in any legal proceedings or other action instituted under this Section by the other Party.  If a Party with the right to initiate legal proceedings under this Section to eliminate an Infringement lacks standing to do so and the other Party has standing to initiate such legal proceedings, then the Party with standing shall initiate such legal proceedings at the request and expense of the other Party. Neither Party shall settle any Infringement claim or proceeding under this Section 10.2.1 without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(h)       In any action, suit or proceeding instituted under this Section 10.2.1, the Parties shall cooperate with and assist each other in all reasonable respects.  Upon the reasonable request of the Party instituting such action, suit or proceeding, the other Party shall join therein and shall be represented using counsel of its own choice, at the requesting Party’s expense.

(i)       Any amounts recovered by the Parties pursuant to this Section, whether by settlement or judgment, shall be allocated in the following order: (i) first, to reimburse Biotest and ImmunoGen for their reasonable Out-of-Pocket Costs in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses); and (ii) then, (A) to the extent the Infringement relates to a Royalty-Bearing Product in the Royalty-Bearing Territory, to Biotest in reimbursement for lost sales associated with such Royalty-Bearing Products and to ImmunoGen in reimbursement for lost royalties owing hereunder based on such lost sales and (B) to the extent the Infringement relates to a Co-Developed Product in the Co-Development Territory, to the calculation of Net Income with respect to such Co-Developed Product.  Any other damages, awards or amounts recovered (including for punitive damages) shall be allocated as follows: (A) if [***] is the Party bringing such suit or proceeding or taking such other legal action, [***] percent ([***]%) to [***] and [***] percent ([***]%) to [***], (B) if [***] is the Party bringing such suit or proceeding or taking such other legal action, [***] percent ([***]%) to [***] and (C) if the suit is brought jointly, [***] percent ([***]%) to [***] Party.

(j)       For purposes of clarity, the Parties acknowledge that this Section concerns enforcement of the various Patent Rights defined in this Agreement, and does not relate to ownership of the various Patent Rights defined in this Agreement, which are recognized to be separate legal issues.

10.2.2  Defense of Claims.  In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement of the Technology or Patent Rights of a Third Party by reason of the conduct of the Research Program, the Development or Commercialization of any Licensed Product under the Licensed Patent Rights: (a) ImmunoGen as the owner of the Licensed Patent Rights shall have the right, but not the obligation, to defend such action, suit or proceeding at its sole expense; (b) Biotest shall have the right to participate by separate counsel at its own expense in any such action, suit or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

proceeding; and (c) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding.  In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement of the Technology or Patent Rights of a Third Party by reason of the conduct of the Research Program, the Development or Commercialization of any Licensed Product under Biotest Patent Rights: (a) Biotest as the owner of the Biotest Patent Rights shall have the right, but not the obligation, to defend such action, suit or proceeding at its sole expense; (b) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding.  If such action, suit or proceeding relates to Co-Developed Products in the Co-Development Territory or relates to Joint Patent Rights or CD138 Conjugate Patent Rights, both Parties shall equally share the cost and expense of any such action, suit or proceeding and the cost and expense of the above shall be used to calculate Net Income for that Co-Developed Product.  Each Party shall provide the other Party with prompt written notice of the commencement of any such suit, action or proceeding, or of any allegation of infringement of which such Party becomes aware, and shall promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.  For purposes of clarity, nothing in this Section 10.2.2 shall affect the right of ImmunoGen to defend itself in any such action, suit or proceeding relating to ImmunoGen Patent Rights.  Biotest shall not compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding that involves the use of ImmunoGen Patent Rights without ImmunoGen’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

10.3      Trademark Prosecution.  Biotest shall be responsible for the filing, prosecution, defense and maintenance before all trademark offices of the Licensed Product Trademarks at Biotest’s expense.  In the event that ImmunoGen has exercised a Co-Development Option to a Licensed Product both Parties shall be responsible for the filing, prosecution, defense and maintenance before all trademark offices in the Co-Development Territory of the Licensed Product Trademarks of such Co-Developed Product under the direction of the JDC or JMC, as appropriate, and shall equally share all expenses related thereto.

10.4      Orange Book Listing.  The Parties agree that, upon the filing of an NDA covering a Licensed Product, the Parties will designate which Party shall be responsible for listing the Patent Rights covering the Licensed Product in the Orange Book and, subject to the foregoing, the Party so designated shall promptly list such Patent Rights in the Orange Book.

11.      TERM AND TERMINATION

11.1      Term.  This Agreement shall commence on the Effective Date and shall continue in full force and effect until such time as all Royalty Terms for all Licensed Products have ended, unless earlier terminated in accordance with the provisions of this Section 11 (the “Term”). Thereafter, if not earlier terminated pursuant to Section 11.2, Biotest shall have a worldwide, fully paid-up and royalty-free license for the use and the Commercialization of all Licensed Products. In the event that either Party discontinues with its activities under this Agreement for good and valid reasons, including, without limitation, toxicological, pharmaceutical and ethical reasons, then the Parties shall, in good faith, discuss the situation and use commercially reasonable efforts in order to agree on an appropriate solution, including, without limitation, an early termination of or an amendment to this Agreement. In the event of a dispute between the Parties as to whether or not any discontinuation by a Party of its activities under this Agreement is justified by good

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

and valid reasons, such dispute shall first, according to Section 2.1.6, be referred to the JSC, and, to the extent not resolved by the JSC, referred to arbitration according to Section 14.1.

11.2      Termination.  This Agreement may only be terminated at any time by either Party, or by the Party specified, as follows:

11.2.1   Termination for Breach.  Either Party may terminate this Agreement, effective immediately upon written notice to the other Party, by giving [***] ([***]) days’ written notice to the other Party committing any material breach with respect to the failure to pay any amounts due hereunder and [***] ([***]) days’ written notice to the Party committing any other material breach; provided that, notwithstanding any indemnity claims of the non-breaching Party against the Party committing the breach according to Section 13, such material breach would render it reasonably unacceptable for the other Party to continue with the collaboration with the breaching Party and the activities under this Agreement.  Notwithstanding anything to the contrary set forth herein, (a) if the asserted breach is cured or shown to be non-existent within the applicable cure period, the notice of breach hereunder shall be deemed automatically withdrawn and (b) a material default by a Party shall not give rise to the termination right under this Section 11.2.1 to the extent such material default arises from a Force Majeure event described in Section 14.11; provided, that the Party allegedly breaching the Agreement shall have the burden of demonstrating the occurrence of the Force Majeure event. In the event of a dispute between the Parties as to whether or not any conduct of either Party constitutes a material breach, such dispute shall, first, according to Section 2.1.6, be referred to the JSC, and, to the extent not resolved by the JSC, be referred to arbitration according to Section 14.1.

11.2.2   Termination for Insolvency.

(a)       In the event of Bankruptcy of a Party, then the other Party may terminate this Agreement effective immediately upon written notice to such Party. For purpose hereof, "Bankruptcy" means, with respect to either Party, (a) such Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereinafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; (b) an involuntary case or other proceeding shall be commenced against such Party seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereinafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days; (c) a decree or order for relief shall be entered against such Party under any bankruptcy, insolvency, or other similar law as now or hereafter in effect; (d) such Party’s liabilities exceed the fair market value of its assets or such Party otherwise becomes insolvent or (e)  the dissolution or liquidation of, or cessation of business in the ordinary course by, such Party or such Party being unable to pay its debts as they come due, or the admission in writing of such Party of the inability to pay its debts as they become due;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)       all rights and licenses granted under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of the US Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 of the US Bankruptcy Code. The Parties agree that Biotest, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the US Bankruptcy Code. The Parties further agree that, in the event of commencement of a bankruptcy proceeding by or against ImmunoGen under the US Bankruptcy Code, Biotest will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property , and the same, if not already in its possession, will be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon its written request therefore, unless ImmunoGen elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of ImmunoGen upon written request by Biotest;

(c)       all rights, powers and remedies of Biotest provided for in this Section 11.2.2 are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, under the US Bankruptcy Code). In the event of the Bankruptcy of ImmunoGen, Biotest, in addition to the rights, powers and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, under the US Bankruptcy Code).

11.2.3   Termination by Biotest.  Biotest may terminate this Agreement at any time upon not less than ninety (90) days written notice at any time prior to the exercise by ImmunoGen of the Co-Development Option pursuant to Section 5.1.1.

11.3      Consequences of Termination of Agreement.  In the event of the termination of this Agreement pursuant to Section 11.2 the following provisions shall apply, as applicable:

11.3.1   Termination by ImmunoGen Pursuant to Section 11.2.1 or 11.2.2.  If this Agreement is terminated by ImmunoGen pursuant to Section 11.2.1 or 11.2.2, the following provisions shall apply:

(a)       the licenses granted to Biotest pursuant to Sections 8.1.1, 8.2.1 and 8.2.3 shall immediately terminate and Biotest shall be deemed to have granted to ImmunoGen, as of the date of termination, an [***] (even as to Biotest), worldwide, royalty-bearing license, with the rights to sublicense, under Biotest Technology and Biotest Patent Rights and Biotest’s interest in Joint Technology and Joint Patent Rights, to Develop and have Developed and Commercialize Licensed Products; provided that the royalties payable to Biotest shall be calculated based on the worldwide Annual Net Sales made by ImmunoGen, its Affiliates and/or Sublicensees, based on a royalty rate which shall be consistent with industry standards at such time and reasonably agreed to by the Parties or, if no such agreement is reached by the Parties with respect to such royalty rate within [***] ([***]) days, determined by an arbitration panel of three (3) persons experienced in the pharmaceutical business who are independent of both Parties, pursuant to Section 14.1 of this Agreement; provided, that any and all Termination Costs incurred by ImmunoGen may, in ImmunoGen’s sole discretion, be offset by ImmunoGen against such royalty payments or other amounts payable to Biotest hereunder;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)       all exclusivity obligations of ImmunoGen under Section 8.5 shall immediately terminate and ImmunoGen shall thereafter have the right to Develop and Commercialize Licensed Products for any and all uses within and outside of the Field;

(c)       each Party shall promptly return all Confidential Information of the other Party that are not subject to a continuing license hereunder; provided that each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder;

(d)       upon request of ImmunoGen, Biotest shall promptly, and in any event within [***] ([***]) days after ImmunoGen’s request: (i) transfer to ImmunoGen all right, title and interest in and to all Licensed Product Trademarks and registrations thereof, if any (ii) transfer to ImmunoGen all of its right, title and interest in all Regulatory Filings, Drug Approval Applications and Regulatory Approvals then in its name applicable to any Licensed Product, and all material aspects of Confidential Information Controlled by it as of the date of termination relating to Regulatory Filings, Drug Approval Applications and Regulatory Approvals; (iii) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect such transfer; (iv) provide ImmunoGen with copies of all correspondence between Biotest and such Regulatory Authorities relating to such Regulatory Filings, Drug Approval Applications and Regulatory Approvals; (v) unless expressly prohibited by any Regulatory Authority, transfer control to ImmunoGen of all clinical trials of any Licensed Product being conducted as of the effective date of termination and continue to conduct such trials for up to [***] ([***]) months to enable such transfer to be completed without interruption of any such trial; (vi) assign (or cause its Affiliates to assign) to ImmunoGen all agreements with any Third Party with respect to the conduct of clinical trials for any Licensed Product including, without limitation, agreements with contract research organizations, clinical sites and investigators, unless expressly prohibited by any such agreement (in which case Biotest shall cooperate with ImmunoGen in all reasonable respects to secure the consent of such Third Party to such assignment); (vii) provide ImmunoGen with all supplies of any Licensed Product in the possession of Biotest or any Affiliate or contractor of Biotest at [***] to Biotest's or Affiliate's cost for the supply of such Licensed Product; and (viii) provide ImmunoGen with copies of all reports and data generated or obtained by Biotest or its Affiliates pursuant to this Agreement that relate to any Licensed Product that has not previously been provided to ImmunoGen; and

(e)       if Biotest has manufactured, is manufacturing or having manufactured any Licensed Product or any intermediate thereof as of the effective date of termination: (i) Biotest shall, if requested by ImmunoGen, supply ImmunoGen with its requirements for all such Licensed Product and intermediate for up to [***] ([***]) months following such termination at [***] to Biotest’s cost for the supply of such Licensed Product or intermediate, and (ii) within [***] ([***]) days after ImmunoGen’s request, Biotest shall provide to ImmunoGen or its designee all information in its possession with respect to the manufacture of each such Licensed Product or intermediate.

11.3.2  Termination by Biotest Pursuant to Section 11.2.1 or 11.2.2.  If this Agreement is terminated by Biotest pursuant to Section 11.2.1 or 11.2.2:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(a)       Biotest shall continue to have the licenses set forth in Sections 8.1.1, 8.2.1 and 8.2.3 to Develop and have Developed Licensed Products and to Commercialize and have Commercialized Licensed Products, subject to a payment of royalties due on and after the effective date of termination with respect thereto, at a rate equal to [***] [***] [***] [***] the rates set forth in Section 6.4, calculated on the basis of Annual Net Sales of Royalty-Bearing Products during the Royalty Term, provided, that any and all Termination Costs incurred by Biotest may, in Biotest’s sole discretion, be offset by Biotest against such royalty payments or other amounts payable to ImmunoGen hereunder;

(b)       all rights (including without limitation the Co-Development Option) and licenses granted to ImmunoGen pursuant to Section 5 and Sections 8.1.2, 8.2.2 and 8.2.3 shall immediately terminate and all Co-Developed Products including Co-Developed Products sold in the Co-Development Territory shall immediately become Royalty-Bearing Products and the applicable territory shall be the Territory; and

(c)       each Party shall promptly return all Confidential Information of the other Party that are not subject to a continuing license hereunder; provided that each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.

(d)       upon request of Biotest, ImmunoGen shall promptly, and in any event within [***] ([***]) days after Biotest's request: (i) transfer to Biotest all right, title and interest in and to all Licensed Product Trademarks and/or Co-Developed Product Trademarks, as applicable, and registrations thereof, if any (ii) transfer to Biotest all of its right, title and interest in all Regulatory Filings, Drug Approval Applications and Regulatory Approvals then in its name applicable to any Licensed Product and/or Co-Developed Product, as applicable, and all material aspects of Confidential Information Controlled by it as of the date of termination relating to Regulatory Filings, Drug Approval Applications and Regulatory Approvals; (iii) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect such transfer; (iv) provide Biotest with copies of all correspondence between ImmunoGen and such Regulatory Authorities relating to such Regulatory Filings, Drug Approval Applications and Regulatory Approvals; (v) unless expressly prohibited by any Regulatory Authority, transfer control to Biotest of all clinical trials of any Licensed Product and/or Co-Developed Product, as applicable, being conducted as of the effective date of termination and if so requested by Biotest continue to conduct and co-finance such trials in which ImmunoGen is involved for up to [***] ([***]) months to enable such transfer to be completed without interruption of any such trial; (vi) assign (or cause its Affiliates to assign) to Biotest all agreements with any Third Party with respect to the conduct of clinical trials for any Licensed Product and/or Co-Developed Product, as applicable, including, without limitation, agreements with contract research organizations, clinical sites and investigators, unless expressly prohibited by any such agreement (in which case ImmunoGen shall cooperate with Biotest in all reasonable respects to secure the consent of such Third Party to such assignment); (vii) provide Biotest with all supplies of any Licensed Product and/or Co-Developed Product, as applicable, in the possession of ImmunoGen or any of its Affiliates or contractors at [***] to ImmunoGen's or its Affiliate's cost for the supply of such Licensed Product and/or Co-Developed Product; and (viii) provide Biotest with copies of all reports and data generated or obtained by ImmunoGen or its Affiliates pursuant to this Agreement that

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

relate to any Licensed Product and/or Co-Developed Product that has not previously been provided to Biotest; and

(e)       if ImmunoGen has manufactured, is manufacturing or having manufactured any Licensed Product and/or Co-Developed Product or any intermediate thereof as of the effective date of termination: (i) ImmunoGen shall, if requested by Biotest, supply Biotest with its requirements for all such Licensed Product and/or Co-Developed Product and intermediate for up to [***] ([***]) months following such termination at [***] to ImmunoGen’s cost for the supply of such Licensed Product and/or Co-Developed Product or intermediate, and (ii) within [***] ([***]) days after Biotest’s request, ImmunoGen shall provide to Biotest or its designee all information in its possession with respect to the manufacture of each such Licensed Product and/or Co-Developed Product or intermediate.

11.3.3   Termination by Biotest Pursuant to Section 11.2.3.  If this Agreement is terminated by Biotest pursuant to Section 11.2.3:

(a)       Biotest shall cease to have the licenses set forth in Sections 8.1.1 and 8.2.1 to Develop and Commercialize Licensed Products and all payment obligations of Biotest to ImmunoGen subsequent to the effective date of termination under this Agreement shall terminate;

(b)       all rights (including without limitation the Co-Development Option) and licenses granted to ImmunoGen pursuant to Section 5 and Sections 8.1.2 and 8.2.2 shall immediately terminate; and

(c)       each Party shall promptly return all Confidential Information of the other Party that are not subject to a continuing license hereunder; provided that each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.

11.3.4   Definition of Termination Costs.   For purposes of Sections 11.3 only, the term Termination Costs means, with respect to any Licensed Product that is subject to termination (a) all Out-of-Pocket Costs paid to a Third Party to transfer Regulatory Filings, Drug Approval Applications and Regulatory Approvals applicable to such Licensed Product, and (b) all internal costs, determined by the applicable FTE Rate for the FTEs used by both Parties in the relevant period on activities directly relating to the transfer of control of such Licensed Product to the non-terminating Party.

11.4      Surviving Provisions.  Termination or expiration of this Agreement for any reason shall be without prejudice to:

(a)       the rights and obligations of the Parties provided in Sections 6.4 (solely to the extent any licenses granted to Biotest survive pursuant to Section 11.3) 7, 8.2, 8.3 (8.2 and 8.3 solely to the extent as provided in Section 11.3), 8.4, 11.3, 13 and 14 (including all other Sections referenced in any such Section and including Section 1), all of which shall survive such termination; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)       any other rights or remedies provided at law or equity which either Party may otherwise have.

12.       REPRESENTATIONS AND WARRANTIES

12.1     Mutual Representations and Warranties.  ImmunoGen and Biotest each represents and warrants to the other, as of the Effective Date, as follows:

12.1.1   Organization.  It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.

12.1.2   Authorization.  The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable  to such Party.

12.1.3   Binding Agreement.  This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.

12.1.4   No Inconsistent Obligation.  It is not under  and will not enter into any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.

12.2     Additional Representations of ImmunoGen.  ImmunoGen further represents and warrants to Biotest, as of the Effective Date, as follows:

12.2.1   ImmunoGen Licensed Patent Rights.  All Licensed Patent Rights are existing and, to the best of ImmunoGen’s knowledge, no Licensed Patent Rights are invalid or unenforceable.

12.2.2  Claims or Judgments.    There are no claims, judgment or settlements against ImmunoGen pending, or to the best of ImmunoGen’s knowledge, threatened, that invalidate or seek to invalidate the Licensed Patent Rights.

12.2.3   Right to Technology.  ImmunoGen has the right, and will during the Term of this Agreement maintain the right, to (a) use the Licensed Technology and Licensed Patent Rights existing as of the Effective Date as is necessary to fulfill its obligations under this Agreement; and (b) grant the licenses under the Licensed Patent Rights granted pursuant to this Agreement.

12.2.4   No Infringement.  To the best of ImmunoGen’s knowledge, no Third Party is infringing, or threatening to infringe, the Licensed Patent Rights. To the best of ImmunoGen’s knowledge, the use of Licensed Patent Rights under this Agreement for the Development,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

manufacture, use or Commercialization of Licensed Products does not infringe the Patent Rights of any Third Party, nor has ImmunoGen received any written notice alleging such infringement.

12.2.5   No Litigation.  To the best of ImmunoGen’s knowledge, there is no pending or threatened litigation that alleges that ImmunoGen’s proposed activities under this Agreement would infringe or misappropriate any intellectual property rights of any Third Party.

13.       INDEMNIFICATION

13.1     Indemnification of Biotest by ImmunoGen.  ImmunoGen shall indemnify, defend and hold harmless Biotest, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “Biotest Indemnitees”), against any and all liabilities, damages, losses and expenses (including reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the Biotest Indemnitees, or any one of them, as a direct result of any claims, suits, actions, demands or judgments of Third Parties, including without limitation personal injury and product liability matters and claims of suppliers and ImmunoGen employees (collectively, “Claims”) arising out of (a) any action by ImmunoGen in the conduct of the activities under this Agreement, including but not limited to, the Research Program, activities under the Research Plan, the Development Plan, the Co-Development Plan, the Manufacturing Plan, the Co-Development Marketing and Sales Plan, the Co-Development Manufacturing Plan or the Co-Promotion of Co-Developed Products; (b) the Co-Development by ImmunoGen of any Co-Developed Product or (c) the Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Co-Developed Product that is manufactured or sold by ImmunoGen or by an Affiliate, Sublicensee, distributor or agent of ImmunoGen; provided that, with respect to any Claim for which ImmunoGen has an obligation to any Biotest Indemnitee pursuant to this Section 13.1 and Biotest has an obligation to any ImmunoGen Indemnitee pursuant to Section 13.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility for the facts underlying the Claim relative to the other Party.

13.2     Indemnification of ImmunoGen by Biotest.  Biotest shall indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), against any and all Losses incurred by or imposed upon the ImmunoGen Indemnitees, or any one of them, as a direct result of any Claims arising out of (a) any action by Biotest in the conduct of the activities under this Agreement, including but not limited to, the Research Program, activities under the Research Plan, the Development Plan, the Co-Development Plan, the Manufacturing Plan, the Co-Development Marketing and Sales Plan or the Co-Promotion of Co-Developed Products; (b) the Development by Biotest of any Biotest Product and the Co-Development by Biotest of any Co-Developed Product or (c) the Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Biotest Product and Co-Developed Product that is manufactured or sold by Biotest or by an Affiliate, Sublicensee, distributor or agent of Biotest; provided that with respect to any Claim for which ImmunoGen has an obligation to any Biotest Indemnitee pursuant to Section 13.1 and Biotest has an obligation to any ImmunoGen Indemnitee pursuant to this Section 13.2, each Party shall indemnify each of the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

other Party’s Indemnitees for its Losses to the extent of its responsibility for the facts underlying the Claim relative to the other Party.

13.3     Conditions to Indemnification.  A Person seeking recovery under this Section 13 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the Party from which recovery is sought (the “Indemnifying Party”) and, provided that the Indemnifying Party is not contesting its obligation under this Section 13, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such claim; provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Claim as the settlement or disposition relates to Parties being indemnified under Section 13, (b) not settle or otherwise resolve such claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed).  The Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.

13.4     Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, (A) NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND (B) EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

13.5     No Warranty of Success.  Nothing contained in this Agreement shall be construed as a warranty on the part of either Party that (a) the Research Program will yield any Licensed Product or will otherwise be successful, or (b) the outcome of the Research Program will be commercially exploitable in any respect.

13.6     Limited Liability.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES.

13.7     Insurance.  Biotest and ImmunoGen shall use commercially reasonable efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder.  Such insurance shall be in such amounts and subject to such deductibles as the Parties may agree, based upon standards prevailing in the industry at the time.

14.       MISCELLANEOUS

14.1     Arbitration.  In the event of any dispute, difference or question arising between the Parties in connection with this Agreement, the construction thereof, or the rights, duties or liabilities of either Party hereunder (including, without limitation, any Disputed Matter that is submitted for arbitration as provided in Section 2.1.6 or any other provision hereof) (each, an

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

“Arbitration Matter”), the arbitration proceeding shall be conducted in accordance with the Rules of Arbitration of the ICC and otherwise as follows.

(a)       The arbitration shall be conducted by a panel of three (3) persons experienced in the pharmaceutical business and/or in questions of law, in each case as applicable, who are independent of both Parties.  Within thirty (30) days after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator within thirty (30) days of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the ICC. The place of arbitration shall be London, United Kingdom of Great Britain and Northern Ireland, and all proceedings and communications shall be in English.

(b)       Either Party may apply to the arbitrators for interim injunctive relief until the arbitration decision is rendered or the Arbitration Matter is otherwise resolved. Either Party also may, without waiving any right or remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the Arbitration Matter pursuant to this Section 14.1. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees, and the Party that does not prevail in the arbitration proceeding shall pay the arbitrators’ fees and any administrative fees of arbitration.

(c)       Except to the extent necessary to confirm an award or decision or as may be required by Applicable Laws, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the Arbitration Matter would be barred by the applicable New York statute of limitations.

(d)       The Parties agree that, in the event of an Arbitration Matter involving the alleged breach of this Agreement (including, without limitation, whether a Party has satisfied its diligence obligations hereunder), neither Party may terminate this Agreement until resolution of the Arbitration Matter pursuant to this Section 14.1.

(e)       The Parties hereby agree that any disputed performance or suspended performance pending the resolution of an Arbitration Matter that the arbitrators determine to be required to be performed by a Party must be completed within a reasonable time period following the final decision of the arbitrators.

(f)       The Parties hereby agree that any monetary payment to be made by a Party pursuant to a decision of the arbitrators shall be made in United States dollars, free of any tax or other deduction.  The Parties further agree that the decision of the arbitrators shall be the sole, exclusive and binding remedy between them regarding determination of Arbitration Matters presented.

14.2     Notices.  All notices and communications shall be in writing and delivered personally or by courier providing evidence of delivery or by facsimile, addressed as follows, or to such other address as may be designated from time to time:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

If to Biotest:	If to ImmunoGen:

Biotest AG	ImmunoGen, Inc.
Landsteinerstraße 5	128 Sidney Street
D-63303	Cambridge MA 02139
Dreieich, Germany	Tel: 617-995-2500
Tel: +49(0)6103-801-225	Fax: 617-995-2510
Fax: +49(0)6103-801-767	Attention: CEO
Attention: CEO

With a copy to:	With a copy to:

Kaye Scholer (Germany) LLP	Mintz, Levin, Cohn, Ferris, Glovsky
Schillerstrasse 19	and Popeo, PC
D-60313 Frankfurt, Germany	One Financial Center
Attention: Dr. Gottfried W. Freier	Boston, Massachusetts 02111
Tel: +49(0)69-25494-0	Attention: John J. Cheney, Esq.
Fax: +49(0)69-25494-444	Tel: +1 (617) 542-6000
Fax: +1 (617) 542-2241

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) one (1) business day after confirmation of receipt of facsimile or electronic mail by the Party; (b) three (3) business days after deposit with an internationally-recognized overnight express courier with changes prepaid, or (c) five (5) business days after mailed by certified, registered or regular mail, postage prepaid, in each case addressed to a Parties at its address stated above or to such other address as such Party may designate by written notice in accordance with this Section 14.2.

14.3     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of principles of conflicts of law.

14.4     Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

14.5     Headings.  Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

14.6     Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and both of which, together, shall constitute a single agreement.

14.7     Amendment; Waiver.  This Agreement may be amended, modified, superseded or canceled, and any of the terms of this Agreement may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of any Party at any time or times to require performance of any provisions shall

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

in no manner affect the rights at a later time to enforce the same. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

14.8     No Third Party Beneficiaries.  Except as set forth in Sections 13.1, and 13.2, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.

14.9     Purposes and Scope.  The Parties hereto understand and agree that this Collaboration is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement shall be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.

14.10   Assignment and Successors.  Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all of its assets and/or all of its assets to which this Agreement relates or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporation.

14.11   Force Majeure.  Neither Biotest nor ImmunoGen shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure.  In event of such Force Majeure event, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

14.12   Interpretation.  The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

14.13   Integration; Severability.  This Agreement and the Existing Agreements are the entire agreements with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to such subject matter.  If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of the Agreement shall not be affected.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

14.14   Further Assurances.  Each of ImmunoGen and Biotest agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

[Remainder of page intentionally left blank.]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.

By:
Name:
Title:

BIOTEST AG

By:
Name:	Dr. Martin Reinecke
Title:	VP, Strategic Alliances

By:
Name:	Prof. Dr. Gregor Schulz
Title:	Chief Executive Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

SCHEDULE 1

CALCULATION OF NET INCOME

“Advertising” means the advertising and promotion of the Co-Developed Products in the Co-Development Territory through any means, including, without limitation, (i) television and radio advertisements; (ii) advertisements appearing in journals, newspapers, magazines or other media; (iii) seminars and conventions; (iv) packaging design; (v) professional education programs; (vi) samples (including related costs for manufacturing, shipping, and use taxes), visual aids and other selling materials; (vii) hospital formulary committee presentations; and (viii) presentations to state and other governmental formulary committees; provided, however, that Advertising shall exclude Detailing and General Public Relations.  With regard to advertising and promotion that include Co-Developed Products, the JMC shall determine the percentage of such advertising and promotion that will be deemed Advertising for the purposes of this Agreement.

“Annual Net Income” means the Net Income derived in any Calendar Year.

“Commercialization Expense” means the sum of (a) promotion expense; (b) marketing expense; (c) any reasonable internal and Out-of-Pocket Costs, expenses and fees incurred in prosecuting, maintaining, enforcing and defending the Licensed Product Trademark, Licensed Patent Rights, Joint Patent Right, CD138 Conjugate Patent Rights and/or Biotest Patent Rights covering a Co-Developed Product; and (d) any other Out-of-Pocket Cost or expense expressly stated to be a Commercialization Expense in this Agreement or under the Co-Development Marketing and Sales Plan.

“Cost of Goods” means the fully absorbed manufacturing costs (“FAMC”) attributable to the manufacture of a Co-Developed Product calculated in accordance with GAAP or IAS (International Accounting Standards)and consistent with the Co-Development Marketing and Sales Plan and includes, without limitation, the costs of all Third Party manufacturing, direct material, direct labor, direct services costs, and manufacturing overhead consumed (including depreciation), provided or procured by manufacturing facilities in the manufacture of Co-Developed Product.  Cost of Goods shall exclude Commercialization Expense.

“Detail” has the meaning provided in Section 1.

“General Public Relations” means any public relations activity (including a press release or image piece) which (i) promotes generally the business of a company or deals in a general manner with the activities of such company in a general pharmaceutical market; and (ii) mentions in an incidental manner the fact that such company or its Affiliates markets or sells one or more of the Co-Developed Products or provides other incidental information concerning one or more of the Co-Developed Products.  Announcements related to this Agreement or that concern primarily the relationship of either Party to each other are not General Public Relations and must be agreed upon by both Parties in writing prior to release.

“Licensed Product Trademark” has the meaning provided in Section 1.

“Net Income” means, with respect to a Co-Developed Product, Net Sales minus the sum of (a) Cost of Goods of such Co-Developed Product sold and (b) Commercialization Expense

Sched. 1-1

CONFIDENTIAL TREATMENT REQUESTED

applicable to the Co-Developed Product, in each case, incurred in that Calendar Quarter for that Co-Developed Product.

“Net Sales” has the meaning provided in Section 1.

“Personnel Costs” means the reasonable costs of employment of personnel employed by or under contract to a Party including, but not limited to, salaries, benefits (including the costs of cars or allowances therefore), travel, lodging, meals and office and computing supplies.

“Representative” means an individual (a) employed and trained by Biotest or ImmunoGen or (b) employed by a Third Party or self-employed and trained by or on behalf of Biotest or ImmunoGen, in either case, to Detail a Licensed Product.

“Sales and Marketing Expense” means all reasonable Out-of-Pocket Costs and all internal costs on an FTE rate basis (using an appropriate FTE rate determined by the JFC) annually for those individuals fully dedicated to the Co-Developed Product incurred by the Parties that are directly attributable to the following functions for the sale, promotion and marketing of a Co-Developed Product in the Co-Development Territory:  (a) market research on such Co-Developed Product, (b) marketing, Advertising and promoting of Co-Developed Products (including, without limitation, educational expenses, advocate development programs and symposia, sales meetings, direct to consumer/patient advertising, samples, agency fees for the development of promotional materials and printing of promotional materials), (c) training and communication materials for the Co-Developed Products (d) corporate accounts (including without limitation administrative costs, expenses related to accounts receivable, expenses related to customer service, fees to banks or authorities, e.g. for legalization of documents), (e) managed care, (f) sales force training, (g) product hotlines, (h) reimbursement support, (i) contracting, (j) pricing, (k) conducting compassionate use programs and for domestic Phase IV studies for Co-Developed Products (including without limitation FAMC for any Co-Developed Product utilized in such compassionate use programs) and (k) telemarketing services.  Marketing Expense shall not include any General Public Relations or any other activities that promote the business of a Party as a whole without specifically referencing any Co-Developed Product.

In calculating the Net Income the following principles shall apply:

1.         There shall be no double counting of any costs or expenses or of any revenues, and to the extent a cost or expense has been included in one category or sub-category, it shall not be included in another; similarly, to the extent any revenue has been taken into account in one category or sub-category it shall not be taken into account in another.

2.         When allocating costs and expenses under this Agreement, each Party shall utilize the same policies and principles as it utilizes consistently within its group and business units when making internal cost allocations.

3.         To the extent an item of income or revenue is received by a Party or a cost or expense is incurred by a Party, and is necessary and specifically and directly identifiable, attributable and allocable to the Commercialization of Co-Developed Product and is not otherwise accounted for in the calculation of operating income, such Party shall credit such income or revenue and shall be permitted to charge such cost or expense to the operating income.

4.         All costs and expenses shall be determined, and all calculations shall be made, in accordance with GAAP or IAS (International Accounting Standards).

5.         Commercialization Expense shall not include any Personnel Costs.

Sched. 1-2

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 2

LICENSED PATENT RIGHTS

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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

[***]	[***]	[***]	[***]	[***]
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

[***]

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

SCHEDULE 3

MATERIAL TERMS TO BE INCLUDED

IN SUPPLY AGREEMENT

All Supply Agreements will include:

•	Requirement for Biotest to provide ImmunoGen with a non-binding forecast of the quantity of Clinical Materials it reasonably expects to order over the succeeding twelve (12) month period.
•	Requirement for Biotest to supply ImmunoGen with quantities of bulk Anti- CD138 Antibody sufficient and suitable to enable ImmunoGen to produce the quantity of Clinical Materials so requested.
•	Systems for forecasting, ordering and delivering Clinical Materials.
•	Specifications for Clinical Materials as are mutually agreed to by the Parties in the Supply Agreement.
•

Requirement for ImmunoGen to produce Clinical Materials using, or in accordance and/or compliance with, such equipment, processes, procedures and standards, including current Good Manufacturing Practices (“cGMPs”), as are mutually agreed to by the Parties in the Supply Agreement.

•

Requirement that all Clinical Materials be [***] and [***] by ImmunoGen in accordance with such [***] [***] and [***] [***] [***] and [***] as are mutually agreed to by the Parties in the Supply Agreement.

•

[***] by ImmunoGen that, at the time of delivery of any Clinical Materials, such Clinical Materials shall have been produced, conjugated, manufactured, stored, packaged, labeled, shipped and/or delivered in compliance with all applicable laws, regulations, rules and requirements, including, without limitation, cGMPs.

•	Requirement that, ImmunoGen provide Biotest with a [***] of [***] in a form agreed to by the Parties indicating that the [***] [***] [***] meets the specifications called for by the Supply Agreement.
•	Supply prices in accordance with Section 4 of the Agreement.
•	Provisions relating to authorized facilities, audit of facilities and records (including records relating to the Policy), and record retention requirements.
•	Provisions concerning regulatory matters, including communications with regulatory authorities, compliance with laws and regulations, and assistance with regulatory submissions.
•	Provision concerning fees for holding of Clinical Materials inventory at ImmunoGen.
•	Other customary provisions, such as indemnification and insurance, force majeure, representations and warranties, and confidentiality.
•

Biotest shall have the right to [***] ImmunoGen’s [***] [***] applicable to the manufacture of Clinical Materials consistent with the [***] [***] described in Sections [***], [***] and [***] of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

AMENDMENT NO. 1 TO COLLABORATIVE DEVELOPMENT
AND LICENSE AGREEMENT

This Amendment No. 1 (this "Amendment No. 1") to the Collaborative Development and License Agreement (this “Agreement”) entered into as of July 7, 2006 (the "Agreement Effective Date") by and between ImmunoGen, Inc., a Massachusetts corporation with its principal place of business at 128 Sidney Street, Cambridge, Massachusetts, USA 02139 (“ImmunoGen”) and Biotest AG, a corporation organized under the laws of Germany having an address of Landsteinerstraße 5, D-63303 Dreieich, Germany (“Biotest”) is dated as of August 23, 2006 (the “Amendment Effective Date”).

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, on the Agreement Effective Date, ImmunoGen and Biotest entered into the Agreement for the purpose of Developing and Commercializing Licensed Products derived from the conjugation of Biotest’s proprietary CD138 Antibodies with ImmunoGen’s maytansine derivatives; and

WHEREAS, the Parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.       The introduction of Section 6.4.1 of the Agreement and Sections 6.4.1(a) and 6.4.1(b) of the Agreement are hereby deleted in their entirety and replaced with the following:

1.       “6.4.1 Payment of Royalties.  Biotest shall pay ImmunoGen a royalty based on Annual Net Sales of each Royalty-Bearing Product commencing with the Calendar Year (or partial Calendar Year) in which the First Commercial Sale of such Royalty-Bearing Product occurs and ending upon expiration of the Royalty Term for such Royalty-Bearing Product, at the following rates; provided, that, for the purpose of clarity, to the extent a Royalty-Bearing Product is not covered by a Valid Claim in a country in the Territory, the Net Sales of such Royalty-Bearing Product in such country shall not be included in the calculation of Annual Net Sales used to determine the royalty rates in Sections 6.4.1(a) and 6.4.1(b) on and after [***] ([***]) years from the date of First Commercial Sale of such Royalty-Bearing Product in such country:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.       (a)  Biotest Products

Annual Net Sales of Biotest Products Worldwide	Royalty Rate
Up to $[***]	[***]%
Equal to or greater than $[***]	[***]%

3.       (b)  Co-Developed Products

4.       (i) Early Stage Co-Developed Products

Annual Net Sales Outside Co-Development Territory	Royalty Rate
Up to $[***]	[***]%
Equal to or greater than $[***]	[***]%

5.       (ii) Late Stage Co-Developed Products

Annual Net Sales Outside Co-Development Territory	Royalty Rate
Up to $[***]	[***]%
Equal to or greater than $[***]	[***]%”

2.       The Parties hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the Parties hereto.  This Amendment No. 1 may be executed simultaneously in counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

IMMUNOGEN, INC.	Biotest AG

By:	By:
Name:	Name:	Dr. Martin Reinecke
Title:	Title:	VP, Strategic Alliances

By:
	Name:	Prof. Dr. Gregor Schulz
	Title:	Chief Executive Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.